UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
SCHEDULE 14A
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the Securities Exchange Act of 1934
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JetForward
Be loved.
Be profitable.
Our priority moves help us get there:

Reliable and caring service drives choice, satisfaction and cost savings	Best East Coast leisure network where our value proposition is positioned to win	Products and perks customers value to capture growing share of premium customers	A secure financial future that sustains our cost advantage to our peers & restores our balance sheet

Message from our Chief Executive Officer	April 2, 2026

Dear Fellow Stockholders:
On behalf of the JetBlue Board of Directors, I am pleased to invite you to join our virtual annual meeting of stockholders on
Thursday, May 14, 2026 at 9:00 a.m. Eastern Daylight Time.
This year’s event can be accessed at
www.virtualshareholdermeeting.com/jblu2026.
In 2025, we drove meaningful execution of JetForward, our
multi-year strategy to return the company to sustained
profitability. Across the business, our teams made progress on the priorities that matter most — improving reliability,
sharpening our network, strengthening our product offering, and reinforcing our financial foundation.
At the same time, the year unfolded against a challenging external backdrop. Macroeconomic uncertainty associated with tariffs, a government shutdown requiring scheduled flight reductions,
continued air traffic control pressures, and aircraft groundings associated with both the Pratt & Whitney GTF inspections and the
Airbus software roll-back tested our business. In response, we remained focused on disciplined execution and kept JetForward at the center of our decision-making.
JetForward provided a steady roadmap for our leadership team and crewmembers, enabling us to advance each of our four
priority moves:
Reliable & Caring Service
Reliability is foundational to JetBlue’s success, and in 2025 we continued building on the momentum established since
JetForward’s launch. We improved nearly every major
operational metric compared with 2024. Net Promoter Score
(NPS) improved by 8 points year-over-year, and 17 points since the beginning of 2024, reflecting the progress delivered in the first full year of JetForward.
Our performance was also recognized through third-party awards, including a TPG Award from The Points Guy for Best U.S.
Economy Cabin, our sixth time receiving this honor, as well as J.D.
Power recognition for Highest Customer Satisfaction in First/
Business Class in North America, underscoring the strength of both our core and premium offerings.
Best East Coast Leisure Network
In 2025, we continued reshaping our network to better align with customer demand and our competitive strengths. We added
capacity in Fort Lauderdale, regaining our position as the
airport’s largest airline, expanded service in our core geographies and announced additional European destinations for 2026, further strengthening our leisure network while maintaining disciplined capacity deployment. We also introduced our Blue Sky
collaboration with United Airlines to broaden customer relevance and loyalty integration across our networks.
Products & Perks Customers Value
JetForward’s product strategy continued to progress in 2025 by strengthening choice, value, and premium revenue generation.
We enhanced our EvenMore® offering with additional onboard
perks and made it available for purchase in more channels. We also remain on track to introduce a domestic first-class product in 2026.
It was a very big year for our TrueBlue® loyalty program. We opened our first lounge, BlueHouse, at JFK, with Boston
planned to follow in 2026. We also launched a premium credit card that has outperformed expectations, expanded airline
partner redemption opportunities, and enabled customers to
redeem TrueBlue® points to purchase our Blue Basic and
EvenMore® offerings.
A Secure Financial Future
Maintaining financial discipline remained a central focus throughout
2025. We deferred aircraft deliveries to preserve capital flexibility and ended the year with $2.5 billion in liquidity, while continuing to manage capital and financing activities with discipline.
We continued modernizing our fleet by retiring all Embraer
E190 aircraft and expanding our A220 fleet to 59 aircraft at year-end, improving efficiency and lowering unit costs. In 2025,
JetForward delivered $305 million of incremental EBIT,
representing meaningful progress toward our long-term
financial targets and on track to hit our goal of $850-950 million of incremental EBIT for 2027.
Our Board of Directors play a critical role in guiding and
overseeing this work. The Board’s depth of experience,
independent perspective, and active engagement in strategy
and risk oversight remain vital as we navigate a complex
operating environment.
Looking ahead, we remain confident in JetForward and are
committed to disciplined execution. The actions taken in 2025 have strengthened our financial and operational foundation,
positioning JetBlue to compete more effectively, capture new opportunities, and deliver long‑term value for our stockholders.
Our financial priorities remain clear: restore sustained operating profitability, generate positive free cash flow, and strengthen our balance sheet.
On behalf of the Board of Directors and all of JetBlue’s
crewmembers, thank you for your continued support and
investment in our company.
Very truly yours,
Joanna L. Geraghty
Chief Executive Officer and Director

ii
Notice of Annual Meeting
of Stockholders
This notice of annual meeting, proxy statement and form of proxy for
JetBlue Airways Corporation (“JetBlue” or the “Company”) are being distributed and made available on or about April 2, 2026.

Meeting Information		Vote in Advance of the Meeting If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Date & Time	9:00 a.m., Eastern Daylight Time, on Thursday, May 14, 2026	By Internet	Vote your shares at www.proxyvote.com

Place	Online at www.virtual shareholdermeeting .com/jblu2026	By Telephone	Call 1-800-690-6903 (toll-free)

Record Date	You are entitled to vote only if you were a JetBlue stockholder as of the close of business on March 20, 2026	By Mail	Sign, date and return the enclosed proxy card or voting instruction form

Items of Business

To elect the thirteen directors named in this proxy statement;
To approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay” vote);
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
To approve an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan to increase the number of shares of common stock authorized for issuance; and
Such other business as may properly come before the annual meeting and any postponement(s) or adjournment(s) thereof.

Important Notice
Regarding the
Availability of Proxy
Materials for the
Annual Meeting of
Stockholders to be held
on May 14, 2026
The notice of annual
meeting, the proxy
statement and our 2025
Annual Report to
Stockholders are
available on our website
at http://
investor.jetblue.com.
Additionally, in
accordance with the
Securities and Exchange
Commission rules, you
may access our proxy
materials
at www.proxyvote.com.

iii
Voting
Your vote is very important. Regardless of whether you plan to attend the virtual annual meeting, we hope you will vote as soon as possible. You may vote your shares over the
Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. In addition, stockholders of record and beneficial owners will be able to vote their shares electronically during the annual meeting. For specific instructions on how to vote your shares, please refer to the section entitled Questions and
Answers About the Annual Meeting and Voting beginning on page 91 of the Proxy Statement.
Virtual Meeting Admission
Stockholders of record as of March 20, 2026 will be able to participate in the virtual annual meeting by visiting our annual meeting website www.virtualshareholdermeeting.com/jblu2026.
To participate in the 2026 virtual annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.
The 2026 virtual annual meeting will begin promptly at 9:00 a.m., Eastern Daylight Time, on
May 14, 2026. Online check-in will begin at 8:45 a.m., Eastern Daylight Time. Please allow ample time for the online check-in procedures.
Annual Meeting Website and Pre-Meeting Portal
We believe the online format for the 2026 annual meeting allows us to communicate more effectively with you. Stockholders can access our pre-meeting portal, where you can submit questions in advance of the annual meeting, by visiting our annual meeting website at www.proxyvote.com and logging in with your 16-digit control number. Stockholders can also access copies of our Proxy Statement and 2025 Annual Report to Stockholders at the
annual meeting website.
By order of the Board of Directors,
Eileen McCarthy
General Counsel and Corporate Secretary

1	Business Overview
5	Proxy Statement Summary
9	Corporate Governance at JetBlue
24	The Board of Directors
27	Management Proposal 1: Election of Directors
39	Management Proposal 2: Advisory Vote to Approve Executive Compensation
41	Compensation Discussion and Analysis
42	Letter from the Chair of the Compensation Committee
57	Compensation Committee Report
58	Summary Compensation Table
60	Grants of Plan-Based Awards
62	Outstanding Equity Awards at Fiscal Year-End
64	Option Exercises and Stock Vested
65	Potential Payments Upon Termination or Change in Control
71	Pay Ratio of Chief Executive Officer Compensation to Median Crewmember Compensation
72	Pay Versus Performance
76	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
78	Management Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
82	Audit Committee Report
83	Management Proposal 4: Approval of an Amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan
91	Questions and Answers about the Annual Meeting and Voting
95	Other Matters
96	Additional Information
98	Appendix A: Non-GAAP Financial Measures
102	Appendix B: Proposed Amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan

Contents

1

Business Overview
JetBlue took to the skies in 2000 with a radical mission of bringing humanity back to air travel. The airline’s founders had a simple recipe: keep costs low and deliver competitive fares with great service backed up by the best people and culture in the business. For 26 years the airline has been committed to its customer-centric approach, combining award-winning service, industry-leading comfort, and innovative products. With a focus on our JetForward strategy, we are leaning into our strengths and setting a course for sustained profitability and long-term success.
A Differentiated Travel Experience
JetBlue is known for redefining the travel experience with key differentiators, including:
•Award-Winning Customer Service – We continue to be recognized for our caring, customer-first approach, including receiving the top ranking from The Points Guy for Best U.S. Economy Cabin, our sixth time receiving this honor, and awarded
Highest Customer Satisfaction in First/Business Class in North America by J.D Power.
•Premium Travel Options – Our Mint® product continues to raise the bar, we have made enhancements to our
EvenMore® experience, and we plan to introduce a domestic first-class product in 2026. Our first-ever airport lounge,
BlueHouse, opened in 2025 at JFK with a location at Boston Logan to follow in 2026 to further enhance the premium travel experience.
•A Loyalty Program that Delivers – TrueBlue® offers flexible rewards and premium perks, enhanced by our new 2025 credit card and expanded global airline partnerships. Beyond flights, members seamlessly earn and redeem points on vacation packages, cruises, hotels, and car rentals through JetBlue Vacations and TrueBlue® Travel, both powered by our
Paisly subsidiary.
•More Comfort in Every Cabin – Our spacious seating, free high-speed Wi-Fi, and seatback entertainment set us apart in the industry.
JetForward: Positioning the Company for Long-Term Success
In 2024, we launched JetForward, our multi-year roadmap designed to drive operational reliability, customer loyalty, and financial resilience. JetForward is built on four priority moves:

Reliable & Caring Service Driving operational excellence, reducing delays, and improving customer satisfaction.

Best East Coast Leisure Network Optimizing our route network to focus on high-demand markets where the JetBlue brand resonates and we have historically been successful.

Products & Perks Customers Value Enhancing revenue streams, including new premium offerings, investing in loyalty, and elevating the customer experience.

A Secure Financial Future Committed to cost discipline, enabling free cash flow generation and strengthening balance sheet health.

2

Business Overview	Table of Contents
Financial and Operational Discipline
As we execute JetForward, we are focused on financial sustainability and making disciplined decisions to strengthen JetBlue’s competitive position and deliver long-term value for our stockholders. In 2025, we successfully:
•Improved operational performance, with a year-over-year increase in systemwide on-time performance and an 8-point improvement in NPS.
•Generated $9.1 billion in operating revenue while aligning capacity to demand.
•Delivered $305 million of incremental EBIT(1) contribution from JetForward initiatives, exceeding our first-year target.
•Reduced total operating expense year-over-year as part of disciplined cost management.
•Ended the year with $2.5 billion in liquidity, reinforcing balance sheet strength.
•Advanced fleet modernization and capital planning, including aircraft delivery deferrals and the completion of the Embraer
E190 retirement.
1.Management reviews the estimated amount of earnings before interest and taxes attributable to JetForward initiatives within a given period to evaluate progress against our financial and operational targets. Incremental EBIT reflects the estimated impact of strategic initiatives on profitability, such as partnerships, fleet optimization, network changes, and cost reduction programs.

3

Table of Contents	Business Overview

Operating Margin
(4.1)% GAAP
(3.7)% Non-GAAP(1)(3)

Capacity Year-Over-Year
(1.6)%

Our 2025 full‑year results:

Operating Revenue
$9.1 BILLION

Revenue per Available Seat Mile (RASM) Year-Over-Year	Cost per Available Seat Mile (CASM) Year-Over-Year	CASM ex-Fuel(2)(3) Year-Over-Year

Average Cost of Fuel per Gallon
$2.49

Net (Loss)
($602M) GAAP
($593M) Non-GAAP(1)(3)

Net (Loss) per Share
($1.66) GAAP
($1.64) Non-GAAP(1)(3)

Liquidity
$2.5 BILLION

Unencumbered Assets
~$6.5 BILLION

Aircraft Deliveries
20

1.Excluding special items.
2.Cost per available seat mile, excluding aircraft fuel,
other non-airline operating expenses, and special items.
3.Non-GAAP financial measure. For more information on
the non-GAAP measures, please refer to Appendix
A “Non-GAAP Financial Measures.”
Looking
Ahead
With a clear JetForward strategy,
we believe JetBlue is positioned
for a successful future.
Our continued commitment is bringing humanity back to air travel while delivering value to our customers, crewmembers, and stockholders.
As we move forward, we remain disciplined and focused on
executing what is within our control, strengthening
our operational foundation, sharpening our
network focus, enhancing our product
offerings, and reinforcing our financial
position to return JetBlue to
sustained profitability.

5

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information you should consider. Please read the entire proxy statement carefully before you vote.

Meeting Information		Voting Information

Date & Time	May 14, 2026 9:00 a.m. EDT	By Internet	Vote your shares at www.proxyvote.com

		By Telephone	Call 1-800-690-6903 (toll-free)

Place	Via the Internet at www.virtualshareholder meeting.com/jblu2026

By Mail
Sign, date and return the enclosed proxy card or
voting instruction form.
If your shares are held in the name of a broker, bank or
other holder of record, follow the voting instructions you
receive from the holder of record to vote your shares.

Record Date	March 20, 2026

		At the Meeting	Vote online during the meeting. See p. 91 “Questions and Answers About the Annual Meeting and Voting” for details about voting at the meeting.

Voting Matters

Proposals	Board Recommendation	Page Reference

Election of Directors The Board and its Governance and Nominating Committee believe each of the thirteen director nominees possesses the skills and experience to effectively monitor performance, provide oversight and advise leadership on the Company’s long-term strategy.	Vote FOR each nominee	27

Advisory Vote on Executive Compensation (“say-on-pay”) Our executive compensation programs demonstrate the execution of our pay for performance philosophy.	Vote FOR	39

Ratify Ernst & Young LLP (“EY”) as our Independent Registered Public Accounting Firm Based on the Audit Committee’s assessment of EY’s qualifications and performance, the Board and the Audit Committee believe EY’s retention for fiscal year 2026 is in the best interests of the Company and its stockholders.	Vote FOR	78

Approval of an Amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan The Board believes the amendment to the Crewmember Stock Purchase Plan supports broad-based crewmember ownership and aligns crewmember interests with those of our stockholders.	Vote FOR	83

6

Proxy Summary	Table of Contents
Our Director Nominees
Our Governance and Nominating Committee and our Board have determined that the director nominees possess a broad range of attributes, viewpoints and experiences to effectively oversee JetBlue’s long-term business strategy. The following table provides summary information about each director nominee. Detailed information about each director nominee’s qualifications, experience and expertise can be found in their biographies starting on page 28.

Name	Age	Director since	Independent	Other Public Boards	Committee Memberships as of 2026 Annual Meeting
					Audit	Comp	Airline Safety	G&N	Finance

Peter Boneparth Independent Board Chair	66	2008		—
Monte Ford	66	2021		3
Joanna L. Geraghty	53	2024		1
Ellen Jewett	67	2011		1
Robert Leduc	70	2020		2
Jesse Lynn	55	2024		1
Teri P. McClure	62	2019		2
Sean Menke	57	2024		1
Steven D. Miller	37	2024		—
Nik Mittal	54	2022		—
Sarah Robb O’Hagan	53	2018		—
Vivek Sharma	51	2019		—
Thomas J. Winkelmann	66	2013		—

Chair	Member	Financial Expert
The nominees are comprised of nine men and four women, of whom eight identify as white, two as African American or Black, two as Asian and one prefers not to self-identify.
Well-Balanced Tenure
Our Board is committed to balancing tenure and refreshment to ensure an appropriate mix of skills, experiences, and perspectives across the Board and its Committees.

7

Table of Contents	Proxy Summary
Stockholder Engagement
We believe meaningful, ongoing dialogue with our stockholders strengthens our Company and supports long-term value creation. We maintain a year-round engagement program because we believe understanding stockholder perspectives helps inform our Board’s oversight, shape leadership priorities, and enhance our governance and executive compensation practices.
2025 Say-on-Pay Results
At our 2025 annual meeting, approximately 84% of the votes cast supported our say-on-pay proposal, reflecting stockholder confidence in our executive compensation program. The Compensation Committee continues to evaluate our compensation framework to ensure strong alignment between pay and performance and to confirm that our program reflects evolving best practices. A more detailed discussion of our executive compensation program appears in the “Compensation Discussion and
Analysis” section beginning on page 41.
Our Engagement Program
Our governance-focused outreach program in 2025 targeted our top 25 stockholders, representing nearly 67% of our outstanding shares (adjusted to exclude shares held by certain stockholders who have filed Schedule 13D). We successfully engaged with stockholders representing approximately 21% of our outstanding shares, and were pleased that the remaining stockholders we contacted indicated they did not have any material feedback or concerns requiring discussion, reflecting broad satisfaction with our corporate governance practices.
These discussions included participation from members of our Compensation, Investor Relations and Legal teams, and, where appropriate, members of our Board and Committee Chairs. In addition to dedicated governance-focused discussions, our
Investor Relations team maintains regular dialogue with stockholders through quarterly earnings calls, industry conferences, investor presentations, and individual outreach throughout the year.
What We Heard from Stockholders
Topics discussed during 2025 and early 2026 reflected shareholder priorities and the Company’s strategic focus. These discussions included financial and operational performance, progress against our long-term strategy, capital allocation and balance sheet discipline, executive compensation design and pay-for-performance alignment, long-term incentive structure and performance metrics, Board refreshment, and risk oversight practices.

Key Theme		Discussion Topics

Business Strategy and Financial Performance	à
Progress against our strategic plan, including publicly announced initiatives to drive revenue growth, improve margins, and strengthen our competitive position, our network strategy, fleet plans, commercial initiatives, and capital allocation priorities

Executive Compensation	à
Compensation framework, program enhancements, and pay-for-performance structure, including the weighting of performance-based equity within our long-
term incentive program and our 2025 expanded disclosure

Board Composition and Governance	à	Board refreshment approach and positioning to oversee the Company’s evolving strategy

Operational Performance and Customer Experience	à	Operational reliability, customer satisfaction metrics, and investments designed to enhance the JetBlue experience for both customers and crewmembers

Feedback from these engagements is shared directly with our leadership team, the full Board and Committees, as applicable, and informs our ongoing evaluation of governance practices, executive compensation design, and proxy disclosure. We remain committed to maintaining a governance framework and executive compensation program that align with performance, support long-term strategy execution, and reflect leading governance practices.

8

Proxy Summary	Table of Contents
Compensation That Supports Our Business Strategy
Our executive compensation program is designed to drive achievement of our business strategy by incentivizing and rewarding our executives for performance against corporate goals, so they remain focused on long-term growth of the
Company and enhancing stockholder value. Specifically, it is structured to:
•Attract, motivate and retain the highest level of executive talent to guide our business and successfully execute our strategy.
•Provide performance-based incentives to reward achievement of short- and long-term business goals and strategic objectives, which align with our operating plan, while recognizing individual contributions.
•Align the interests of our executives with those of our stockholders, including by placing more than 85% of our CEO’s and 78% of our NEOs’ 2025 total compensation opportunity into “at-risk” compensation payable only if certain goals are achieved.
2025 Compensation Pay Mix at Target*
CEO
Only

■	Base	■	RSU
■	PSU	■	At-Risk
■	Bonus
All Other
NEOs

■	Base	■	RSU
■	PSU	■	At-Risk
■	Bonus
The Compensation Committee establishes challenging performance goals under our annual and long-term incentive plans to drive JetBlue’s business strategy and maximize value for our stockholders. As more fully described in the “Pay for
Performance” section of the “Compensation Discussion and Analysis” on page 41, this disciplined approach ensures that executive compensation is aligned with our financial and operational performance and the creation of long-term value for our shareholders, reinforcing our strong pay-for-performance culture.
*The compensation for 2025 is reported in the Summary Compensation Table on page 58. This includes CEO target compensation, defined as base salary, target bonus and target long-term incentives. Other NEOs target compensation includes an average of base salary, target bonus and target long term incentives for Marty St. George, Ursula Hurley, Warren Christie and Carol Clements.

9

Corporate Governance at JetBlue
JetBlue’s mission is to Bring Humanity Back to Air Travel. We believe that strong corporate governance, informed by engaging directly with our stakeholders, creates the foundation that allows us to pursue our mission. Corporate governance at JetBlue is designed to promote the long-term interests of our stockholders, maintain internal checks and balances, strengthen leadership accountability, and foster responsible decision-making.
Corporate Governance Highlights

Board Structure and Independence	Stockholder Rights and Strong Governance

Engaged and independent Chair of the Board of Directors	Annual election of all directors

All directors are independent except the CEO	Majority voting for directors in uncontested elections

Highly skilled Board that provides a range of viewpoints	Stockholder representing at least 20% of outstanding shares are able to call special meetings

Annual review of optimal Board leadership structure for the Company	Proxy access rights

Annual Board and committee self-evaluations	Responsive, active and ongoing stockholder engagement process

Demonstrated commitment to Board refreshment	Annual review of committee charters, Corporate Governance principles and related policies

Directors attended at least 75% of Board and committee meetings	Significant stock ownership requirements for directors and executive officers

Risk oversight by full Board and committees	Comprehensive clawback policies for senior executives

Limits on other public company board and audit committee service	Annual “say-on-pay” vote

Mandatory retirement age of 75 for Board members	Insider Trading Policy

Comprehensive director onboarding program along with access to continuing educational programs	Prohibition of hedging and pledging transactions by executive officers and directors

The Board of Directors
Board Leadership
Our Board has determined that it is in the best interests of the Company and its stockholders to maintain a separate independent Board Chair and CEO. Our Board believes that this leadership structure provides strong independent oversight, effective risk management and a governance framework that best serves the needs of JetBlue and its stockholders. By clearly delineating authority, responsibility and oversight between management and the independent members of the Board, the current structure promotes accountability, balanced decision-making and effective Board leadership. We believe our risk management processes are well-supported by the current Board leadership structure.

10

Corporate Governance	Table of Contents
Since the Company’s May 2020 annual meeting, Peter Boneparth has served as our independent Board Chair. Mr.
Boneparth’s extensive executive and public company experience, together with his deep knowledge of the Company’s operations and strategy, position him to provide effective independent leadership. In this role, he serves as a strategic thought partner to our CEO and facilitates open and constructive dialogue among directors, fostering a Board dynamic that enables members to function effectively both individually and as a cohesive body.
As the Company continues to execute on its strategic transformation and advance its JetForward initiatives amid a dynamic industry environment, the Board believes that leadership continuity at the Board level supports stability and sustained progress.
The Board remains committed to thoughtful succession planning and ongoing refreshment and plans to continue to assess its composition to maintain an appropriate balance of experience, skills and perspectives aligned with the Company’s long-term strategy and the interests of stockholders.
Independent Board Chair
Key responsibilities of the Board Chair include:
•Calling meetings of the Board and presiding over executive sessions of the independent directors.
•Approving Board meeting schedules and setting the agenda for Board meetings in consultation with other directors, the
CEO, and the Corporate Secretary.
•Serving as the primary liaison between independent directors and the CEO.
•Working with the Chairs of the Compensation Committee and the Governance and Nominating Committee with regard to the annual CEO performance evaluation.
•Working with the Governance and Nominating Committee to oversee Board and its committees evaluations and recommend enhancements to Board effectiveness.
•Engaging with stockholders.
•Providing independent leadership to the Board and advising the CEO on strategic matters of interest to the Board.
•Setting and maintaining Board culture.
•Performing other duties specified in the Corporate Governance Guidelines or as assigned by the Board.
Independent Board
•12 of 13 director nominees are independent – We are committed to maintaining a substantial majority of directors who are independent of the Company and leadership. Except for our CEO, Joanna L. Geraghty, all directors are independent within the rules and regulations of the SEC and Nasdaq.
•Quarterly executive sessions of independent directors – At each quarterly Board meeting, the directors meet in executive session. Independent sessions are held, as needed.
•Strategy – The independent directors meet in executive session at an annual strategy meeting.
Board Composition
Ensuring the Board is composed of directors who bring diverse viewpoints and exhibit a variety of skills, professional experiences and backgrounds is a top priority of the Board and the Governance and Nominating Committee. The Board and
the Governance and Nominating Committee believe that different perspectives are critical to a forward-looking and strategic
Board, as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring.
When recommending to the Board the slate of director nominees for election at the annual meeting, the Governance and
Nominating Committee strives to maintain an appropriate balance of skills, experience and tenure on the Board to effectively represent the long-term interests of stockholders.

11

Table of Contents	Corporate Governance
Board Skills and Experience Matrix
The chart below depicts the current skills, qualifications and expertise represented on our Board.

Skills and Experience	Boneparth	Ford	Geraghty	Jewett	Leduc	Lynn	McClure	Menke	Miller	Mittal	Robb O’Hagan	Sharma	Winkelmann

International			●				●	●			●	●	●
Aviation		●	●	●	●		●	●	●				●
CEO	●		●		●			●			●	●	●
Corporate Governance	●	●	●	●	●	●	●	●	●	●			●
Finance/Capital	●		●	●	●	●		●	●	●
Operations/Logistics		●	●		●		●	●					●
Digital		●						●			●	●
Financial Literacy/Accounting	●		●	●	●	●		●	●	●	●
Human Capital Management	●	●	●				●				●	●	●
Marketing/Brand	●	●	●				●				●		●
Risk Management	●		●	●	●	●	●		●				●
Government/Public Policy	●		●	●			●			●			●
IT/System		●						●			●	●
Infrastructure		●	●	●	●			●
Cyber		●						●				●
The skills and experience categories reflect self-identification by the director nominees standing for election at the 2026 annual meeting. Information in this chart is presented as of March 2026.

12

Corporate Governance	Table of Contents
Board Committees
To support effective corporate governance, the Board delegates certain responsibilities to its committees, which regularly report on their activities to the Board.
•Five Standing Committees – Our Board has an Audit Committee, a Compensation Committee, a Governance and
Nominating Committee, an Airline Safety Committee and a Finance Committee. Each committee has a charter setting forth its specific responsibilities, which can be found on the investor relations page on our website. The tables below provide membership for each Board committee as of the 2026 annual meeting.
•SEC-Required Committees Are Solely Independent – Our Audit Committee, Compensation Committee, and
Governance and Nominating Committee are composed of exclusively independent directors within the rules and regulations of the SEC and Nasdaq, including with respect to enhanced independence requirements for members of the
Audit Committee and Compensation Committee, as applicable. Our Finance Committee is composed of independent directors. Our CEO serves on the Airline Safety Committee.
•Regular Committee Executive Sessions of Independent Directors – Members of the Audit Committee, Compensation
Committee and Governance and Nominating Committee regularly meet in executive session.
•Committees Have Authority to Engage Legal Counsel or Other Advisors or Consultants – Each committee is authorized to retain advisors or consultants as it deems appropriate to carry out its responsibilities.
•Independent Compensation Consultant – The Compensation Committee retains Pay Governance LLC (“Pay
Governance”) to advise on marketplace trends in executive compensation, leadership proposals for compensation programs, and executive officer compensation decisions. Pay Governance also evaluates compensation for non-
employee directors, our senior leadership team, and equity compensation programs generally. The Compensation
Committee consults with Pay Governance about the Compensation Committee’s recommendations to the Board on CEO compensation. Pay Governance is directly accountable to the Compensation Committee. To maintain its independence,
Pay Governance does not provide any services for JetBlue other than those described above.
•The Compensation Committee Consultant Maintains Its Independence – Annually, the Compensation Committee
assesses the independence of its compensation consultant considering the following factors:
–the consultant is retained and terminable by, has its compensation fixed by, and reports solely to the Compensation
Committee;
–the consultant maintains and adheres to its independence policy to prevent conflicts of interest;
–whether the consultant (or any individual employee of the consultant providing services) owns JetBlue common stock;
–the consultant will not perform any work for Company leadership except at the request of the Compensation
Committee Chair and in the capacity as the Compensation Committee’s agent;
–whether the consultant provides any unrelated services or products to the Company, its affiliates, or leadership, except for surveys purchased from the consultant firm;
–whether the consultant (or any individual employee of the consultant providing services) has any business or personal relationship with a Board member or with an executive officer of JetBlue; and
–the fees received by the consultant for the JetBlue engagement, as a percentage of the consultant’s annual revenues.
The Compensation Committee believes that Pay Governance has been independent during its 2025 engagement as a consultant to the Compensation Committee.

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Board Committee Responsibilities
The charter for each Board Committee listed below is available on our website at http://investor.jetblue.com.

Audit Committee
Pursuant to its charter, the Audit Committee oversees:
•the quality and integrity of our financial statements;
•the appointment, compensation, qualifications, independence and performance of our independent registered public accounting firm;
•compliance with ethics policies and procedures and legal and regulatory requirements;
•our overall risk management profile;
•the performance of our internal audit function;
•our accounting, financial reporting and disclosure process and the adequacy of systems of disclosure and internal accounting and financial controls;
•management’s assessment of cybersecurity, artificial intelligence, sustainability and other key enterprise risks;
•overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters, including confidential and anonymous submissions;
•oversight of the Company’s anti-fraud programs and controls; and
•other items, including risk assessment and compliance.
The Audit Committee is also responsible for review and approval of any related person transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The Board has determined that each member of the Audit Committee is financially literate within the meaning of the Nasdaq listing standards. In addition, the Board determined that each of
Messrs. Leduc, Menke, Miller and Mittal and Ms. Jewett is an “audit committee financial expert” as defined under applicable SEC rules. The Audit Committee meets a minimum of four times a year and holds such additional meetings as it deems necessary to perform its responsibilities.

Members: •Robert Leduc (Chair) •Ellen Jewett •Jesse Lynn •Sean Menke •Steven D. Miller •Nik Mittal

Meetings held in 2025: 7

Governance and Nominating Committee
Pursuant to its charter, the Governance and Nominating Committee is responsible for:
•developing corporate governance guidelines, policies and procedures, and recommending those policies and procedures to the Board for adoption;
•making recommendations to the Board regarding the size, structure and functions of the Board and its committees;
•developing and periodically reviewing Board membership criteria and the skills and characteristics required of directors, and identifying and recommending new director nominees in accordance with selection criteria established by the Board;
•conducting the annual evaluation of the performance of the Board and its committees, ensuring that the Audit, Compensation, and Governance and Nominating Committees of the Board and
all other Board committees are composed of qualified directors;
•developing and recommending a succession plan for the CEO;
•evaluating director independence;
•providing oversight of the Company’s environmental, social and governance issues; and
•providing oversight of the Company’s political contributions and lobbying activities.
The Governance and Nominating Committee meets a minimum of four times a year and holds such additional meetings as it deems necessary to perform its responsibilities.

Members: •Ellen Jewett (Chair) •Peter Boneparth •Jesse Lynn •Teri McClure •Thomas J. Winkelmann

Meetings held in 2025: 5

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Compensation Committee
Pursuant to its charter, the Compensation Committee is responsible for:
•determining our compensation policies and the level and forms of compensation provided to our
Board members and executive officers (as discussed more fully under “Compensation Discussion and Analysis” beginning on page 41 of this Proxy Statement);
•evaluating the performance of our named executive officers;
•assessing and mitigating risks associated with our compensation plans;
•reviewing and recommending to the Board compensation for our non-employee directors;
•reviewing and approving stock-based compensation for our directors, officers and crewmembers;
•overseeing the administration of our 2020 Omnibus Equity Incentive Plan (“Omnibus Plan”) and
2020 Crewmember Stock Purchase Plan and predecessor or successor plans;
•preparing and recommending to the full Board for inclusion in this Proxy Statement a
Compensation Committee report;
•assisting the Board in succession planning and development of the senior leadership team and assisting the Board and Governance and Nominating Committee in CEO succession planning;
•overseeing and reviewing with management strategies, policies and practices with respect to human capital management and talent development; and
•overseeing and administering the Company’s clawback and recoupment policies.
The Compensation Committee meets a minimum of four times a year and holds such additional meetings as it deems necessary to perform its responsibilities.
Compensation Committee Interlocks and Insider Participation
None of the current members of our Compensation Committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a member of the Board or the compensation committee of any other entity that has one or more executive officers serving on the Board or our Compensation Committee.

Members: •Teri McClure (Chair) •Peter Boneparth •Sarah Robb O’Hagan •Vivek Sharma •Thomas J. Winkelmann

Meetings held in 2025: 6

Airline Safety Committee
Pursuant to its charter, the Airline Safety Committee is responsible for:
•monitoring and review of management’s efforts to promote flight operations safety and related safety and risk management systems; and
•monitoring and assisting management in creating and maintaining a safety culture within the
Company’s flight.
The Airline Safety Committee meets a minimum of four times a year and holds such additional meetings as it deems necessary to perform its responsibilities.

Members: •Thomas J. Winkelmann (Chair) •Monte Ford •Joanna L. Geraghty •Robert Leduc •Sean Menke

Meetings held in 2025: 4

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Finance Committee
Pursuant to its charter, the Finance Committee is responsible for:
•providing leadership with advice and counsel regarding the Company’s financial condition, financing activities, capital plan and budget, investor relations activities and related matters;
and
•approving pricing and financing terms for specific deals previously approved by the Board and providing updates to the Board of such transactions.

Members: •Peter Boneparth (Chair) •Ellen Jewett •Robert Leduc •Jesse Lynn •Sean Menke •Steven D. Miller •Nik Mittal

Meetings held in 2025: 5

Board Oversight
Stockholders elect the Board to oversee the senior leadership team (“leadership”) of the Company and to serve stockholders’
long-term interests. Leadership is responsible for leading the Company towards achieving our mission, delivering on our strategy, creating our culture, inspiring an innovative customer experience, establishing accountability, and managing risk. The
Board and its committees work closely with leadership to balance and align strategy, risk and other areas while considering feedback from stakeholders. Essential to the Board’s oversight role is a transparent and active dialogue between the Board and its committees, and leadership. To support that dialogue, the Board and its committees have access to, receive presentations from, and conduct regular meetings with leadership, other senior business and functional crewmembers, subject matter experts, the Company’s enterprise risk management and internal audit teams, and external experts and advisors.
Through oversight, review, and counsel, our Board works with leadership to establish and promote business goals, organizational objectives, and a strategy that is mindful of how our business affects and is affected by the broader environment.
Board Oversight of Strategy
One of the Board’s primary responsibilities is overseeing leadership’s establishment and execution of the Company’s strategy.
As JetBlue continues to innovate the entire customer experience, the Board works with leadership to respond to a dynamically changing environment. At least quarterly, the CEO and other leaders from across JetBlue provide detailed business and strategy updates to the Board. At least annually, the Board conducts an in-depth review of the Company’s overall strategy.
The Board engages with leadership and other senior crewmembers regarding business objectives, technology updates, the competitive landscape, operational economic trends, and public policy and regulatory developments. The Board also assesses the competitive landscape, the Company’s budget and capital plan, and performance for alignment to our strategy. The Board looks to the focused expertise of its committees to help inform strategic oversight in their areas of focus.

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Board Oversight of Risk
Our Board oversees the management of risk inherent in the operation of the Company’s businesses and the implementation of its strategic plan by relying on several different levels of review:

FULL BOARD

The Board oversees that leadership’s risk management processes are aligned with the Company’s overall strategy, operating effectively, and that material risks are communicated to the Board or appropriate committees, while actions continue to reinforce a strong culture of compliance and risk-adjusted decision-making across JetBlue

Audit Committee	Governance & Nominating Committee	Compensation Committee	Airline Safety Committee	Finance Committee

•Accounting, controls and financial disclosure •Cybersecurity, artificial intelligence and sustainability risks •Internal audit matters
•Board structure,
governance, and
independence
•Succession
planning for Board
and executives
•Effectiveness of
governance
practices
•Evaluation of Board
and its committees
•Sustainability
strategy and
policies
•Political contribution
activity
		•Annual risk assessment of compensation policies and practices •Sets performance criteria under compensation program •Human capital management	•Safety and operational compliance •Industry safety developments	•Financial condition, financing activities, budget and capital planning

In connection with its reviews of the operations of the Company’s business and corporate functions, the Board regularly reviews and addresses the primary and emerging risks associated with those business and corporate functions. The Board also reviews certain entity level type risks, including cybersecurity, risks relating to the Company’s development and use of artificial intelligence technologies, environmental and sustainability risks.
The Board appreciates the rapidly evolving nature of threats presented by cybersecurity incidents and supports efforts aimed at the prevention, timely detection, and mitigation of the effects of any such incidents on the Company. With respect to cybersecurity, the Board receives regular reports, including updates on the internal and external cybersecurity threat landscape, incident response, assessment and training activities, and relevant legislative, regulatory, and technical developments. Periodic updates on material developments in the evolving artificial intelligence landscape are similarly provided to the Board.
Each of the Board’s committees oversees the management of Company risks that fall within that committee’s areas of responsibility. In performing this function, each committee has full access to and meets with leadership to review known risks and identify emerging risks, as well as the ability to engage advisors and experts. In addition, the Board monitors the ways in which the Company attempts to prudently mitigate risks, to the extent reasonably practicable and consistent with the
Company’s long-term strategy.
The Audit Committee oversees the operation of the Company’s ethics and compliance program. In addition, the Audit
Committee oversees the operation of the Company’s enterprise risk management program, including the identification of the

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primary risks to the Company’s business, such as financial, operational, privacy, cybersecurity, business continuity, legal and regulatory, and reputational risks, and reviews the steps leadership has taken to monitor and control these exposures. The
Audit Committee also periodically monitors and evaluates the primary risks associated with particular business units and functions. The Audit Committee may, in its business judgment, escalate certain risks to the Board as a whole. The Company’s
Corporate Audit team assists leadership in identifying, evaluating and implementing risk management controls and methodologies to address identified risks. In connection with its risk management role, at each of its meetings, the Audit
Committee meets in executive session with representatives from the Company’s independent registered public accounting firm and the head of Corporate Audit, as it deems appropriate, and may meet with other members of leadership.
Compensation Risk Analysis
The Compensation Committee conducts an annual assessment of the risks associated with the Company’s compensation policies and practices. Based on this review, the Committee concluded that these policies and practices are appropriately balanced and do not incentivize imprudent risk-taking and are therefore not reasonably likely to have a material adverse effect on the Company. The Committee’s assessment considered, among other factors, the balance of fixed and variable compensation, the use of both short- and long-term incentives, caps on incentive payouts, the inclusion of multiple performance metrics, the use of long-term equity awards, clawback provisions, and the Committee’s discretion to adjust incentive outcomes. In addition, for the substantial majority of our crewmembers, compensation consists primarily of fixed salary and capped incentive opportunities, and these crewmembers do not have authority to take actions that would expose the Company to significant business risks.
Board Effectiveness and Annual Evaluations

	à		à		à		à
Governance and Nominating Committee		Questionnaire		Discussion		Summary		Follow Up

Annually examines our evaluation process, determining the appropriate format, approach and questions to ensure process effectiveness		Directors are provided topics to elicit insights into the Board and Committee effectiveness, oversight and governance processes		Discussions occur between the Chair of the Governance and Nominating Committee and Directors to solicit and provide feedback		The Chair and independent Committee chairs summarize results and discuss with the full Board and each committee during executive sessions.		Evaluation results that require follow up or identify areas for improvement are considered and implemented, as appropriate

Evaluation Process
The Board is focused on enhancing its performance through a robust evaluation process of the effectiveness of the Board and its Committees with a view to increasing stockholder value. Under the leadership of the Chair, the Governance and Nominating
Committee oversees the Board’s annual self-evaluation process, soliciting input and perspective from all of our Directors on various matters, including, but not limited to:
•Effectiveness of the Board and its operations
•Board leadership structure
•Board composition, including the Directors’ capabilities,
experiences and knowledge
•Quality of Board interactions
•Effectiveness of Board Committees
•Efficiency of Board and Committee meetings
•Effectiveness of the evaluation process itself
•Each Director’s other board commitments
The Board also engages an independent third party on a periodic basis, typically every three years, to support its evaluation process. In 2024, an external advisor facilitated the Board’s annual evaluation, including individual director interviews, a Board effectiveness survey, and peer benchmarking. The process provided additional insight into areas of strength and opportunities

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for continued development and informed Board discussions regarding composition, meeting structure, oversight of compliance and controls, and leadership succession planning.
As provided in their respective charters, each of the Board’s standing Committees conducts a similar annual self-evaluation to assess performance and effectiveness. The process includes questionnaires designed to reflect governance best practices and regulatory expectations, followed by executive session discussions led by each Committee Chair. Feedback and observations are reported to the full Board, and changes are implemented as appropriate.
Directors Onboarding and Education
Director Onboarding
Our director orientation program familiarizes new directors with JetBlue’s business, operations, strategies and policies, and assists them in developing Company and industry knowledge to optimize their service on the Board. As we add new Board members, we continue to solicit our Board members’ post-orientation feedback to improve our director orientation program.
The enhanced orientation process includes directors attending our orientation classes for new crewmembers and “shadowing”
certain operational leaders to help them appreciate the industry’s complexities. The Board works with leadership on an ongoing basis to continue to enhance and improve the orientation program.
Continuing Education Resources
We provide our directors with educational opportunities to enhance the skills and knowledge they use to perform their responsibilities, including a membership with the National Association of Corporate Directors. These programs may include internally developed materials and presentations, programs presented by third parties, and financial and administrative support to attend qualifying academic or other independent programs. Additionally, we provide quarterly briefings about governance developments to the Governance and Nominating Committee, and compliance and legal developments to the Audit Committee.
Our Governance Framework
Our governance framework is designed to help our Board maintain the necessary skills, expertise, authority and practices in place to review and evaluate leadership and our business operations in an independent manner. Our goal is to align the interests of directors, leadership, stockholders and our other stakeholders, and comply with or exceed the requirements of the Nasdaq
Stock Market and applicable law and implement best practices. This framework establishes the practices our Board follows with respect to, among other things, Board composition and director nominations, Board meetings and involvement of senior leadership, director compensation, CEO performance evaluation, leadership succession planning, and Board committees.

Our Corporate Governance Documents	Policy on Political Contributions

Amended and Restated Certificate of Incorporation	Insider Trading Policy

Amended and Restated Bylaws	Audit Committee Charter

Corporate Governance Guidelines	Compensation Committee Charter

JetBlue Code of Conduct	Governance and Nominating Committee Charter

JetBlue Business Partner Code of Conduct	Airline Safety Committee Charter

JetBlue Code of Ethics	Finance Committee Charter

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Sustainability
Leadership regularly updates the Board on sustainability initiatives, regulatory developments and stakeholder expectations.
Environmental Strategy
JetBlue remains focused on improving operational efficiency and reducing environmental impact while maintaining financial discipline. As an airline subject to emissions regulations in multiple jurisdictions, we monitor evolving regulatory requirements and incorporate sustainability considerations into long-term planning.
Sustainable Aviation Fuel (SAF) and Fleet Modernization
We continue to expand our use of sustainable aviation fuel (SAF) and pursue additional supply partnerships to support our goal of converting 10% of our jet fuel usage to blended SAF by 2030.
Fleet modernization is a key component of our emissions reduction strategy. The transition to newer aircraft, including the
Airbus A220, enhances fuel efficiency and lowers emissions intensity.
In 2025, greenhouse gas emissions per available seat mile were approximately 8.76% lower than 2019 levels, driven by fleet upgrades, SAF usage and operational efficiency initiatives.
Operational Efficiency Initiatives
We pursue additional emissions reduction opportunities through:
•Fuel optimization programs
•Operational improvements
•Collaboration with air traffic control modernization initiatives
•Evaluation of emerging technologies
Transparency
Additional information regarding our sustainability strategy and environmental initiatives is available in our sustainability report and on our investor relations website.
Our People and Programs
We believe our success depends on our crewmembers delivering the JetBlue Experience in the sky and on the ground. One of our competitive strengths is a service-oriented culture grounded in our five key values: Safety, Caring, Integrity, Passion, and
Fun. We believe a highly productive and engaged workforce enhances customer loyalty. Our goal is to hire, train, and retain a qualified workforce of caring, passionate, fun, and friendly people who share our mission to Inspire Humanity.
Safety Oversight and Risk Management
Safety is foundational to our operations. We maintain a Federal Aviation Administration (FAA)-required Safety Risk
Management (SRM) process to identify, assess, and mitigate operational risks.
Our Safety Review Board, comprised of senior leadership, oversees company-wide safety decisions and risk acceptance.
The Safety Review Board supervises seven operational Risk Working Groups (RWGs) focused on flight operations, airports, system operations, technical operations, inflight operations, and customer support. These groups regularly evaluate safety risks and mitigation strategies to promote continuous improvement.

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Engagement, Training and Development
At JetBlue, our dream is for our crewmembers to soar to new heights in their careers. We invest in training, leadership development, and career advancement to support long-term talent retention and operational excellence.
New crewmembers participate in orientation at JetBlue University, our training center in Orlando. We provide ongoing technical training, leadership programs, and customer service training aligned with our safety and service standards.
We also support career mobility through:
•Gateway Programs, which provide pathways to pilot and maintenance technician careers for crewmembers and external candidates.
•JetBlue Scholars, which enables crewmembers to pursue undergraduate and graduate degrees through accredited, online programs.
•Crewmember resource and interest groups that promote professional development and community engagement.
JetBlue For Good and Community Engagement
JetBlue For Good reflects our commitment to supporting the communities we serve.
We support educational access and community development initiatives, including:
•Soar with Reading, which provides books to children in need.
•The annual Swing for Good charitable fundraising event.
•The JetBlue Foundation, a 501(c)(3) non-profit corporation, which supports initiatives that expand access to careers in science, technology, engineering and mathematics (STEM) and aviation.
Since 2011, JetBlue crewmembers have volunteered more than 1.5 million hours in their communities.
Crewmembers also may seek assistance from or contribute to the JetBlue Crewmember Crisis Fund (JCCF), a 501(c)(3) non-
profit charitable organization that provides short-term financial assistance to eligible crewmembers experiencing hardship.
Human Trafficking
We support the U.S. Department of Homeland Security and the U.S. Department of Transportation through the Blue Lightning
Initiative to help prevent human trafficking. Crewmembers receive training to identify and report suspicious activity, and a cross-functional working group evaluates additional policies and practices to strengthen prevention efforts.
Data Privacy & Information Security
Protecting customer and crewmember information is critical to our operations. We maintain cybersecurity and privacy programs designed to address evolving threats, including cyber intrusions and other operational risks.
We continue to enhance our security processes and tools to protect the confidentiality, integrity, and availability of our systems and data.
Political Contributions
We disclose corporate political contributions and certain trade association political expenditures on our website. Our Political
Contributions Policy, available at http://investor.jetblue.com, outlines our approach to engagement in the political process.

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Stockholder Interests
Stock Retention and Ownership Guidelines
We believe that directors and executive officers should have a significant financial stake in JetBlue to further align their interests with the interests of our stockholders, thus we have established robust stock ownership and retention guidelines for our directors and executive officers. Our non-employee directors are required to hold 5x the annual cash retainer, or $400,000, in JetBlue equity until their retirement or separation from our Board. Beginning in 2020, directors were afforded the opportunity to elect to receive their annual equity compensation award as either restricted stock units (“RSUs”) with a one-year vesting period or as deferred stock units (“DSUs”) also with a one-year vest. Director DSUs, once vested, are deferred until the director’s departure from JetBlue. These director DSUs are settled as common stock six months following a director’s separation from the Board. The holding requirements for non-employee directors may be satisfied by holding common stock, vested and unvested RSUs and vested and unvested DSUs. Non-employee directors have five years from their appointment to meet their stock ownership requirement. As of December 31, 2025, certain non-employee directors were below the applicable ownership threshold either due solely to the decline in our stock price during the year or because they were within the requisite time period since first becoming subject to the guidelines to acquire the applicable level of ownership. The Governance and
Nominating Committee reviewed the ownership levels of the affected directors and confirmed that any shortfall attributable to ownership levels was not the result of discretionary sales of shares. Each of these directors continues to maintain a meaningful equity investment in JetBlue and remains subject to our stock ownership and retention guidelines.
For 2025, our leaders had the following holding requirements: 6x base salary for our CEO and 2x base salary for our other executives. The policy has post-tax vesting holding requirements to provide executives with some liquidity options while they are on track to meet the guidelines. The holding requirements for executives may be satisfied by holding common stock, and vested and unvested RSUs. Executives have five years from their hiring or promotion to meet their stock ownership requirement. As of December 31, 2025, all of our NEOs met or exceeded our stock ownership guidelines, or were within the requisite time period since first becoming subject to the guidelines to acquire the applicable level of ownership, in accordance with our policy.
The Governance and Nominating Committee periodically monitors our directors’ and executives’ compliance with the stock ownership guidelines, and may revise the guidelines from time to time.
Compensation Clawback
Effective as of October 2, 2023, we adopted a Policy for Recovery of Erroneously Awarded Compensation, which is intended to meet the requirements of Rule 10D-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the corresponding listing standards of the Nasdaq Stock Market. In addition, this policy provides for the discretionary recovery by the Compensation Committee from current and former executive officers and other officers of the Company (to the extent permitted by applicable law) of any performance stock or performance stock units that are granted pursuant to the Omnibus
Plan or any successor plan, and any shares that are delivered in settlement thereof, which were granted or paid to such officer during the three-year period immediately preceding the occurrence of a covered event. Covered events include an officer’s (i)
participation in a fraud or willful misconduct, including but not limited to in connection with work that causes or results in the
Company being required to prepare a restatement; (ii) willful breach of the Company’s policies; or (iii) embezzlement or misappropriation of funds or property of the Company or its subsidiaries or affiliates that, in the case of each of clauses (i), (ii)
and (iii), materially adversely affects the business, financial condition, property or reputation of the Company or its subsidiaries or affiliates. The Compensation Committee will, in its sole discretion, determine the manner of recovery of any compensation to be recovered pursuant to the Clawback Policy, which may include, without limitation, a reduction or cancellation of incentive-
based compensation or time-based equity awards, reimbursement or repayment to the Company of the compensation to be recovered, and, to the extent permitted by law, an offset of the compensation to be recovered against other compensation payable by the Company to such person.

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Insider Trading Policies and Procedures
We have adopted an Insider Trading Policy that governs the purchase, sale, and/or other disposition of our securities by our directors, officers, crewmembers, and other covered persons. We also intend to follow such procedures, as applicable, for the repurchase of our securities. Our Insider Trading Policy and repurchase procedures have been reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and listing standards. The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the
Insider Trading Policy, which is included as Exhibit 19 in our Annual Report on Form 10-K for the fiscal year ended December
31, 2025, filed with the SEC on February 12, 2026.
Hedging and Pledging Practices
As part of our Insider Trading Policy, all crewmembers, including our NEOs, and non-employee directors, are prohibited from engaging in short sales of our securities, establishing margin accounts related to our securities, pledging our securities as collateral for a loan, buying or selling puts or calls on our securities, or otherwise engaging in hedging and pledging transactions involving our securities.
We Have Advanced Stockholder Rights
Majority Voting in Uncontested Director Elections
In an uncontested election, directors are elected by the majority of votes cast.
Pursuant to our Corporate Governance Guidelines, the Board will not nominate for election as director any nominee who has not tendered an irrevocable resignation that will be effective upon the failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which he or she faces reelection and acceptance of such resignation by the Board.
If a nominee fails to receive the required number of votes for reelection, the Board shall, within 90 days after certification of the election results, decide whether to accept the director’s resignation through a process overseen by the Governance and
Nominating Committee (and excluding the director in question from all Board and Committee deliberations). The Board shall promptly disclose its decision and, if applicable, the reasons for rejecting the resignation in a filing with the SEC or in a press release that is widely disseminated.
Annual Elections
All directors are elected annually. JetBlue does not have a classified board.
Proxy Access
A stockholder, or a group of up to 20 stockholders, owning continuously 3% or more of the Company’s outstanding common stock for at least three years may nominate directors to our Board and include the nominees in our proxy materials to be voted on for an annual meeting of stockholders. The maximum number of stockholder nominees that will be included in our proxy materials with respect to any such annual meeting of stockholders is 20% of the total number of directors in office (as determined under our Amended and Restated Bylaws (“Bylaws”)), but not fewer than two. A stockholder who seeks to nominate a director or directors to our Board must satisfy the requirements set forth in our Bylaws.
Right to Call a Special Meeting
Our stockholders who hold at least 20% ownership of our common stock have the right to request that the Company call a special meeting.
The right of stockholders to request that the Company call special meetings is also subject to the notice, information and other requirements and limitations set forth in our Bylaws. If a requesting stockholder does not comply with the requirements and conditions provided in the Bylaws, a special meeting request by that stockholder will be invalid. Likewise, requests to call a special meeting to vote on matters recently voted on by stockholders or that will be considered by stockholders at an upcoming meeting of stockholders will not be permitted. The requirements described above are important to, among other things, avoid duplicative and unnecessary special meetings regarding matters recently considered by stockholders or that stockholders will consider at an upcoming stockholder meeting.

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Right to Act by Written Consent
Our stockholders who hold at least 25% of outstanding shares of the Company’s stock may request that the Board set a record date to determine the stockholders entitled to act by written consent. To provide transparency, stockholders requesting action by written consent must provide the Company with certain information and representations including, but not limited to, the applicable information and representations currently required of any Company stockholder seeking to bring a nomination or other business before a meeting of stockholders pursuant to the advance notice provisions contained in the Company’s
Bylaws.
How to Communicate with Our Board
Stockholders may communicate with our Board by sending correspondence to the JetBlue Board of Directors, including any individual director or groups of directors, c/o Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North,
Long Island City, New York 11101. The name of any specific intended director should be noted in the correspondence. Our
Corporate Secretary will forward such correspondence to the intended recipient or as directed by such correspondence;
however, our Corporate Secretary, prior to forwarding any correspondence, has the authority to disregard any communications deemed to be inappropriate, such as junk mail or solicitations, or to take any other appropriate actions with respect to such inappropriate communication.
The Governance and Nominating Committee approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to our Board, as set forth in our
Corporate Governance Guidelines.
Concerns relating to accounting, internal control over financial reporting or auditing matters will be brought to the attention of the Audit Committee and handled in accordance with our procedures with respect to such matters.

24

The Board of Directors
Director Nominee Selection Process
The Governance and Nominating Committee is responsible for recommending to the Board a slate of director nominees for election at each annual meeting of stockholders. To achieve an appropriate balance of new perspectives with the institutional knowledge contributed by our longer-serving directors, the Governance and Nominating Committee reviews the current composition of the Board on an annual basis and identifies certain skill sets and attributes of potential nominees to prioritize in light of the current and anticipated needs of the Board. The assessment of potential nominees includes a review of their judgment, experience, independence and understanding of the Company’s business and of the industry in which the Company operates. The Board considers diversity of viewpoints, background, experience, accomplishments, education and skills when evaluating nominees. A potential nominee’s qualifications are evaluated to determine whether the potential nominee meets the qualifications required of all directors as well as the key qualifications and experience required to be represented on the Board, as described above. Further, the Governance and Nominating Committee assesses how each potential nominee would impact the skills and experience represented on the Board as a whole in the context of the Board’s overall composition and the
Company’s current and future needs.
The Governance and Nominating Committee manages the Board’s succession planning process throughout the year, designed to be responsive to anticipated future needs in light of business, industry and market dynamics and to yield an appropriate balance of skills, backgrounds, experiences and tenure to effectively support and oversee the implementation of our long-term strategy. We believe that thoughtful Board refreshment and proactive director succession planning is an integral part of the Company’s ability to deliver on its long-term strategy.
From time to time, the Governance and Nominating Committee may formally engage an external search firm to assist in identifying potential nominees. Candidates may also come to the attention of the Governance and Nominating Committee through recommendations from current Board members, stockholders, officers, crewmembers or other stakeholders. The
Committee applies the same criteria in reviewing all candidates regardless of the source of the recommendation.
Board Membership Criteria
The Board and its Governance and Nominating Committee
believe there are general qualifications that all directors must exhibit and other key qualifications and experience that
should be represented on the Board as a whole, but not
necessarily by each individual director. In addition, the
Board conducts interviews of potential director candidates
to assess intangible qualities, including the individual’s
ability to ask difficult questions and, simultaneously, to
work collegially.

Key Qualifications for Directors

Independence
Integrity
Track record of success
Business judgment
Innovative thinking
Familiarity with and respect for corporate governance requirements and practices
Ability and willingness to commit sufficient time to the Board

25

Table of Contents	The Board of Directors
Our Board is composed of a diverse group of leaders in their respective fields. Many of our current directors have leadership experience at major companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience at academic or financial services institutions which we believe brings unique perspectives to the
Board. Further, each of our directors has other specific qualifications that make him or her a valuable member of our Board, such as financial literacy, talent and brand management, operations experience, customer service experience and crewmember relations, as well as other experience that provides an ability to oversee the financially material risks that the
Company faces.
The Board considers diversity of viewpoints, background, experience, accomplishments, education and skills when identifying and evaluating nominees. When recommending director nominees for election by stockholders, the Board and the Governance and Nominating Committee focus on how the experience and skill set of each director nominee complements those of fellow director nominees to create a balanced Board. The Board believes that directors should contribute positively to the collaborative culture. The Board also believes that its members should possess a commitment to the success of the Company, proven leadership qualities, sound judgment and a willingness to engage in constructive debate. In determining whether an incumbent director should stand for reelection, the Governance and Nominating Committee considers, with respect to each nominee, the above factors, as well as that director’s personal and professional integrity, the prior years’ attendance record, preparedness, participation and candor, any additional criteria set forth in our Corporate Governance Guidelines and other relevant factors as determined by the Board.
Director Independence
Having an independent Board is a core element of our governance philosophy. Our Corporate Governance Guidelines provide that a majority of our directors will be independent, including within the meaning of the applicable independence requirements of Nasdaq. As part of the Company’s Corporate Governance Guidelines, our Board refers to applicable Nasdaq listing standards to assist in determining each director’s independence. The Corporate Governance Guidelines are available on our website at http://investor.jetblue.com.
Each year, in assessing director independence, the Board affirmatively determines whether a director has any relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Annually, each director completes a detailed questionnaire that provides information about relationships that might affect the determination with respect to his or her independence.
The Board analyzed the independence of each director nominee and determined that Mses. Jewett, McClure and Robb
O’Hagan and Messrs. Boneparth, Ford, Leduc, Lynn, Menke, Miller, Mittal, Sharma and Winkelmann meet the standards of independence under applicable Nasdaq listing standards, including, as applicable to members of those committees, the enhanced standards for audit and compensation committee independence. Ms. Geraghty, our CEO, is our only director who is not deemed to be independent.
Director Attendance
The Board held a total of 7 meetings during 2025. All of the directors attended at least 75% of the aggregate of all meetings of the Board and of each committee at the times when he or she was a member of the Board or such committee during fiscal year 2025. The Company has a policy encouraging all directors to attend each annual meeting of stockholders. All members of our Board at the time of our 2025 annual meeting of stockholders attended the meeting, which was held on May 14, 2025.

26

The Board of Directors	Table of Contents
2026 Director Nominees
There are currently 13 members of our Board. At the 2026 annual meeting, 13 directors are to be elected to hold office until the
2027 annual meeting and until their successors have been elected and qualified. All nominees are current JetBlue Board members who were elected by stockholders at the 2025 annual meeting. Based on the recommendation of the Governance and Nominating Committee, the Board has nominated each of Peter Boneparth, Monte Ford, Joanna L. Geraghty, Ellen
Jewett, Robert Leduc, Jesse Lynn, Sean Menke, Steven D. Miller, Teri McClure, Nik Mittal, Sarah Robb O’Hagan, Vivek
Sharma and Thomas J. Winkelmann to be elected as a director of the Company to serve on our Board until the 2027 annual meeting of stockholders and until such time as their respective successors have been duly elected and qualified or until his or her death, resignation, retirement, disqualification or removal from office.
The Board has no reason to believe that any of the nominees named in this Proxy Statement would be unable or unwilling to serve as a director if elected.
However, if before the 2026 annual meeting, any nominee is unable to serve or will not serve as a director if elected, the Board may reduce the number of directors to eliminate the vacancy, elect a substitute nominee, or the Board may fill the vacancy at a later date after selecting an appropriate nominee.
Included in each director nominee’s biography below is a description of select key qualifications and experience of such nominee based on the qualifications described above. The Board and the Governance and Nominating Committee believe that the combination of the various qualifications and experiences of the director nominees would contribute to an effective and well-functioning board and that, individually and as a whole, the director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s leadership. See also “Corporate
Governance at JetBlue–The Board of Directors–Board Skills and Experience Matrix.”

MANAGEMENT PROPOSAL 1

28 Director Nominees	36 Director Compensation	37 Certain Relationships and Related Person Transactions

28

MANAGEMENT PROPOSAL 1

Election of Directors

What are you voting on? Stockholders are being asked to elect thirteen director nominees for a one- year term.
Voting recommendation:
“FOR” the election of each director nominee
The Board and its Governance and Nominating Committee believe that each of the 13 director nominees possesses the necessary qualifications and experiences to provide quality advice and counsel to the Company’s leadership and effectively oversee the long-
term interests of the stockholders.
All nominees are current JetBlue Board members who were elected by the stockholders at the 2025 annual meeting.

Peter Boneparth Independent

Board Chair

Age: 66

Director since: 2008

Board Committees •Finance (Chair) •Compensation •Governance & Nominating

Current Public Company Boards: •JetBlue Airways Corporation

Prior Business and Other Experience, and Qualifications:
Until 2021, Mr. Boneparth was a Senior Advisor to a division of The Blackstone Group, LLP, an investment management firm. He was also Senior Advisor of Irving Capital Partners, a private equity group, from February 2009 through 2014. He served as President and CEO of the Jones
Apparel Group, an apparel company, from 2002 to 2007. Mr. Boneparth served as a director of
Kohl’s Corporation from 2008 through 2024. In addition to those displayed below, Mr. Boneparth’s qualifications and experience include business expertise, knowledge of customer service, oversight of risk management and crewmember relations.

Key Skills and Experience
CEO	Risk Management	Financial Literacy/ Accounting
Finance/Capital	Human Capital Management	Government/Public Policy
Corporate Governance	Marketing/Brand

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Current Roles: •Principal Partner at the CIO Strategy Exchange (“CIOSE”), a cross-industry consortium of chief information officers from large global companies •Technology Industry Consultant		Current Public Company Boards: •JetBlue Airways Corporation •Akamai Technologies, Inc. •Iron Mountain Inc. •Centene Corp.

Prior Business and Other Experience, and Qualifications:
Prior to joining CIOSE in May 2015, Mr. Ford served as Executive Chair and Chief Executive
Officer of Aptean Software, an enterprise business software provider, from 2012 to 2013, and as
Chief Information Officer of AMR Corporation (now known as American Airlines Group), an airline holding company, from 2000 to 2011. Prior to that, Mr. Ford held executive management positions with The Associates First Capital Corporation, Bank of Boston and Digital Equipment Corporation.
Mr. Ford served as a director of several institutions, including Michaels Companies, Inc., a publicly held owner and operator of arts and crafts specialty retail stores, from September 2015 to April
2021. In addition to those displayed below, Mr. Ford’s qualifications and experience include diverse leadership experiences and an extensive background in information technology, including in the airline industry.

Key Skills and Experience
Aviation	Digital	IT/System
Corporate Governance	Human Capital Management	Marketing/Brand
Cyber	Infrastructure	Operations/Logistics

Monte Ford Independent

Age: 66

Director since: 2021

Board Committees •Airline Safety

Current Roles: •CEO of JetBlue Airways Corporation		Current Public Company Boards: •JetBlue Airways Corporation •L3Harris Technologies, Inc.

Prior Business and Other Experience, and Qualifications:
Ms. Geraghty first joined JetBlue in 2005. Prior to her appointment as CEO in February 2024, Ms.
Geraghty served as the Company’s President and Chief Operating Officer from 2018 to 2024 and
Executive Vice President, Customer Experience from 2014 to 2018. She also served as Executive
Vice President, Chief People Officer from 2010 to 2014, after serving as Vice President and
Associate General Counsel and Director of Litigation and Regulatory Affairs. Ms. Geraghty also serves on the board of directors of L3Harris Technologies, Inc., and as a member of the board of the JetBlue Foundation, Airlines for America, the Wings Club Foundation, and is chairperson of the board of Concern Worldwide, an international not-for-profit organization.

Key Skills and Experience
Aviation	Government/Public Policy	Marketing/Brand
CEO	Human Capital Management	Operations/Logistics
Finance/Capital	Infrastructure	Risk Management
Financial Literacy/ Accounting	International	Corporate Governance

Joanna L. Geraghty

Age: 53

Director since: 2024

Board Committees •Airline Safety

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Current Role: •Managing Partner of Canoe Point Capital, LLC, an investment firm focusing on early stage social ventures, 2015 to present.		Current Public Company Boards: •JetBlue Airways Corporation •Booz Allen Hamilton Holding Corporation

Prior Business and Other Experience, and Qualifications:
Ms. Jewett has served as a managing partner at Canoe Point Capital, LLC since 2015. Prior to joining Canoe Point Capital, she was Managing Director and head of U.S. Government and
Infrastructure at BMO Capital Markets, a financial services institution, from 2010 to 2015, where she focused on airports and infrastructure banking. Previously, Ms. Jewett spent more than 20 years at Goldman, Sachs & Co., a global financial institution, specializing in airport infrastructure financing. During her tenure, she most recently served as head of the public sector transportation
Group and, earlier, as head of the airport finance group. Ms. Jewett currently sits on the board of trustees of Children’s Aid in NYC, The Hastings Center and Trinity Church. She is trustee emerita of both Brearley School and Wesleyan University. She has also served in leadership capacities on the boards of Grace Church School, Planned Parenthood of NYC, and New York Presbyterian’s
Sloane Hospital for Women. In addition to the qualifications described below, Ms. Jewett brings significant experience in talent management, as well as expertise in airports and infrastructure.

Key Skills and Experience
Aviation	Finance/Capital	Infrastructure
Corporate Governance	Financial Literacy/ Accounting	Risk Management
Government/Public Policy

Ellen Jewett Independent

Age: 67

Director since: 2011

Board Committees •Governance & Nominating (Chair) •Audit •Finance

Current Public Company Boards:
•JetBlue Airways Corporation	•Howmet Aerospace	•AAR Corp.

Prior Business and Other Experience, and Qualifications:
Mr. Leduc served as President of Pratt & Whitney, an aerospace manufacturer, from 2016 until early 2020. He had led helicopter manufacturer Sikorsky Aircraft from 2015 to 2016, when UTC sold Sikorsky to defense contractor Lockheed Martin Corp. Previously, Mr. Leduc served in leadership positions at Hamilton Sundstrand and UTC Aerospace Systems, each an aerospace company. Mr. Leduc has over 40 years of aviation experience, with significant maintenance and engine related experience. In addition to those displayed below, Mr. Leduc’s qualifications and experience include brand enhancement and talent management.

Key Skills and Experience
Aviation	Finance/Capital	Operations/Logistics
CEO	Financial Literacy/ Accounting	Risk Management
Corporate Governance	Infrastructure

Robert Leduc Independent

Age: 70

Director since: 2020

Board Committees •Audit (Chair) •Airline Safety •Finance

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Current Roles:
•General Counsel of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including
investment, energy, automotive, food packaging, real estate, home fashion and pharma.
Current Public Company Boards: •Caesars Entertainment, Inc. •JetBlue Airways Corporation

Prior Business and Other Experience, and Qualifications:
Mr. Lynn has been General Counsel of Icahn Enterprises L.P. since December 2014. Mr. Lynn has also serves as Chief Operating Officer of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, since April 2021. From September 2006 to December 2014, Mr. Lynn
was Assistant General Counsel and, from September 2004 to September 2006, Mr. Lynn was
Counsel, at Icahn Enterprises. Prior to joining Icahn Enterprises, Mr. Lynn worked as an associate in the New York office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. in its business and finance department from February 2000 until September 2004. From September 1996 to February
2000, Mr. Lynn was an associate in the corporate group at Gordon Altman Butowsky Weitzen
Shalov & Wein. Mr. Lynn was previously a director of: Conduent Incorporated, a provider of business process outsourcing services, from April 2019 to June 2024; Crown Holdings Inc., a global supplier of packaging products, from December 2022 to November 2023; Xerox Holdings Corporation, a
provider of print and digital document products and services, from November 2021 to September
2023; FirstEnergy Corp., an electric utility, from March 2021 to May 2023; Cloudera, Inc., a provider of enterprise data cloud services, from August 2019 through its sale to CD&R and KKR in October
2021; Herbalife Nutrition Ltd., a nutrition company, from April 2014 to January 2021; and The
Manitowoc Company, Inc., a capital goods manufacturer, from April 2015 to February 2018. Mr.
Lynn’s qualifications and experience include legal and finance expertise.

Key Skills and Experience
Corporate Governance	Financial Literacy/Accounting
Finance/Capital	Risk Management

Jesse Lynn Independent

Age: 55

Director since: 2024

Board Committees •Audit •Governance & Nominating •Finance

32

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Current Public Company Boards:
•JetBlue Airways Corporation •Fluor Corporation		•Lennar Corp.

Prior Business and Other Experience, and Qualifications:
From 1995 until her retirement in 2019, Ms. McClure worked at UPS, serving most recently as Chief
Human Resources Officer. She has also held additional positions and responsibilities on the UPS
Executive Leadership Team, including General Counsel and Corporate Secretary, and Labor, Audit and
Global Ethics and Compliance, among other roles. In addition to those displayed below, Ms. McClure’s qualifications and experience include legal acumen, labor issues, executive compensation, and risk management oversight.

Key Skills and Experience
Aviation	Human Capital Management	Operations/Logistics
Corporate Governance	International	Risk Management
Government/Public Policy	Marketing/Brand

Teri McClure Independent

Age: 62

Director since: 2019

Board Committees •Compensation (Chair) •Governance & Nominating

Current Public Company Boards:
•JetBlue Airways Corporation		•Waste Management, Inc.

Prior Business and Other Experience, and Qualifications:
From 2022 to 2024, Mr. Menke served as Chair of the Board of Directors of Sabre Corporation, a
leading global software and technology company that powers the travel industry through a global network of development, sales, operations and corporate functions, and was CEO of Sabre from 2016 to 2023. Before joining Sabre, Mr. Menke spent more than 20 years in executive leadership roles in the airline industry. He served as Chief Executive Officer at Frontier Airlines and at Pinnacle Airlines, and
he held senior level marketing, operations, customer experience, strategy, planning, sales, distribution and revenue management roles, including with Air Canada and Hawaiian Airlines. He also served as
Executive Vice President at IHS Inc., a global information technology company. Mr. Menke’s qualifications and experience include a deep understanding of technology-driven companies and the aviation industry, knowledge of the importance and challenges of cybersecurity and privacy issues, and extensive background in information technology, including experience overseeing risk mitigation and implementing systems to protect major corporations.

Key Skills and Experience
Aviation	Digital	International
CEO	Finance/Capital	IT/System
Corporate Governance	Financial Literacy/ Accounting	Operations/Logistics
Cyber	Infrastructure

Sean Menke Independent

Age: 57

Director since: 2024

Board Committees •Audit •Airline Safety •Finance

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Table of Contents	Proposal 1

Current Roles:
•Portfolio Manager for Icahn Capital LP, a subsidiary of
Icahn Enterprises L.P., a diversified holding company
engaged in a variety of businesses, including
investment, energy, automotive, food packaging,
metals, real estate, home fashion and pharma.
Current Public Company Boards: •JetBlue Airways Corporation

Prior Business and Other Experience, and Qualifications:
Since October 2020, Mr. Miller has been a portfolio manager for Icahn Capital LP. Prior to joining Icahn
Capital L.P., Mr. Miller was an analyst in the Distressed and Special Situations investment group in the
New York office of BlueMountain Capital Management, LLC from 2013 to 2019. Mr. Miller represented
BlueMountain on the Ad Hoc Group of Puerto Rico Electric Power Authority Bondholders from 2014 to
2019, and from 2011 to 2013 he was an analyst in the Distressed Products Group in the New York office of Goldman, Sachs & Co. Mr. Miller has served as a director of Bausch Healthcare Companies, Inc., a publicly traded healthcare company, from March 2021 to August 2025, Conduent Incorporated, a publicly traded business process services company, from February 2021 to June 2024, Dana Inc., a supplier of automotive products and services, from November 2023 to January 2025, Herc Holdings Inc., a publicly traded equipment rental supplier, from May 2022 to March 2023, and Xerox Holdings
Corporation, a publicly traded office equipment company, since May 2021 to September 2023. Mr.
Miller’s qualifications and experience include investment and financial expertise, experience with complex debt matters, and experience serving as an investment professional.

Key Skills and Experience
Aviation	Finance/Capital	Risk Management
Corporate Governance	Financial Literacy/Accounting

Steven D. Miller Independent

Age: 37

Director since: 2024

Board Committees •Audit •Finance

Current Roles:
•President, Founder and Co-Portfolio
Manager of Molecule Ventures LLC, an
environmental markets investment firm
•Partner and Lead Investor in Plankton
Energy LLC, a community solar developer
Current Public Company Boards: •JetBlue Airways Corporation

Prior Business and Other Experience, and Qualifications:
Prior to founding Molecule Ventures LLC in 2020, Mr. Mittal was previously a firm partner from
2006 to 2018 at JANA Partners LLC, where he helped direct the firm’s investment research and focused on public markets investing across multiple industries for more than a decade. He began his career as an investment banking associate at Donaldson, Lufkin and Jenrette. Mr. Mittal was also a Senior Fellow, Climate Policy & Innovation, at the Environmental Defense Fund and an
Adjunct Professor of Finance at NYU Stern School of Business, teaching an MBA course titled
“Valuing Investing Strategies”. In addition to those displayed below, Mr. Mittal’s qualifications and experience include deep expertise in capital markets, financial strategy and structures.

Key Skills and Experience
Corporate Governance	Financial Literacy/Accounting
Finance/Capital	Government/Public Policy

Nik Mittal Independent

Age: 54

Director since: 2022

Board Committees •Audit •Finance

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Proposal 1	Table of Contents

Current Roles: •Chief Content and Member Development Officer of Peloton Interactive, Inc.		Current Public Company Boards: •JetBlue Airways Corporation

Prior Business and Other Experience, and Qualifications:
Prior to joining Peloton in 2026, Ms. Robb O’Hagan served as CEO of EXOS, the Human
Performance Company, from 2020 to 2024, Chief Executive Officer of the indoor cycling company
Flywheel Sports from 2017 to 2019, and became the author and founder behind Extreme Living
LLC, a content platform to unleash potential in diverse aspiring leaders. She previously served as global president of Equinox, a luxury fitness company, from 2012 to 2016, where she led the upgrading of the offering through a significant technology transformation, and global president of
Gatorade, a sports nutrition business, from 2008 to 2012, where she successfully led the business through a major repositioning and business turnaround. In addition to those displayed below, Ms.
Robb O’Hagan’s qualifications and experience include lifestyle brands, technology, and risk management oversight.

Key Skills and Experience
CEO	Human Capital Management	Marketing/Brand
Digital	International
Financial Literacy/ Accounting	IT/System

Sarah Robb O’Hagan Independent

Age: 53

Director since: 2018

Board Committees •Compensation

Current Roles: •Adjunct Professor of Data Science at the University of Southern California’s Marshall School of Business		Current Public Company Boards: •JetBlue Airways Corporation

Prior Business and Other Experience, and Qualifications:
Mr. Sharma’s executive roles include CEO of InStride, a Los Angeles based EdTech company he co-founded in 2019, a position in which he served until 2023. Under his leadership, InStride grew to a profitable 200-person company, helping employees in 41 large corporations avoid $630 million of student debt, for which it was named to Fortune’s ‘Global Impact 20’ list. Prior to InStride, Mr.
Sharma spent six years at The Walt Disney Company as Senior Vice President, Digital Guest
Experience & eCommerce, leading a $10 billion eCommerce business and serving 150 million guests annually across theme parks, resorts, cruises, guided travel adventures, restaurants and retail businesses globally. Mr. Sharma also served at Yahoo for four years as General Manager of
Yahoo Mail & Messenger and Vice President of Yahoo Search, and at McKinsey & Company for
eight years as Associate Partner of technology practice. In addition to those displayed below, Mr.
Sharma’s qualifications and experience include ecommerce and digital guest experience, and workforce online education.

Key Skills and Experience
International	Digital	IT/System
CEO	Human Capital Management	Cyber

Vivek Sharma Independent

Age: 51

Director since: 2019

Board Committees •Compensation

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Table of Contents	Proposal 1

Current Roles: •Executive Chair of Zeitfracht Group, a logistics company based in Berlin, Germany		Current Public Company Boards: •JetBlue Airways Corporation

Prior Business and Other Experience, and Qualifications:
Before joining Zeitfracht in 2018, Mr. Winkelmann served as CEO of airberlin, a commercial airline, from 2017 through 2018. He previously served as the Chief Executive Officer of Lufthansa German
Airlines (Hub Munich), a commercial airline, beginning in 2016, and was a member of the Group
Executive Committee of Lufthansa Group. From 2006 through 2015, he served as Chief Executive
Officer of Germanwings GmbH, a commercial airline. In addition to those displayed below, Mr.
Winkelmann’s qualifications and experience include sales and revenue management.

Key Skills and Experience
Aviation	Government/Public Policy	Marketing/Brand
CEO	Human Capital Management	Operations/Logistics
Corporate Governance	International	Risk Management

Thomas Winkelmann Independent

Age: 66

Director since: 2013

Board Committees •Airline Safety (Chair) •Compensation •Governance & Nominating

The Board of Directors unanimously recommends that stockholders vote “FOR” each nominee.

36

Proposal 1	Table of Contents
Director Compensation
The Compensation Committee, with input from its independent compensation consultant, periodically reviews and evaluates director compensation. Our objective is to pay non-employee directors over time at or near the median of the proxy peer group, to award a significant component in equity, and to adjust as needed. Our Board reviews director compensation periodically, to ensure that the director compensation package remains competitive such that we are able to recruit and retain qualified directors.

Compensation Structure for Directors for 2025	($)

Annual base retainer (all non-employee directors)	80,000
Annual equity award(1)	135,000
Independent Board Chair supplemental fee	50,000
Annual Audit Committee Chair supplemental fee	20,000
Annual Compensation Committee Chair supplemental fee	15,000
Annual G&N Committee Chair supplemental fee	10,000
Annual Airline Safety Committee Chair supplemental fee	10,000
Annual Finance Committee Chair supplemental fee	10,000
Annual Committee membership fees (2):
Audit	15,000
Compensation, G&N, Airline Safety and Finance	10,000
New directors DSU grant(3)	35,000
Additional Board Chair retainer (Cash or Equity)	25,000
1.Director's annually elect DSUs or RSUs, each of which vest after one year of service.  DSU settlement is deferred until six months following a director's separation from the Board. No directors received DSUs in 2025.
2.Committee Chairs are paid the annual Committee membership fees in addition to the supplemental fee as Chair.
3.New director DSU grants vest ratably over three years of service.  Settlement is deferred until six months following a directors separation from the Board.
As is customary in the airline industry, all members of the Board and their immediate family may travel without charge on our flights. We also provide directors with post-service travel benefits.
We reimburse our directors, including our full-time employee director, for expenses incurred in attending Board meetings. We do not provide gross-up payments to members of our Board.
In 2025, Mr. Leduc donated $6,752, Ms. Robb O’Hagan donated $900 and Mr. Miller donated $262 to the JetBlue
Crewmember Crisis Fund, a non-profit organization that assists JetBlue crewmembers facing emergency hardship situations.
Fiscal Year 2025 Director Compensation
The following table summarizes compensation paid to our non-employee directors for services rendered during the year ended
December 31, 2025. The footnotes to the table and narrative discussion above describe details of each form of compensation paid to, or earned by, our directors and other material factors relating to director compensation arrangements.

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Table of Contents	Proposal 1

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Joanna L. Geraghty(3)	—	—	—	—
Peter Boneparth	195,000	134,994	12,212	342,206
Monte Ford	90,000	134,994	1,187	226,181
Ellen Jewett	125,000	134,994	6,321	266,315
Robert Leduc	135,000	134,994	835	270,829
Jesse Lynn	113,333	134,994	2,417	250,744
Teri McClure	115,000	134,994	1,144	251,138
Sean Menke	114,167	134,994	2,133	251,294
Steven D. Miller	104,167	134,994	9,620	248,781
Nikhil Mittal	105,000	134,994	9,385	249,379
Sarah Robb O'Hagan	90,000	134,994	9,524	234,518
Vivek Sharma	90,000	134,994	8,955	233,949
Thomas J. Winkelmann	120,000	134,994	1,754	256,748
1.Includes 22,094 RSUs granted on March 10, 2025 to Messrs. Boneparth, Ford, Leduc, Lynn, Menke, Miller, Mittal, Sharma and
Winkelmann and Mses. Jewett, McClure and Robb O'Hagan.  At December 31, 2025, 82,897 DSUs remained outstanding for Mr.
Winkelmann, 62,398 for Mr. Boneparth, 50,496 for Ms. Jewett, 48,471 for Mr. Leduc, 42,883 for Ms. Robb O'Hagan, 40,691 for Ms.
McClure, 29,616 for Messrs. Lynn and Miller, 24,461 for Mr. Mittal, 15,228 for Mr. Sharma, 8,358 for Mr. Ford and 4,629 for Mr. Menke. At
December 31, 2025, 22,094 RSUs remained outstanding for each of Messrs. Boneparth, Ford, Leduc, Lynn, Menke, Miller, Mittal, Sharma
and Winkelmann and Mses. Jewett, McClure and Robb O'Hagan. The amount represented reflects the grant date fair value of the equity award based on JetBlue’s stock price on the grant date as computed in accordance with Financial Accounting Standards Board Accounting
Standards Codification 718, Compensation — Stock Compensation (“FASB ASC Topic 718”). Please refer to Note 7 of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC, for further discussion related to the assumptions used in our valuation. For information on the valuation assumptions with respect to grants made prior to 2025, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K.
2.Consists of the value of flight benefits for the listed directors.
3.Ms. Geraghty was employed by the Company in 2025. She did not receive any additional compensation for her director service to the
Company. Ms. Geraghty's compensation is reported in the Summary Compensation Table on page 58 of this proxy statement.
Certain Relationships and Related Person Transactions
We established a written policy that requires approval or ratification by our Audit Committee of any transaction in excess of
$120,000 which involves a “Related Person’s” entry into an “Interested Transaction.” As defined in our policy, an Interested
Transaction is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships
(including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) the Company is a participant, and (iii) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “Related Person” is defined in our policy as any (i) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if he or she does not presently serve in that role)
an executive officer, director or nominee for election as a director, (ii) greater than 5% beneficial owner of the Company’s common stock, or (iii) immediate family member of any of the foregoing. “Immediate family member” includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

38

Proposal 1	Table of Contents
Our policy further provides that only directors without an interest in the transaction are entitled to vote on any Interested
Transaction presented for Audit Committee approval.
Transactions with Related Persons
The Company and its subsidiaries periodically enter into transactions in the ordinary course of business with other corporations of which the Company’s executive officers or directors or members of their immediate families may be directors, executive officers, or stockholders.
The Company was involved in the following related person transaction, which was approved by the Board:
Director Appointment and Nomination Agreement
On February 16, 2024, the Company entered into a Director Appointment and Nomination Agreement (“Agreement”) with Carl
C. Icahn and the persons and entities listed therein (collectively, the “Icahn Group”). Pursuant to the Nomination Agreement,
effective as of May 17, 2024, the Board (i) increased its size to thirteen directors; and (ii) appointed Jesse Lynn and Steven D.
Miller (collectively, the “Icahn Designees”) to the Board to fill the resulting vacancies.
In the event an Icahn Designee is unable or otherwise ceases to serve on the Board or as an observer, the Agreement provides a mechanism for the Icahn Group to designate a substitute director or observer acceptable to the Board, to be appointed to the Board or as an observer for the remainder of the term of such Icahn Designee.
If at any time the Icahn Group ceases collectively to beneficially own at least 20,356,619 shares of common stock of the
Company, which number of shares is subject to adjustment in certain circumstances as described in the Agreement, then the
Icahn Group shall cause one Icahn Designee (or replacement designee, as applicable) to promptly resign from the Board and any committee of the Board on which he or she then sits. If the Icahn Group ceases collectively to beneficially own at least
10,178,309 shares of Common Stock, which number of shares is subject to adjustment in certain circumstances as described in the Agreement, then the Icahn Group shall cause each Icahn Designee (or replacement designee, as applicable) to promptly resign from the Board and any committee of the Board on which he or she then sits. In each case, the Icahn Group shall not have the right to replace such Icahn Designee(s). In addition, during the applicable term of the Agreement, the Company generally agrees that, with respect to any Board consideration of the appointment and employment of the Chief Executive
Officer or Chief Financial Officer of the Company, mergers and acquisitions of material assets, or dispositions of material assets, or similar extraordinary transactions, such consideration and voting with respect thereto shall take place only at the full
Board level or in committees of which an Icahn Designee is an observer or member.
The Agreement also includes other customary voting, standstill and non-disparagement provisions. Absent an uncured breach of the material provisions of the Agreement by the Company, the standstill restrictions on the Icahn Group will remain in effect until thirty days after such date as no Icahn Designee is on the Board and the Icahn Group no longer has any right to designate a replacement (including if the Icahn Group has irrevocably waived such right in writing) (the “Standstill Period”).
In addition, as long as the Icahn Group collectively beneficially owns 16,963,849 shares of Common Stock, which number of shares is subject to adjustment in certain circumstances as described in the Agreement, the Company will not adopt a rights plan designed to increase the cost to a potential acquirer which includes a triggering threshold below 15% of the then-
outstanding amount of Common Stock through the issuance of new rights, Common Stock or preferred shares, unless such rights plan exempts the Icahn Group up to a beneficial ownership of 15%. The Agreement will terminate and be of no further force or effect as of the end of the Standstill Period, with the exception of certain provisions that survive termination pursuant to the terms of the Agreement.
There have been no other related person transactions.

MANAGEMENT PROPOSAL 2

Advisory Vote to
Approve Executive
Compensation

40 Voting Recommendation

40

MANAGEMENT PROPOSAL 2

Approve, on an Advisory Basis,
the Compensation of our Named
Executive Officers

What are you voting on?	Voting recommendation: “FOR” the resolution to approve compensation of the named executive officers, on an advisory basis.

Stockholders are being asked to approve, on an
advisory basis, the compensation of the named
executive officers as disclosed pursuant to the
SEC’s compensation disclosure rules (which
disclosure includes the Compensation Discussion
and Analysis, the accompanying compensation
tables and related narrative in this Proxy
Statement).

The Board takes its role in the governance of the Company’s
compensation programs very seriously and values thoughtful
input from stockholders. The Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

As required by Section 14A of the Exchange Act, we are providing stockholders with a non-binding advisory vote to approve the compensation of the named executive officers as described in the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative in this Proxy Statement.
We regularly engage with our stockholders to understand their perspectives on our executive compensation programs. In 2025, we implemented a full-year performance measurement period for our annual incentive program, increased the emphasis on financial performance in our incentive plans, and enhanced our long-term incentive program to further align with stockholder returns.
The Board recommends that stockholders vote FOR the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive
Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative.”
In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative in this Proxy Statement. For the reasons outlined above and elsewhere in this Proxy Statement, we believe that our executive compensation program is well designed, appropriately aligns executive pay with Company performance and incentivizes desirable behavior.
Because your vote is advisory, it will not be binding upon the Board. However, the Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions. The Board has adopted a policy of providing for annual advisory votes from stockholders on executive compensation. The next such vote will occur at the 2026 annual meeting of Stockholders.

The Board of Directors unanimously recommends that stockholders vote “FOR” the advisory vote to approve the compensation of our named executive officers.

41

Compensation Discussion
and Analysis

Letter from the Chair of the Compensation Committee	42
Stockholder Engagement and Responsiveness	43
Compensation Philosophy and Governance	44
Compensation Program Design	48
Other Compensation Policies and Information	56
This Compensation Discussion and Analysis provides information about our fiscal year 2025 compensation program for our named executive officers (“NEOs”) identified in the Summary Compensation Table as of December 31, 2025.

Joanna L. Geraghty	Marty St. George	Ursula Hurley	Warren Christie	Carol Clements
Chief Executive Officer	President	Chief Financial Officer	Chief Operating Officer	Chief Digital and Technology Officer
This Compensation Discussion and Analysis describes our compensation philosophy, policies and plans as well as our compensation-setting process and the 2025 compensation of our NEOs. This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plan, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ materially from the programs as summarized in this discussion.

42

Letter from the Chair of the Compensation Committee
Dear Stockholders,
As Chair of the Compensation Committee, I would like to highlight our continued focus on strengthening pay-for-performance alignment, enhancing transparency, and reinforcing our commitment to long-term stockholder value creation.
Over the past year, we continued our dialogue with investors to better understand perspectives on our executive compensation program and overall governance practices. These conversations, together with our ongoing review of market practices and
Company performance, informed important refinements to our compensation framework.
Beginning in 2025, we reinstated a full-year performance measurement period for our annual incentive program, replacing the prior split structure. We believe this approach provides a clearer and more comprehensive assessment of annual Company performance and strengthens the connection between executive pay and sustained results. In addition, we increased the emphasis on financial performance within our incentive plans to further align compensation outcomes with the objectives of our
JetForward strategy.
We also enhanced the design of our long-term incentive program to deepen alignment with stockholder returns and multi-year financial performance. Our performance-based equity awards incorporate metrics tied to sustained profitability and EBIT
Improvement, as well as Relative Total Stockholder Return, reinforcing a direct link between realized compensation and long-
term value creation.
Importantly, 2025 marked the final settlement of certain one-time retention and transaction-related awards granted in prior years during a period of significant uncertainty for the Company. With these legacy awards now concluded and the circumstances that gave rise to them behind us, our executive compensation program is centered on a core structure of base salary and at-risk compensation, including annual performance-based incentives and long-term equity awards tied to rigorous financial and operational goals.
The Committee remains disciplined in its oversight responsibilities. We regularly evaluate our compensation programs to ensure they support the Company’s strategic priorities, reflect performance outcomes, and remain competitive in attracting and retaining leadership talent. The majority of our executives’ target compensation remains at risk and contingent upon the achievement of clearly defined performance goals.
We appreciate the constructive engagement of our stockholders and remain committed to maintaining an open and transparent dialogue as we continue to evolve our compensation framework in support of sustainable long-term performance.
Thank you for your continued engagement and support.
Teri P. McClure
Chair, Compensation Committee

43

Table of Contents	Letter from the Chair of the Compensation Committee
Stockholder Engagement and Responsiveness
Following our 2024 say-on-pay vote, we engaged extensively with stockholders to better understand their concerns, particularly regarding certain one-time awards and pay-for-performance alignment. In response, we enhanced disclosure, strengthened performance alignment and maintained our core compensation structure, consisting of base salary, annual bonuses, and long-term incentives. At our 2025 annual meeting, approximately 84% of votes cast supported our say-on-pay proposal, which we believe reflects stockholder confidence that the Compensation Committee appropriately addressed stockholder feedback. The Compensation Committee remains committed to ongoing engagement and continues to evaluate our compensation framework to ensure strong alignment between pay and performance and to confirm that our program reflects evolving best practices.
We have continued our enhanced stockholder engagement efforts, conducting discussions throughout the year to foster a transparent dialogue on our executive compensation programs. These engagements included participation from members of our Compensation, Investor Relations and Legal teams. We actively listened to stockholder concerns, provided greater clarity on our compensation practices, and integrated feedback into our program design. Our outreach program in 2025 targeted our top 25 stockholders, representing approximately 67% of our outstanding shares and engaging with stockholders representing approximately 21% of our outstanding shares. During these discussions, we sought input regarding our executive compensation programs and explored opportunities for improvement to better align with investor expectations and best governance practices.
Through these conversations, we gained a deeper understanding of stockholder perspectives, particularly regarding compensation program design, the alignment of performance metrics with our JetForward strategic plan, and the structure of our short-term and long-term incentive programs.
The table below outlines the key areas of feedback we received and the specific actions we have taken in response.

What We Heard from Stockholders		What We Did

Simplify and strengthen pay-for- performance alignment	à
Implemented a full-year measurement period for our Short-Term Incentive
(STI) program beginning in 2025, replacing the prior split H1/H2 structure.
See the “2025 Annual Incentive Payout” section of the Compensation
Discussion & Analysis on page 51.

Increase focus on financial performance in incentive plans	à
Added increased emphasis on financial metrics in our 2025 performance goals to more directly align executive compensation with the financial objectives of our JetForward strategy.
See the “Annual Incentive Plan” section of the Compensation Discussion &
Analysis on page 49.

Enhance long-term alignment with stockholder returns	à
Included a Relative Total Stockholder Return (TSR) metric in our Long-Term
Incentive (LTI) program to further align executive compensation with stockholder value creation.
See the “Long Term Incentives” section of the Compensation Discussion &
Analysis on page 52.

44

Letter from the Chair of the Compensation Committee	Table of Contents
Compensation Philosophy and Governance
Compensation Philosophy & Principles
As we navigate our evolving operating environment, we strive to lead with our values, and our goal continues to ensure that our leaders’ focus remain on long-term growth of the Company and enhancing stockholder value.

Support Our Strategy And Stay True To Our Values	Attract And Retain Top Talent	Focus On Pay For Performance

We aim to align compensation programs
with business strategies focused on
long-term growth and creating value for
our stockholders. We motivate
crewmembers to overcome challenges
and to deliver on commitments, all while
living our values of Safety, Caring,
Integrity, Passion and Fun.

We set target compensation to be
competitive with the airline industry,
taking into account our support center
locations, route network, unique market
placement, structure and size relative to
other airlines.
We hold our NEOs accountable for their performance considering Company goals, industry economics and individual performance.

Determining Executive Compensation
The Compensation Committee assists the Board with oversight and determination of compensation for the Company’s non-
employee directors and executive officers. The Compensation Committee oversees the Company’s executive compensation policies and reviews and establishes the compensation for our CEO (subject to approval by our Board) and the other NEOs.
The Compensation Committee reviews pay levels and policies related to salaries, annual cash incentive awards and grants of equity and non-equity incentive awards and administers our equity incentive plans. In determining base salary, annual cash incentive awards, equity awards and other compensation, the Compensation Committee uses the relevant executive officer’s current level of total compensation as the starting point. The Compensation Committee bases adjustments to the current pay level on several factors, including the scope and complexity of the functions the executive officer oversees, the contribution of those functions to our overall performance, individual experience and capabilities, individual performance and competitive pay practices.
The Compensation Committee relied on the following tools in determining the base salary, annual cash incentive targets, and equity awards for the NEOs in 2025:
•Competitive Peer Group Survey;
•Leadership Input; and
•Annual Performance Reviews.
Pay for Performance
Pay-for-performance is the cornerstone of our compensation philosophy, fostering a culture of teamwork and continuous improvement across all levels of JetBlue. Our executive compensation program is designed to align with JetBlue’s long-term success by placing a substantial portion of total compensation at risk.
For our named executive officers, target total direct compensation is directly tied to JetBlue’s performance, ensuring that payouts depend on the achievement of ambitious financial, operational, and customer service goals, which ultimately drive value for our stockholders. This structure not only drives accountability but also supports our ability to attract, retain, and motivate the highest level of executive talent to lead the Company forward.

45

Table of Contents	Letter from the Chair of the Compensation Committee
The Compensation Committee establishes challenging performance goals under our annual and long-term incentive plans to drive JetBlue’s business strategy and maximize value for our stockholders. This disciplined approach ensures that compensation outcomes reflect both company performance and stockholder returns, reinforcing our strong pay-for-
performance culture.
2025 Compensation Pay Mix at Target*
CEO
Only

■	Base
■	PSU
■	Bonus
■	RSU
■	At-Risk
All Other
NEOs

■	Base
■	PSU
■	Bonus
■	RSU
■	At-Risk
*The compensation for 2025 is reported in the Summary Compensation Table at page 58. The charts above include target total compensation, defined as base salary, target bonus and target long-term incentives. Other NEOs includes an average of base salary, target bonus and target long term incentives for Marty St. George, Ursula Hurley, Warren Christie and Carol Clements.
Compensation Consultant
The Compensation Committee is authorized to retain and terminate the services of compensation consultants, legal counsel or other advisors to the Compensation Committee and to approve the engagement of any such consultant, counsel or other advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such advisor.
The Chair of the Compensation Committee reports the Compensation Committee’s actions and recommendations for the previous quarter to the full Board at the next regularly scheduled Board meeting.
The Compensation Committee engaged the services of Pay Governance as its independent compensation consultant on matters of executive compensation for 2025. Pay Governance also evaluates compensation for non-employee directors, compensation of other levels of senior leadership, and equity compensation programs generally. For 2025, the Compensation
Committee assessed the independence of Pay Governance pursuant to the SEC and Nasdaq rules and determined that no conflict of interest exists that would prevent Pay Governance from independently advising the Compensation Committee.
As discussed below under “Peer Competitive Group Survey–Market Assessment,” Pay Governance provided the Company and the Compensation Committee with compensation data regarding the companies in our competitor peer group. Along with the other factors cited above, the Company used this data to develop its recommendations to the Compensation Committee for 2025 compensation levels for executives other than the CEO. The Compensation Committee then recommended CEO compensation changes to the Board. Pay Governance also provided suggestions on the design of the annual cash and long-
term incentive awards that were used in 2025, and for the long-term performance-based incentive program, including the performance measures and weightings, the factors for the Compensation Committee to review when determining discretionary adjustment to payout of performance-based awards, and the general range of such discretionary adjustment. Pay Governance reports directly to the Compensation Committee and all services performed by Pay Governance were under the direction of the
Compensation Committee.

46

Letter from the Chair of the Compensation Committee	Table of Contents
Competitive Peer Group Survey – Market Assessment
Prior to the start of 2025, the Compensation Committee reviewed a report on the Company’s senior executive compensation programs, which incorporated data provided by Pay Governance. Pay Governance collected compensation data from the companies in our competitor peer group, as well as similarly sized general industry companies. Pay Governance used a combination of peer group proxy and general industry survey data to develop the competitive market. The current general industry reference group continues to place greater emphasis on consumer-oriented companies, reflecting the role of customer service in JetBlue’s success.
Our competitor peer group consists of the following U.S. airlines:
•Delta Air Lines, Inc.
•American Airlines Group Inc.
•United Airlines Holdings, Inc.
•Southwest Airlines Co.
•Alaska Air Group, Inc.
•Spirit Airlines, Inc.
•Frontier Group Holdings, Inc.
These companies, like JetBlue, are airlines with significant revenue and with significant operations employing a large number of individuals and operating a large number of aircraft in our competing markets. We believe this group provides a reasonable point of comparison to assist in our assessment of our compensation programs.
We recognize this peer group has limitations from a statistical perspective given the limited number of airline peer companies and the wide variation in size. As a result, the Compensation Committee uses the competitive data as a reference point to monitor the compensation practices of these competitors. This data was not the sole determining factor in executive compensation decisions. Instead, as described above, it was one of many factors reviewed by the Compensation Committee as part of its assessment. The Compensation Committee also considers the Company’s Northeast location, route network, cost structure, and size relative to other airlines; however, we do not rely on this information to target any specific pay percentile for our executive officers. While we do not target a particular level of compensation within the peer group, the data is used primarily to ensure that our executive compensation program as a whole is competitive when the Company achieves its targeted performance levels. While we do not target a specific market percentile ranking for the individual compensation elements that comprise total direct compensation, we review each element to ensure it is reasonable relative to our peer group. We aim to position pay to maintain our competitive cost advantage versus our peer group and recognize we compete in the same talent pool as some of the peer competitors which are significantly larger and more mature than we are.
Consistent with our compensation objectives discussed above, we incorporate flexibility into our compensation programs and in the executive assessment process to respond to, and adjust for, changes in the business and economic environment and individual accomplishments, performance and circumstances. The Compensation Committee expects to continue to adjust relevant pay levels on a go forward, measured basis, contingent on corporate and individual performance in future years.

47

Table of Contents	Letter from the Chair of the Compensation Committee
Best Practices in Compensation Governance
Our executive compensation program aligns with corporate governance principles and follows transparent, leading compensation practices. The chart below outlines the key policies and practices that we believe are essential for driving company performance while managing risk, along with those we intentionally avoid.

What We Do

Emphasize performance-based, at risk pay
Apply rigorous, stockholder-aligned performance objectives for executive cash incentive award payments
Consider risk in our executive compensation program
Compensation Committee engages an independent consultant
Have executive stock ownership guidelines (including 6x base salary for CEO)
Have director stock ownership requirements
Grant equity awards with one-year minimum vesting, with the majority vesting over three years
Maintain an executive compensation clawback policy, which includes recoupment and forfeiture provisions required under applicable law
Use a structured approach to CEO performance evaluation and related compensation decisions
Review share utilization annually
Devote significant time to leadership succession and leadership development efforts
Cap our incentive plans at 200% of target, subject to performance metrics
Use multiple metrics with little overlap to avoid “feast or famine” payout situations

What We Don’t Do

No tax gross ups in plans or arrangements
No repricing without stockholder approval
No executive-only retirement benefits
No evergreen provisions in our equity incentive plans
No excessive perquisites
No guaranteed annual cash incentive awards
No hedging or pledging of JetBlue securities
No single-trigger change in control provisions in our equity incentive plans

48

Letter from the Chair of the Compensation Committee	Table of Contents
Compensation Program Design
We believe a significant amount of our NEO compensation should be at risk and tied to the Company’s performance. Our cash incentive and equity compensation goals are designed to drive business objectives that we believe further our long-term goals and create sustainable long-term stockholder value. For 2025, our executive compensation program consisted of the following elements:
Elements of Compensation

Type	Compensation Component	Description

Fixed	Base Salary
Provides a competitive yet reasonable fixed level of compensation to attract and retain high-caliber executive talent in a competitive market. Ensures stability and continuity in leadership, which is critical to executing long-term strategic initiatives that drive stockholder value. Base salary is set at levels necessary to recruit and retain top executives while remaining a modest portion of total compensation, ensuring that the majority of pay is tied to performance.

At Risk	Annual Cash Incentive (Bonus)
Rewards executives for achieving rigorous operational, financial, and individual performance goals aligned with stockholder value creation. In response to feedback from stockholder outreach, the
Company reinstated an annual performance measurement period in 2025 to enhance clarity, accountability, and alignment with stockholder interests. Payouts are contingent upon achieving predefined performance metrics, ensuring executive compensation is directly linked to both near-
term results and long-term sustainable growth.

Restricted Stock (RSUs)
A long-term incentive that generally vests in three equal installments over a three-year period to promote executive retention and alignment with stockholder interests. RSUs encourage sustained commitment to the Company’s success and require executives to maintain ownership over time, reinforcing long-term value creation. This component provides stability within the equity program, balancing the more performance-sensitive nature of PSUs.

Performance-Based Stock (PSUs)
A long-term incentive that vests in full after a three-year performance period, contingent on achieving predefined financial and operational performance goals. PSUs directly tie executive compensation to company performance, ensuring that payouts are aligned with long-term stockholder value creation. No vesting occurs unless performance metrics are met, reinforcing a strong pay-for-performance culture.

Other Compensation and Benefits
•Our NEOs participate in the same health and welfare benefit plans as those available to all U.S.-based full-time crewmembers, including medical, dental, life insurance, and disability benefits.
•Our NEOs are also eligible to participate in our 401(k) retirement plan, which is open to all U.S. and Puerto Rico-based crewmembers, and they do not participate in any supplemental retirement plans or receive non-elective retirement contributions such as those provided to our Pilots.
•Our NEOs are entitled to certain severance benefits, including under our Executive Change in Control Severance Plan, which are designed to ensure stability during leadership transitions and align with market best practices.
•We provide limited perquisites, including space-available flight privileges for all crewmembers and for our NEOs consistent with airline industry norms, including positive-space flight privileges for executive officers and eligible travel companions, potential relocation assistance available to employees at the supervisor level and above, and a biennial wellness physical for executives. Our benefits program is designed to be market-competitive while maintaining a disciplined and stockholder-aligned approach.

49

Table of Contents	Letter from the Chair of the Compensation Committee
Base Salary
The Compensation Committee annually reviews the base salaries of the NEOs and adjusts them as needed to maintain market competitiveness and ensure alignment with evolving responsibilities. Based on these factors and input from its independent compensation consultant, the Compensation Committee approved the following base salary adjustments for 2025:
•No adjustments were made to Ms. Geraghty’s base salary of $700,000 or Mr. St George’s base salary of $625,000;
•Ms. Hurley’s base salary was increased from $600,000 to $615,000;
•Mr. Christie’s base salary was increased from $530,000 to $560,000; and
•Ms. Clements’ base salary was increased from $530,000 to $540,000.
Annual Incentive Plan (Bonus)
Our 2025 incentive program was designed to align executive compensation with company performance and stockholder value creation. The program rewarded executives for achieving key financial, operational, and individual performance objectives that drive JetBlue’s success. The Compensation Committee sets performance goals it considers to be rigorous, aligned with our strategic priorities, and reflective of industry conditions.
The 2025 annual incentive program was structured so that 75% of the award is based on financial and operational metrics, reinforcing accountability for company-wide performance, while the remaining 25% was tied to individual performance, recognizing leadership, strategic contributions, and role-specific objectives. Additionally, the Compensation Committee has the authority to adjust plan funding by ±35% and may also choose to reduce funding to 0% based on consideration of other extraordinary factors such as an acquisition or disposition of a material asset other than in the ordinary course of business or business interruptions due to external factors such as government sanctions.  The Committee did not exercise this authority for the 2025 performance year.
The table below outlines the approved target annual incentive award opportunity for each NEO as a percentage of their base salary for 2025:

NEO	2025 Target Annual Incentive Award Opportunity (% of Salary)

Joanna Geraghty Chief Executive Officer	175%
Martin St. George President	125%
Ursula Hurley Chief Financial Officer	110%
Warren Christie Chief Operating Officer	90%
Carol Clements Chief Digital and Technology Officer	70%

50

Letter from the Chair of the Compensation Committee	Table of Contents
Financial and Operational Metrics
At the start of 2025, we established our financial and operational goals in alignment with our JetForward strategy. The financial and operational measures for the year included Operating Margin, Controllable Costs, and Net Promoter Score.

Performance Measure	Description	Weighting

Operating Margin(1)	Measures the Company’s profitability by evaluating operating income as a percentage of revenue. This metric reflects overall financial performance and the Company’s ability to manage revenues and expenses effectively.	40%

Controllable Costs(2)	Evaluates the Company’s ability to effectively manage operating expenses within its control, excluding external factors such as fuel costs. This measure ensures financial discipline and cost efficiency to support long-term sustainability.	30%

Customer Net Promoter Score(3)	Measures customer loyalty and satisfaction based on customers’ willingness to recommend the Company. This metric reflects the quality of the customer experience and the strength of the Company’s brand and service offering.	30%

1.Operating Margin is defined as Operating Income (Loss) divided by Revenue, in each case as reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 12, 2026.
2.Controllable Costs is a financial measure evaluated on a year-over-year percentage change basis, with a smaller percentage change being a better result.
3.Customer Net Promoter Score is a non-financial, customer satisfaction measure.
At year-end, leadership reported performance results to the Compensation Committee, which evaluated achievement against the approved financial and operational metrics to determine annual incentive funding. The Committee approved an annual incentive funding level of 90.0%, reflecting the formulaic outcome based on these pre-established metrics.

Metric	Performance Measure Weighting	Threshold	Target Achievement	Maximum	Actual Performance	Payout Percentage	Funding Percentage

Operating Margin(1)	40.0%	(1.0)%	0.5%	2.0%	(4.1)%	0.0%	0.0%
Controllable Costs(2)	30.0%	7.0%	6.0%	5.0%	6.0%	100.0%	30.0%
Customer Net Promoter Score(3)	30.0%	33pts	39pts	43pts	46pts	200.0%	60.0%
						Payout	90.0%
1.Operating Margin is defined as Operating Income (Loss) divided by Revenue, in each case as reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 12, 2026.
2.Controllable Costs is a financial measure evaluated on a year-over-year percentage change basis, with a smaller percentage change being a better result.
3.Customer Net Promoter Score is a non-financial, customer satisfaction measure.
Individual Performance
NEOs’ performance against individual goals is a key component of the annual incentive award. The CEO evaluates the performance of the other NEOs based on a combination of objective criteria, self-evaluations, and a subjective assessment that considers both the level of difficulty and the enterprise-wide impact of their goals. The Compensation Committee then reviews the CEO’s assessment and determines the final payouts for each NEO. For the CEO, the Compensation Committee conducts its own evaluation and recommends the final payout to the Board.

51

Table of Contents	Letter from the Chair of the Compensation Committee
In the interest of transparency with stockholders, the table below highlights the key accomplishments of each NEO, reinforcing our commitment to accountability, performance-driven leadership, and responsible compensation practices.

NEO	2025 Individual Goals Assessment

Joanna Geraghty Chief Executive Officer
Ms. Geraghty continued to lead JetBlue through the execution of the JetForward multi-year transformation strategy, building on significant progress made in 2024. Under her leadership, the Company delivered meaningful improvements in operational reliability, customer satisfaction, and financial performance, including a positive operating margin in the second quarter of 2025 driven by strong demand and disciplined execution. JetBlue’s Net
Promoter Score (NPS) increased by 8 points year-over-year, reflecting enhanced customer loyalty and service quality. Ms. Geraghty also advanced strategic initiatives such as the Blue Sky collaboration with United Airlines, expanding customer choice and enhancing JetBlue’s network proposition.

Marty St. George President
Mr. St. George continued to strengthen JetBlue’s commercial and network strategy, driving targeted network optimization and premium product initiatives. In 2025, he led the launch of JetBlue’s first premium co-brand credit card, enhancing loyalty engagement and driving incremental revenue, and spearheaded development of the
Company’s first domestic first-class product. Mr. St. George also oversaw the rollout of JetBlue’s first airport lounge in JFK, elevating the premium travel experience for customers. Additionally, he played a central role in launching the
Blue Sky collaboration with United Airlines, expanding customer choice and enhancing JetBlue’s network proposition.

Ursula Hurley Chief Financial Officer
Ms. Hurley continued to execute a disciplined financial strategy focused on cost management and liquidity strength while supporting targeted investment in JetForward priorities. In 2025, JetBlue delivered a positive operating margin in the second quarter of 2025, demonstrated effective cost control, and progressed more than 100 cost initiatives emphasizing efficiency and strategic allocation. Under her leadership, the Company exceeded its controllable cost target, and she played a key role in advancing and executing the JetForward strategy. Her leadership sustained strong financial discipline, enabling capital investments to support long-term stability and shareholder value.

Warren Christie Chief Operating Officer
Mr. Christie drove measurable operational performance improvements throughout 2025, building on the Company’s
2024 gains. Under his leadership, JetBlue continued to improve key reliability metrics, including on-time performance and completion factor, contributing to enhanced customer experience and loyalty. JetBlue moved up in
The Wall Street Journal’s airline rankings, reflecting one of the most improved carriers, and achieved industry-
leading customer satisfaction results, including strong placement in the annual JD Power North America Airline
Satisfaction Study. The Company’s Net Promoter Score continued to grow significantly, illustrating sustained improvements in operations and service delivery.

Carol Clements Chief Digital & Technology Officer
Ms. Clements continued to advance JetBlue’s digital and technology strategy, driving key enhancements that support both the customer experience and operational efficiency. In 2025, technology investments strengthened infrastructure and frontline capabilities, including tools for disruption management, self-service and fuel optimization that underpin operational execution and customer engagement. Her leadership ensured that digital capabilities were aligned with JetForward priorities, enhancing reliability, service consistency, and internal productivity.

2025 Annual Incentive Payout
As discussed above, the 2025 annual incentive award was structured as fully “at-risk” compensation, with 75% of the award based on financial and operational metrics, while the remaining 25% tied to individual performance.
Individual performance results ranged from 90% to 110% of target and reflect differences in the scope, complexity, and enterprise-wide impact of each NEO’s goals, as well as the Committee’s overall assessment of performance against those objectives, taking into consideration retention factors and the importance of maintaining leadership continuity. In making these determinations, the Committee recognized the extraordinary efforts of the leadership team during a particularly challenging year that included macroeconomic demand setback due to tariff uncertainty, a government shutdown, significant weather-
related disruptions, and the operational impact of an Airbus Airworthiness Directive. Individual performance outcomes were consistent with overall Company performance and did not result in above-target payouts.

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Letter from the Chair of the Compensation Committee	Table of Contents
Summarized in the table below is the calculation and final award amounts for the 2025 Annual Incentive Plan.

2025
NEO	Base Salary ($)	Target Award (as a % of Base Salary) (%)	Target Award ($)	Financial and Operational		Individual Performance		2025 Annual Incentive Award ($)
				Achievement	Weighting	Achievement	Weighting

Joanna Geraghty	700,000	175%	1,225,000	90%	75%	90%	25%	1,102,500
Marty St. George	625,000	125%	781,250	90%	75%	90%	25%	703,125
Ursula Hurley	615,000	110%	676,500	90%	75%	110%	25%	642,675
Warren Christie	560,000	90%	504,000	90%	75%	110%	25%	478,800
Carol Clements	540,000	70%	378,000	90%	75%	110%	25%	359,100
Long Term Incentives
All elements of our long-term incentive (LTI) program for our NEOs are designed to reinforce sustained performance by either vesting over a multi-year period or being tied to long-term performance measures. Our LTI awards directly align NEO interests with stockholder interests by rewarding the achievement of long-term performance goals and increase in stockholder value.
These LTI awards are a critical tool in our ability to attract, retain, and motivate the highest level of executive talent for leadership positions within the Company.
We use a mix of Restricted Stock Units (RSUs) and Performance Stock Units (PSUs) to ensure a balance between retention and performance-based incentives. RSUs are granted with a three-year service based vesting period to encourage retention and long-term commitment. PSUs are earned over a three-year performance period and vest only if pre-defined financial and strategic goals are met, ensuring pay is directly tied to long-term value creation.
The target LTI opportunity for each NEO is determined based on the NEO’s role and responsibilities, as outlined in the table below. Actual awards may range from 0% to 200% of target, based on an assessment of individual performance conducted by the Compensation Committee and, except in the case of her own award, the CEO. The number of PSUs earned at the end of the three-year performance period will vary based on actual performance against the pre-defined goals. Awards will be delivered in Company common stock, subject to Compensation Committee certification of performance outcomes.

NEO	2025 Target LTI ($)	2025 LTI Award In RSUs ($)	2025 LTI Award In PSUs ($)	2025 Total LTI Award ($)

Joanna Geraghty	3,250,000	1,625,000	1,625,000	3,250,000
Martin St. George	2,000,000	1,150,000	1,150,000	2,300,000
Ursula Hurley	2,000,000	1,150,000	1,150,000	2,300,000
Warren Christie	1,500,000	900,000	900,000	1,800,000
Carol Clements	1,000,000	675,000	675,000	1,350,000
Time Based Restricted Stock Units
The 2025 LTI Plan (LTIP) provides that RSUs will vest in three equal installments on each anniversary of the grant date, subject to continued employment through the applicable vesting dates. The value of a NEO’s RSUs will depend on the share price of JetBlue stock when the RSUs vest. For the number of RSUs granted under the 2025 LTIP, please see “Grants of Plan-
Based Awards” on page 60 of this proxy statement.

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Table of Contents	Letter from the Chair of the Compensation Committee
Performance Stock Units
For the 2025-2027 performance period, the Company’s long-term incentive (LTI) program is designed to reinforce financial discipline and stockholder alignment. The PSU metrics for this performance period include:

Metric	Weighting	Description

Absolute Pre-Tax Margin(1)	50%	Reinforces the importance of sustained profitability and financial strength over the performance period, ensuring a disciplined approach to managing costs and driving earnings growth.

EBIT Improvement(2)	25%	Measures increase in EBIT in alignment with the JetForward program.

Relative Total Shareholder Return (TSR)	25%
Strengthens the connection between executive compensation and stockholder value creation by measuring JetBlue’s TSR performance relative to industry peers over the three-year period. To reinforce pay-for-performance, Relative TSR payouts are capped at 100% of target when absolute TSR is negative over the three-year performance period.

1.Absolute Pre-Tax Margin is a non-GAAP financial measure. Please refer to Appendix A “Regulation G Reconciliation of Non-GAAP
Financial Measures – Adjusted pre-tax margin.”
2.EBIT Improvement is a non-GAAP financial measure. For purposes of the PSU award, EBIT is calculated as net income (loss) before income taxes, plus interest expense and minus interest income. EBIT Improvement represents the increase in EBIT for the year ended
December 31, 2027 compared to the Company’s actual EBIT for the year ended December 31, 2024, which serves as the baseline year.
As part of this updated framework, for the 2025-2027 performance period, we removed the Free Cash Flow metric and replaced it with EBIT Improvement to reinforce alignment with the JetForward program, strengthening the direct connection between executive compensation and the financial and operational performance milestones that drive sustained profitability and long-term stockholder value.
Beginning with the 2024–2026 performance period, we removed the ESG Performance Index and replaced it with Relative
TSR. We believe the inclusion of Relative TSR enhances pay-for-performance alignment by directly linking executive compensation to stockholder returns and long-term value creation. Relative TSR is measured against a threshold at the 25th percentile, target at the 50th percentile, and maximum at the 90th percentile relative to the designated peer group. While we disclose our Relative TSR goals, we do not disclose specific targets for our other performance metrics due to their competitively sensitive nature.
Vesting of 2023 Performance Stock Units
In March 2023, the Compensation Committee approved grants of PSUs, subject to a three-year performance period.
The 2023-2025 performance period completed on December 31, 2025, but vesting remained subject to certification of performance results by the Compensation Committee.
The 2023–2025 PSU awards were originally structured with three performance metrics: (i) Absolute Pre-Tax Margin (50%), (ii)
Integration Milestones related to the Spirit merger (25%), and (iii) ESG Index (25%).
Consistent with the terms of the original award agreements, in the event the Spirit merger did not close, the Integration
Milestones metric would earn 0% for the period it was outstanding and would transition prospectively to Relative Pre-Tax
Margin for the remainder of the performance period. This transition was implemented in accordance with the pre-established award terms and did not reflect a discretionary modification by the Compensation Committee.
Following termination of the Spirit merger agreement on March 4, 2024, the Integration Milestones metric earned 0% for the period from January 1, 2023 through March 31, 2024. Effective April 1, 2024, the outstanding portion of the Integration
Milestones metric transitioned to Relative Pre-Tax Margin for the remainder of the performance period.

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Letter from the Chair of the Compensation Committee	Table of Contents
As a result, the final 2023–2025 PSU metric weightings are as follows:

Metric	Weighting	Description & Components

Absolute Pre-Tax Margin(1)	50.0%
Measures JetBlue’s profitability before taxes, ensuring a disciplined approach to financial performance and cost management over the performance period. Strong Absolute Pre-Tax Margin performance reinforces JetBlue’s ability to generate sustainable earnings and manage industry volatility.

Integration Milestones	10.4%
Measures achievement of specified transaction-related milestones associated with the planned Spirit
Airlines acquisition, with primary emphasis on successful completion of the transaction. Payout was contingent upon deal close and satisfaction of defined closing conditions. In the absence of a transaction close, the metric provided for no payout for the period outstanding and transitioned prospectively in accordance with the award terms.

Relative Pre-Tax Margin	14.6%
Assesses JetBlue’s Pre-Tax Margin performance compared to a peer group of other airlines, including
Delta, American, Southwest, United, Alaska, Spirit and Frontier, reinforcing the importance of industry competitiveness.

ESG Index	25.0%	Evaluates progress on key sustainability and corporate responsibility initiatives that support JetBlue’s long-term strategy.

1.Absolute Pre-Tax Margin is a non-GAAP financial measure. Please refer to Appendix A “Regulation G Reconciliation of Non-GAAP
Financial Measures – Adjusted pre-tax margin.”
At the conclusion of the performance period, the Compensation Committee calculated the Company’s performance relative to these goals during the three-year performance period to determine the vesting percentage for the 2023 PSUs. The following table summarizes the performance results with respect to each of the performance measures applicable to the 2023 PSUs.

Metric	Weight	Period	Threshold	Target	Maximum	Achievement	Performance	Payout

Absolute Pre–Tax Margin(1)	50.0%	2023	1.0%	4.0%	7.0%	(1.5)%	0.0%	0.0%
		2024	2.0%	6.0%	9.0%	(8.8)%	0.0%	0.0%
		2025	3.0%	7.0%	10.0%	(8.4)%	0.0%	0.0%
Integration Milestones	10.4%					—%	0.0%	0.0%
Relative Pre-Tax Margin	14.6%		(4 pts)	0.4 pts	4 pts	(2.5)%	66.0%	9.7%
ESG Index	25.0%						101%	25.3%
Sustainable Aviation Fuel Goal	6.25%		2.8M	5.6M	9.4M	4.7M	83.9%	5.3%
Emissions Goal	6.25%		8.3%	10.3%	12.3%	8.8%	61.5%	3.8%
Supplier Engagement	6.25%		2.0%	5.0%	8.0%	6.1%	136.7%	8.6%
Talent Pipeline and Development	6.25%		45.0%	65.0%	85.0%	69.4%	122.0%	7.6%
Total	100.0%							35.0%
1.Absolute Pre-Tax Margin is a non-GAAP financial measure. Please refer to Appendix A “Regulation G Reconciliation of Non-GAAP
Financial Measures – Adjusted pre-tax margin.”

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Table of Contents	Letter from the Chair of the Compensation Committee
Based on the performance noted above, the table below summarizes the 2023 PSU values at grant, the payout percentage and the final award amount for each NEO.

NEO(1)	Units at Grant Date (#)	Payout Percentage (%)	Vested Units (#)

Joanna Geraghty	176,803	35%	61,881
Ursula Hurley	134,370	35%	47,030
Warren Christie	42,432	35%	14,851
Carol Clements	70,721	35%	24,752
1.Mr. St. George began employment at JetBlue in 2024.
2025 Target Total Direct Compensation
The table below summarizes the Compensation Committee-approved 2025 target total direct compensation for the NEOs described above, which excludes non-recurring items such as sign-on awards:

NEO	2025 Base Salary ($)	2025 Target Annual Incentive (as % of base salary)	2025 Target Annual Incentive ($)	2025 LTI Target ($)	2025 LTI Target (in RSUs) ($)	2025 LTI Target (in PSUs) ($)	2025 Target Total Direct Compensation ($)

Joanna Geraghty	700,000	175%	1,225,000	3,250,000	1,625,000	1,625,000	5,175,000
Martin St. George	625,000	125%	781,250	2,000,000	1,000,000	1,000,000	3,406,250
Ursula Hurley	615,000	110%	676,500	2,000,000	1,000,000	1,000,000	3,291,500
Warren Christie	560,000	90%	504,000	1,500,000	750000	750,000	2,564,000
Carol Clements	540,000	70%	378,000	1,000,000	500,000	500,000	1,918,000
Settlement of Historical Compensation Awards
As previously disclosed in last year’s proxy statement, one-time awards were granted in 2022 and 2023 during a period of significant uncertainty for the Company, including pandemic-era retention awards which were implemented to promote leadership continuity following compensation restrictions associated with federal relief programs and Spirit-related transaction incentive awards which were designed to retain and motivate senior leadership during the proposed merger process. Final settlement of the retention awards occurred in 2025, as well as the final vesting of certain equity components of the Spirit-
related transaction incentive awards.
In addition, Mr. St. George received the final installment of his sign-on cash bonus on March 20, 2025. The bonus, which had a total target value of $500,000, was paid in two equal installments and designed to align his interests with stockholders and incentivize long-term performance. The award was subject to clawback if Mr. St. George did not remain actively employed through February 15, 2026 or did not meet applicable performance goals.
These payments represent the final amounts due under those programs and are reflected on the Summary Compensation
Table on page 58. As the circumstances that prompted these awards have concluded, the Company does not currently anticipate the need to issue similar awards in the future.
For more information on the past one-time awards, please refer to the Compensation Discussion & Analysis of the 2025 Proxy
Statement, beginning on page 44.

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Letter from the Chair of the Compensation Committee	Table of Contents
Other Compensation Policies and Information
All Other Compensation
Perquisites and Other Personal Benefits
We offer limited perquisites and other personal benefits to our NEOs. These include life insurance premiums, executive physicals, and positive space flight benefits, all of which are provided more broadly than to our executive officers. The
Compensation Committee believes these perquisites are reasonable and consistent with prevailing market practice and the
Company’s overall compensation program. Perquisites are not a material part of our compensation program. The
Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs.
JetBlue also provides 401(k) matching contributions to all employees participating in our 401(k) plan, including the NEOs. See
“Summary Compensation Table”.
Post-Employment Benefits
To promote retention and recruiting, we also offer limited arrangements that provide certain post-employment benefits in order to alleviate concerns that may arise in the event of a crewmember’s separation from service with us and enable crewmembers to focus on Company duties while employed by us.
•Severance Benefits. Our NEOs are eligible to receive severance payments and benefits under the JetBlue Airways
Corporation Severance Plan (the “Severance Plan”) if they incur certain qualifying terminations from employment under the Severance Plan. In addition, in the event of a change in control, post-employment severance benefits for our NEOs are provided through our Executive Change in Control Severance Plan (the “Executive Change in Control Plan”) and our
Omnibus Plan, as applicable. Our Executive Change in Control Plan is intended to ensure stability within the Company during a period of uncertainty resulting from the possibility of a change in control of the Company by providing incentives for certain designated crewmembers, including our NEOs, to remain in our employ. Certain of our executive officers have arrangements pursuant to which they will receive certain flight privileges following certain qualifying terminations from employment. See “Potential Payments Upon Termination or Change in Control”.
•Retirement Benefits. Our executive officers may participate in our 401(k) defined contribution retirement plan provided to substantially all other U.S. crewmembers and do not receive special retirement plans or benefits. For our executive officers as well as all other participating crewmembers (other than Pilots), we match crewmember contributions under this plan 100% up to 5% of eligible earnings (for 2025, the matching contribution for each NEO was $17,500, as reported in the Summary Compensation Table below), subject to all applicable regulatory limits, and the match cliff vests after three years of employment. Our award agreements under the Omnibus Plan generally include retirement provisions for retirement eligible crewmembers, which provide for continued vesting of RSUs, and prorated continued vesting of PSUs.
Our Pilots receive a non-elective Company contribution of 17% of eligible compensation, referred to as Pilot Non-elective contributions, per the terms of the finalized collective bargaining agreement between JetBlue and the Air Line Pilots
Association ("ALPA"), in lieu of the above 401(k) Company matching contribution and non-elective contributions. The
Company's Pilot Non-elective contributions vest after three years of service.
Tax Considerations
As described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the tax deduction for annual compensation of each of our NEOs is limited to $1 million. Although the Compensation Committee considers the impact of
Section 162(m), it believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in crafting the Company’s executive compensation program, even if non-deductible compensation expenses could result.
Other provisions of the Code can also affect compensation decisions. Under Sections 280G and 4999 of the Code, a 20%
excise tax is imposed upon certain individuals who receive payments in connection with a change in control if the payments received by them equal or exceed an amount generally approximating 3x their average annual compensation. The excise tax may be imposed on all such payments generally exceeding 1x an individual’s average annual compensation. A company will also lose its tax deduction for such “excess parachute payments.” In approving the compensation arrangements for our NEOs, the Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including

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Table of Contents	Letter from the Chair of the Compensation Committee
the potential impact of Section 280G of the Code. However, the Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.
Timing of Grants and Equity Awards
Neither our Board nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, and we do not time the release of material nonpublic information based on equity award grant dates.
We did not grant stock options, stock appreciation rights or similar option-like instruments. Accordingly, we have nothing to report under Item 402(x) of Regulation S-K.
Compensation Committee Report
The Compensation Committee has reviewed the “Compensation Discussion and Analysis”. Based on such review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Compensation Committee of JetBlue

Teri McClure (Chair)	Peter Boneparth	Sarah Robb O’Hagan	Vivek Sharma	Thomas Winkelmann

58

Summary Compensation Table
The following table provides certain information concerning the compensation for services rendered to us during the years ended December 31, 2025, 2024, and 2023 by our named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Joanna Geraghty Chief Executive Officer	2025	700,000	110,417	3,249,996	1,102,500	28,405	5,191,318
	2024	694,508	385,417	3,737,498	1,917,000	22,885	6,757,308
	2023	647,917	1,724,917	5,574,982	1,018,200	27,981	8,993,997
Marty St. George(5) President	2025	625,000	250,000	2,299,999	703,125	41,242	3,919,366
	2024	531,250	250,000	1,999,986	781,250	25,180	3,587,666

Ursula Hurley Chief Financial Officer	2025	613,750	216,667	2,299,999	642,675	28,514	3,801,605
	2024	597,917	591,667	2,299,993	1,156,000	36,999	4,682,576
	2023	498,667	1,925,267	3,374,982	600,500	44,746	6,444,162
Warren Christie(6) Chief Operating Officer	2025	558,201	31,000	1,799,996	478,800	28,716	2,896,713
	2024	524,507	331,000	1,379,993	570,000	26,276	2,831,776

Carol Clements Chief Digital and Technology Officer	2025	539,167	—	1,349,995	359,100	27,066	2,275,328
	2024	530,000	175,000	1,149,992	557,000	20,177	2,432,169
	2023	528,750		1,774,996	387,500	28,255	2,719,501
1.Compensation reported for 2025 under this column consists of pandemic era retention awards (RAs) for all NEOs (except Mr. St. George and Ms. Clements) as follows: Ms. Geraghty - $110,417 RA, Ms. Hurley - $216,667 RA and Mr. Christie - $31,000 RA. For Mr. St. George,
compensation reported for 2025 under this column includes 50% of his performance-based sign on bonus, which was paid to him on
March 20, 2025 and subject to clawback if he did not remain actively employed through February 15, 2026 or did not meet applicable performance goals. For more information of Mr. St. George’s sign-on bonus, please see “Compensation Discussion & Analysis –
Compensation Program Design – Settlement of Historical Compensation Awards” above. The Annual Cash Incentive Awards are reported under the “Non-Equity Incentive Compensation” column.
2.Represents the grant date fair value of RSUs based on JetBlue’s closing stock price on the day preceding the grant date. The RSUs reported here, granted in 2025, include the RSUs granted based on the individual’s and Company’s performance in 2024.  The PSUs granted in 2025, are reported based on performance at target, but, if maximum performance levels are attained, the grant date fair values for the PSUs granted in 2025 would be as follows: Ms. Geraghty-$3,249,998, Mr. St. George-$2,299,998, Ms. Hurley-$2,299,998, Mr.
Christie-$1,799,997 and Ms. Clements-$1,349,998.  Please refer to Note 7 of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC, for further discussion related to the assumptions used in our valuation as well as the disclosure of the accounting expense recognized. See the “Grants of Plan-Based Awards” table below for further information on RSUs and PSUs, including the Spirit-related transaction incentive awards.
3.Includes annual cash incentive award. For more information on the annual cash incentive awards earned in 2025, see “Compensation
Discussion & Analysis – Compensation Program Design – Annual Incentive Plan (Bonus)” above.

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Table of Contents	Summary Compensation Table
4.All Other Compensation for 2025 includes Company 401(k) matching contributions under the JetBlue Airways Corporation Retirement Plan in which all of our crewmembers are eligible to participate, as well as life insurance premiums, positive space flights, and executive physicals, if any. The 401(k) matching contribution in 2025 for each of  Mses. Geraghty, Hurley and Clements and Messrs. St. George and
Christie was $17,500.
5.Mr. St. George rejoined JetBlue on February 26, 2024.  He was not employed by JetBlue during 2023.
6.Mr. Christie was not an NEO for fiscal years prior to 2024.
Summary of Employment Agreement with Ms. Geraghty
On February 11, 2024, the Company entered into a new employment agreement with Ms. Geraghty, which governs the terms of Ms. Geraghty’s employment with the Company as our Chief Executive Officer and replaced her prior employment agreement with the Company, which applied in connection with her role as President and Chief Operating Officer of the
Company. Ms. Geraghty’s employment under the employment agreement commenced on February 12, 2024, which was the date that Ms. Geraghty’s predecessor notified the Company of his decision to retire (the “Transition Date”) and will terminate on the earlier of the fourth anniversary of the Transition Date or the date of earlier termination in accordance with the terms of the employment agreement.
For her services during the term of the employment agreement, Ms. Geraghty currently receives an annual base salary of
$700,000 and is eligible for: (a) an annual incentive bonus, currently at a target of 175% of her base salary; (b) an annual award pursuant to the Company’s stockholder-approved equity compensation plan as in effect from time to time; and (c) health and welfare benefits, savings and retirement plans eligibility, flight benefits and fringe benefits and indemnification and officers’
insurance, in each case consistent with those provided to other senior executive officers of the Company. Should Ms. Geraghty be involuntarily terminated during the term of the employment agreement without cause or resign for good reason, the employment agreement provides that she will be eligible for severance under the Severance Plan. The employment agreement also provides for customary confidentiality, non-competition, non-solicitation and non-disparagement obligations.
The agreement is terminable by Ms. Geraghty or by the Company, in each case as more fully described below under “Potential
Payments upon Termination or Change In Control.” See “–Arrangements Governing Termination (not in Connection with a
Change in Control).”
Summary of Agreements with Other Named Executive Officers
In 2025, none of Messrs. Christie or St. George, nor Mses. Hurley or Clements had employment agreements with the
Company.

60

Grants of Plan-Based Awards
The following table sets forth certain information concerning individual grants of equity and non-equity plan-based awards made to the NEOs during the fiscal year ended December 31, 2025:

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Joanna Geraghty
RSU	3/10/2025							265,957	1,624,997
PSU	4/22/2025				226,323	452,646	905,292		1,624,999
Annual Cash Incentive		612,500	1,225,000	2,296,875
Martin St. George
RSU	3/10/2025							188,216	1,150,000
PSU	4/22/2025				160,167	320,334	640,668		1,149,999
Annual Cash Incentive		390,625	781,250	1,464,844
Ursula Hurley
RSU	3/10/2025							188,216	1,150,000
PSU	4/22/2025				160,167	320,334	640,668		1,149,999
Annual Cash Incentive		338,250	676,500	1,268,438
Warren Christie
RSU	3/10/2025							147,299	899,997
PSU	4/22/2025				125,348	250,696	501,392		899,999
Annual Cash Incentive		252,000	504,000	945,000
Carol Clements
RSU	3/10/2025							110,474	674,996
PSU	4/22/2025				94,011	188,022	376,044		674,999
Annual Cash Incentive		189,000	378,000	708,750
1.Represents annual cash incentive awards. For the annual cash incentive awards, the amounts shown represent the Threshold, Target and
Maximum potential payouts based on multiples of the NEOs’ respective base salaries. The performance goals for determining the payouts are described in “Compensation Discussion and Analysis–Compensation Program Design – Annual Incentive Plan” above. Actual payouts for 2025 are reported in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table.
2.Represents PSUs granted under our Omnibus Plan in 2025, which will be paid, if at all, based on the Company’s performance in years
2025 – 2027 as described further in footnote 3 of the “Outstanding Equity Awards at Fiscal Year-End” Table. The amounts shown represent the Threshold, Target and Maximum number of PSUs that would be earned based on the Company’s achievement of the minimum, target and maximum level of performance, respectively, for each of the performance metrics described in the relevant PSU award agreement.
Vesting is generally subject to continued employment through the settlement date (except in the case of certain qualifying terminations of employment due to death or disability, retirement, or in the case of a change in control of the Company, as discussed in more detail in
“Potential Payments upon Termination or Change in Control” below).

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Table of Contents	Grants of Plan-Based Awards
3.Represents RSUs granted under our Omnibus Plan. The RSUs vest as described in footnote 1 of the “Outstanding Equity Awards at
Fiscal-Year End” Table and are generally subject to the NEO’s continued employment (except in the case of certain qualifying terminations of employment or in the case of a change in control of the Company, as discussed in more detail in “Potential Payments upon Termination or Change in Control” below).
4.Represents total grant date fair value of RSUs and PSUs as determined in accordance with FASB ASC Topic 718. Please refer to Note 7 of our consolidated financial statements in our 2025 Annual Report on Form 10-K for further discussion related to the assumptions used in our valuations of RSUs and PSUs.

62

Outstanding Equity Awards at
Fiscal Year-End
The following table sets forth information concerning all outstanding equity awards for each NEO at December 31, 2025:

		Stock Awards

Name	Grant Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

Joanna Geraghty	04/11/2023	132,603	603,344	—	$—
	06/22/2023	245,700	1,117,935	—	$—
	02/22/2024	185,668	844,789	—	$—
	04/22/2024	—	—	131,417	$597,947
	03/10/2025	265,957	1,210,104	—	$—
	04/22/2025	—	—	452,646	$2,059,539
Marty St. George	04/22/2024	93,764	426,626	70,323	$319,970
	03/10/2025	188,216	856,383	—	$—
	04/22/2025	—	—	320,334	$1,457,520
Ursula Hurley	04/11/2023	108,322	492,863	—	$—
	02/22/2024	114,257	519,869	—	$—
	04/22/2024	—	—	80,872	$367,968
	03/10/2025	188,216	856,383	—	$—
	04/22/2025	—	—	320,334	$1,457,520
Warren Christie	04/11/2023	33,142	150,797	—	$—
	02/22/2024	66,488	302,520	—	$—
	04/22/2024	—	—	48,523	$220,780
	03/10/2025	141,804	645,208	—	$—
	04/22/2025	—	—	250,696	$1,140,667
Carol Clements	04/11/2023	60,113	273,516	—	$—
	02/22/2024	62,842	285,931	—	$—
	04/22/2024	—	—	36,392	$165,584
	03/10/2025	110,474	502,657	—	$—
	04/22/2025	—	—	188,022	$855,500

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Table of Contents	Outstanding Equity Awards at Fiscal Year-End
1.The table below sets forth the applicable vesting schedules of outstanding RSU and PSU awards. As discussed in more detail in “Potential
Payments upon Termination or Change in Control” below, vesting of these awards is generally subject to continued employment on the vesting or settlement date, except in the case of certain qualifying terminations of employment due to death or disability, retirement, or in the case of a change in control of the Company.

Grant Date	Vesting Schedule

4/11/2023
For RSUs, one-third in three equal annual installments on each of the first three anniversaries of April 11, 2023 and, for
PSUs, three-year cliff vesting on the third anniversary of April 11, 2023, subject to meeting certain performance goals for fiscal years 2023, 2024 and 2025

6/22/2023	Three-year cliff vesting on the third anniversary of June 22, 2023

2/22/2024	One-third in three equal annual installments on each of the first three anniversaries of February 22, 2024

4/22/2024
For RSUs, one-third in three equal annual installments beginning on April 22, 2024 and, for PSUs, three-year cliff vesting on the third anniversary of April 22, 2024, subject to meeting certain performance goals for fiscal years 2024,
2025, and 2026

3/10/2025	One-third in three equal annual installments on each of the first three anniversaries of March 10 2025

4/22/2025
For RSUs, one-third in three equal annual installments beginning on April 22, 2025 and, for PSUs, three-year cliff vesting on the third anniversary of April 22, 2025, subject to meeting certain performance goals for fiscal years 2025,
2026, and 2027

2.The amount listed in this column, Market Value of Shares or Units of Stock That Have Not Vested, represents the product of the closing market price of the Company’s stock as of December 31, 2025 ($4.55) multiplied by the number of shares of stock subject to the award.
Included in this column are unvested RSUs and PSU awards granted in 2023 under our Omnibus Plan.  The 2023 PSU awards included are based on the actual number of shares earned based on achievement of performance metrics (Absolute Pre-Tax Margin, Relative Pre-
Tax Margin and ESG Index Performance) at the end of the applicable performance period, December 31, 2025 as discussed above under
"Vesting of 2023 Performance Stock Units".
3.For PSU awards granted in 2024 under our Omnibus Plan, the actual number of shares earned (if any) will be based on achievement of performance metrics (Absolute Pre-Tax Margin, Free Cash Flow and Relative TSR) at the end of the applicable performance period,
December 31, 2026. The number of shares reported for these awards (and the payout value) represents threshold performance. Upon performance certification by our Compensation Committee after the end of the applicable performance period, the 2024 PSUs will be settled in common stock, in a range of 0% to 200%. For PSU awards granted in 2025 under our Omnibus Plan, the actual number of shares earned (if any) will be based on achievement of performance metrics (Absolute Pre-Tax Margin, EBIT Improvement and Relative
TSR) at the end of the applicable performance period, December 31, 2027. The number of shares reported for these awards (and the payout value) represents target performance. Upon performance certification by our Compensation Committee after the end of the applicable performance period, the 2025 PSUs will be settled in common stock, in a range of 0% to 200%.

64

Option Exercises and Stock Vested
The following table provides information concerning the vesting of restricted stock unit awards during 2025 for each named executive officer:

	Stock Awards(1)

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Joanna Geraghty	262,015	1,382,124
Martin St. George	46,882	168,306
Ursula Hurley	227,431	1,069,278
Warren Christie	108,186	540,455
Carol Clements	130,725	653,040
1.Shares vested consist of vested RSUs. We determined the value realized for the vesting of these shares using the closing price of our common stock on the preceding date of vesting.

65

Potential Payments Upon
Termination or Change in Control
Each of our NEOs may receive various payments if his or her employment is terminated, depending on the grounds for the termination. Employment may be terminated in various ways, including the following:
•Voluntary termination of employment by the NEO (with or without “good reason,” as that term is defined in the applicable plan or agreement);
•Termination of employment by the Company (with or without “cause,” as that term is defined in the applicable plan or agreement);
•Termination in the event of the disability or death of the NEO; and
•Termination following a change in control of the Company.
Beginning on page 68, we provide estimates of the payments that our NEOs would have received had their employment been terminated as of December 31, 2025.
Potential payments made to Ms. Geraghty upon the termination of her employment or upon a change in control are governed by the terms of her employment agreement with the Company and the benefit plans in which she participates, as in effect as of
December 31, 2025. The Severance Plan would govern the compensation payable upon the termination of our executives, including our NEOs who were employed on December 31, 2025. As of December 31, 2025, neither Messrs. Christie and St.
George, nor Mses. Hurley and Clements had employment agreements with the Company.
Arrangements Governing Termination (not in Connection with a Change in Control)
Potential Payments to Ms. Geraghty upon Termination
As described in the section above titled “Summary of Employment Agreement with Ms. Geraghty,” Ms. Geraghty entered into a new employment agreement in 2024 in connection with her promotion to Chief Executive Officer, which superseded her prior employment agreement with the Company. Under Ms. Geraghty’s employment agreement, if the Company were to terminate
Ms. Geraghty’s employment for Cause or if Ms. Geraghty were to resign from the Company other than for Good Reason, Ms.
Geraghty would only be entitled to payment of unpaid base salary through and including the date of termination or resignation and any other amounts or benefits required to be paid or provided by law or under any plan, program, policy or practice of the
Company. Under Ms. Geraghty’s employment agreement, if Ms. Geraghty is terminated without Cause or Ms. Geraghty resigns with Good Reason (each as defined in the Severance Plan), she would be paid as if eligible for severance under the
Severance Plan and would be eligible to receive continued flight benefits due to qualifying as a retiree under JetBlue’s flight benefits plan. If, after termination of her employment without Cause or resignation with Good Reason, Ms. Geraghty were to breach any of the confidentiality, non-competition, non-solicitation or return of proprietary materials provisions contained in the agreement, she would forfeit, as of the date of such breach, all of the payments and benefits described in the foregoing sentence. If Ms. Geraghty’s employment were terminated by reason of her death or Disability (as defined in the employment agreement), the Company would pay Ms. Geraghty (or her estate, as applicable), her base salary through and including the date of termination and any other accrued compensation and benefits.
In addition, under Ms. Geraghty’s prior employment agreement with the Company, in the event that she is terminated without
Cause or resigns with Good Reason at any time on or after June 22, 2024, which was the one-year anniversary of a grant date of a special, one time equity-based retention award she received under her prior employment agreement, a pro-rata portion of

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Potential Payments Upon Termination or Change in Control	Table of Contents
such equity award would vest based on the number of days she served following the grant date, and this portion of the award would be settled as soon as practicable thereafter. The new employment agreement does not affect the terms and conditions of her special, one-time equity-based retention award or any of her other previously awarded but unvested long-term incentive awards.
Potential Payments to Other Named Executive Officers
As of December 31, 2025, we had no contractual obligations to make severance payments to any of our NEOs other than Ms.
Geraghty (except as provided in the Severance Plan described below).
Severance Plan Summary
On May 22, 2014, upon recommendation of the Compensation Committee, the Board approved and adopted the Severance
Plan, which provides for certain payments and benefits upon a termination of the employment of a crewmember who meets the plan conditions for eligibility (a “Participant”) by the Company without Cause or by the Participant with Good Reason other than in connection with a “change in control” as defined in JetBlue Airways Corporation Executive Change in Control Plan (the
“Executive Change in Control Plan,” and such terminations of employment, a “Severance Event”). Capitalized terms used in this summary and not otherwise defined have the meanings ascribed to them in the Severance Plan. Each of our NEOs is a
Participant. The Severance Plan provides that upon the occurrence of a termination of employment without Cause or a resignation for Good Reason, a Participant will be paid cash severance, pursuant to a formula based on job level at the
Termination Date (as defined in the Severance Plan) and years of service. The Severance Plan also provides for payment of pro-rated average annual bonus, and either forfeiture, or continued vesting of various outstanding equity awards (depending on award type and conditions upon grant). Participants may receive medical and/or dental benefits, COBRA payments, and career transition consulting services. If a crewmember is terminated for Cause, no severance benefits are payable. The
Severance Plan defines “Cause” as a Participant’s (a) conviction of, or plea of no contest to, a felony or other crime involving moral turpitude or dishonesty; (b) participation in a fraud or willful act of dishonesty against the Company or a subsidiary of the
Company that adversely affects the Company or any such subsidiary in a material way; (c) willful breach of the Company’s policies that affects the Company in a material way; (d) causing intentional damage to the Company’s property or business; (e)
conduct that constitutes gross insubordination; or (f) habitual neglect of his or her duties with the Company or a subsidiary of the Company. The determination of whether a Termination of Employment (as defined in the Severance Plan) is for Cause will be made by the Plan Administrator in its sole and absolute discretion, and such determination shall be conclusive and binding on the affected Participant. Although the Severance Plan was amended in July 2020 to add certain types of opt outs to the list of Severance Events and other changes, NEOs were not included in the amendment.
Arrangements Governing a Change in Control
Executive Change in Control Plan
On June 28, 2007, upon recommendation of the Compensation Committee, the Board approved and adopted the Executive
Change in Control Plan. A “Change in Control,” as defined in the Executive Change in Control Plan, means: (i) a reorganization, merger, consolidation or other corporate transaction involving JetBlue, such that the stockholders of the
Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company in substantially the same proportions as their ownership, immediately prior to such business combination, of the voting securities of the Company; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets, or the consummation of a plan of complete liquidation or dissolution of the Company.
The Executive Change in Control Plan provides severance and welfare benefits to eligible crewmembers who are involuntarily terminated from employment without cause or when they resign during the two-year period following a change in control for
“Good Reason” (a “Qualifying Termination Event”). To the extent any eligible crewmember receives payments under the
Executive Change in Control Plan, they will also not be entitled to receive payments under the Severance Plan.
“Good Reason,” as defined in the Executive Change in Control Plan, means the termination of employment by an eligible crewmember because of any of the following events: (1) a 10% reduction by the Company (other than in connection with a
Company-wide, across-the-board reduction), in (x) his or her annual base pay or bonus opportunity as in effect immediately prior to the change in control date or (y) his or her bonus opportunity or 12 times his or her average monthly salary, or as the

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Table of Contents	Potential Payments Upon Termination or Change in Control
same may be increased from time to time thereafter; (2) a material reduction in the duties or responsibilities of the eligible crewmember from those in effect prior to the change in control; or (3) the Company requiring the eligible crewmember to relocate from the office of the Company where an eligible crewmember is principally employed immediately prior to the change in control date to a location that is more than 50 miles from such office of the Company (except for required travel on the
Company’s business to an extent substantially consistent with such eligible crewmember’s customary business travel obligations in the ordinary course of business prior to the change in control date). For purposes of the Executive Change in
Control Plan, “Cause” means a conviction of or a plea of no contest to any felony or a crime involving moral turpitude or dishonesty; fraud or breach of Company policies which materially adversely affects the Company; intentional damage to the
Company’s property or business; habitual conduct that constitutes gross insubordination; or habitual neglect of his or her duties with the Company.
A NEO who incurs a Qualifying Termination Event will be entitled to receive two years of salary and two times his or her target bonus for the year in which termination occurs. In addition, each crewmember covered by the Executive Change in Control
Plan will be entitled to: (i) payment of his or her accrued but unused paid time off as of the date of termination; (ii) a pro rata portion of his or her annual bonus for the year in which termination occurs; and (iii) payment for certain unreimbursed relocation expenses incurred by him or her (if any). Each crewmember covered by the Executive Change in Control Plan who incurs a Qualifying Termination Event will also be entitled to receive reimbursement for all costs incurred in procuring health and dental care coverage for such crewmember and his or her eligible dependents under COBRA. Such reimbursements will be made for 18 months for our NEOs. During the reimbursement period, if an eligible crewmember becomes covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active crewmembers of the Company, then the Company’s COBRA reimbursement payments will be eliminated. In addition, NEOs are eligible for flight benefits for two years following a Qualifying Termination Event.
The Executive Change in Control Plan may be amended or terminated by the Company at any time prior to a change in control. In addition, under the terms of the Executive Change in Control Plan, the Board is required to reconsider the terms of the plan within the 90-day period immediately prior to the third anniversary of its adoption in light of then-current market practices. Such reconsideration took place in September 2010 and the Board made no changes to the Executive Change in
Control Plan in light of the then ongoing industry changes.
In 2023, JetBlue amended the Executive Change in Control Plan to eliminate an excise tax gross up for excess parachute payments (as defined in Section 280G of the Internal Revenue Code) that previously applied to the Company’s senior leaders, including the NEOs, and replaced it with a “best-net” Section 280G cut-back provision consistent with the Severance Plan and market practice.
Potential payments upon a change in control under the Executive Change in Control Plan are estimated in the table below captioned “Potential Payments Upon Termination.”
Potential Payments in Connection with our Equity Incentive Plans
Under the Omnibus Plan, if within one year following a change in control (as defined in the Omnibus Plan), a participant’s employment or service with the Company terminates by reason of death, disability, retirement, without Cause, or for Good
Reason (each term as defined in the Omnibus Plan), all outstanding awards will vest and become immediately exercisable and payable, with all restrictions lifted. The Compensation Committee may take actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement of each or any outstanding award (or a portion thereof) in connection with a change in control, including: (1) with respect to all awards, it be assumed or substituted by the surviving entity; (2) with respect to options and SARs, for a period of at least 15 days prior to the change in control, any options or SARs be exercisable as to all shares subject to the option or SAR, and that upon the occurrence of the change in control, such option or SAR will terminate and be of no further force and effect; (3) with respect to awards not previously exercised or settled, it be cancelled in exchange for a payment in cash, stock or other property, in an amount equal to the fair market value of the consideration to be paid per share in the change in control, reduced by the exercise or purchase price per share under the applicable award; and (4) with respect to performance compensation awards, (A) those relating to performance periods ending prior to the change in control that have been earned but not paid be immediately payable, (B) all then-in-progress performance periods for outstanding awards shall end, and either (a) the participants be deemed to have earned an award equal to their target award opportunity for the performance period in question, or (b) at the Compensation Committee’s

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Potential Payments Upon Termination or Change in Control	Table of Contents
discretion, the Compensation Committee will determine the extent to which performance criteria have been met with respect to each performance compensation award, if at all, (C) the Company pay to each participant their partial or full performance compensation award in cash, shares or other property as determined by the Compensation Committee within 30 days of the change in control based on the change in control consideration, or (D) it be terminated and canceled for no consideration. The
Compensation Committee may vary the treatment of awards among participants, and among awards granted to a participant, in exercising its discretion upon a change in control, subject to applicable laws and regulations.
The term “change in control,” as used in the Omnibus Plan, means, very generally, any of the following: (a) the acquisition by certain persons of voting securities representing 30% or more of our common stock or of the combined voting power of all of our voting securities, (b) certain changes in the majority of the members of our Board, (c) certain corporate transactions, such as a merger, reorganization, consolidation or sale of substantially all of our assets, that result in certain changes to the composition of our stockholders, or (d) a complete liquidation or dissolution of JetBlue.
Potential payments upon a change in control under the Omnibus Plan are provided in the table below captioned “Potential
Payments Upon Termination.”
Potential Payments Upon Termination
The table below sets forth potential benefits that each NEO would be entitled to receive upon termination of employment under the various circumstances outlined above. The amounts shown in the table are the amounts that would have been payable under existing plans and arrangements if the NEO’s employment had terminated on December 31, 2025. Potential payments to each of Mses. Geraghty, Hurley and Clements and Messrs. St. George and Christie upon the termination of her or his employment or upon a change in control are governed by the terms of the benefit plans in which they participate, including the
Severance Plan, the Executive Change in Control Plan, and the Omnibus Plan. None of Ms. Hurley, Ms. Clements, Mr. St.
George or Mr. Christie has an employment agreement with the Company. Values for RSU grants and PSU grants are based on our common stock closing price of $4.55 on the NASDAQ Global Select Market on December 31, 2025. The table below does not include the value of equity awards that have already vested by December 31, 2025. The actual amounts that would be payable in these circumstances can only be determined at the time of the executive’s termination or a change in control and accordingly, may differ from the estimated amounts set forth in the table below.
Potential Post-Employment Compensation

	Multiple of Base Salary and Target Bonus ($)(1)	Pro-Rata Annual Bonus ($)(2)	Accelerated or Continued Vesting of RSUs ($)	Accelerated or Continued Vesting of PSUs ($)	All Other Compensation ($)	Total ($)

Joanna Geraghty
Termination by the Company without "cause" or by the Crewmember for good reason under Severance Plan (3)	1,400,000	1,111,100	2,108,452	—	174,970	4,794,522
Termination for reasons of Death or Disability (4)	—	—	3,494,614	2,287,967	—	5,782,581
Termination for reasons of Retirement (5)	—	—	—	—	—	—
Qualifying Termination after Change of Control (double trigger) (6)	3,850,000	1,225,000	3,494,614	4,059,888	85,536	12,715,038
Marty St. George
Termination by the Company without "cause" or by the Crewmember for good reason under Severance Plan (3)	625,000	781,250	498,774	—	165,132	2,070,156
Termination for reasons of Death or Disability (4)	—	—	1,283,009	912,217	—	2,195,226
Termination for reasons of Retirement (5)	—	—	—	—	—	—
Qualifying Termination after Change of Control (double trigger) (6)	2,812,500	781,250	1,283,009	2,097,459	75,453	7,049,671

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Table of Contents	Potential Payments Upon Termination or Change in Control

	Multiple of Base Salary and Target Bonus ($)(1)	Pro-Rata Annual Bonus ($)(2)	Accelerated or Continued Vesting of RSUs ($)	Accelerated or Continued Vesting of PSUs ($)	All Other Compensation ($)	Total ($)

Ursula Hurley
Termination by the Company without "cause" or by the Crewmember for good reason under Severance Plan (3)	1,230,000	630,250	824,274	—	160,049	2,844,573
Termination for reasons of Death or Disability (4)	—	—	1,655,131	1,587,627	—	3,242,758
Termination for reasons of Retirement (5)	—	—	—	—	—	—
Qualifying Termination after Change of Control (double trigger) (6)	2,583,000	676,500	1,655,131	2,804,838	56,098	7,775,567
Warren Christie
Termination by the Company without "cause" or by the Crewmember for good reason under Severance Plan (3)	1,120,000	388,900	1,030,953	867,448	169,726	3,577,027
Termination for reasons of Death or Disability (4)	—	—	1,030,953	867,448	—	1,898,401
Termination for reasons of Retirement (5)	—	—	1,030,953	867,448	123,000	2,021,401
Qualifying Termination after Change of Control (double trigger) (6)	2,128,000	504,000	1,030,953	1,775,292	74,550	5,512,795
Carol Clements
Termination by the Company without "cause" or by the Crewmember for good reason under Severance Plan (3)	630,000	379,250	471,410	—	37,049	1,517,709
Termination for reasons of Death or Disability (4)	—	—	949,480	827,566	—	1,777,046
Termination for reasons of Retirement (5)	—	—	—	—	—	—
Qualifying Termination after Change of Control (double trigger) (6)	1,836,000	378,000	949,480	1,508,448	56,098	4,728,026
1.As of December 31, 2025, we had no contractual obligations to make any severance payments to our NEOs, other than Ms. Geraghty, under the terms of her employment agreement. Should any of the NEOs be terminated without Cause or Good Reason, under our
Severance Plan, and based on titles and years of service, the NEOs would be entitled to the following salary continuation amounts: Mses.
Geraghty and Hurley, and Mr. Christie two (2) years; Ms. Clements fourteen (14) months; and Mr. St. George twelve (12) months of severance payments as of December 31, 2025. Ms. Geraghty’s employment agreement provides that, if terminated by the Company without cause or Ms. Geraghty resigns with Good Reason, she would receive compensation as provided for in the Severance Plan and be eligible to receive continued flight benefits.
2.As the assumed termination date for this table is December 31, 2025, the amounts listed do not reflect pro-ration. The Severance Plan provides for payment of an average annual cash incentive award equal to the average of the last two annual bonuses. Under a change in control scenario, the payment represents a target annual cash incentive award for the year in which termination occurs, which is payable under the Executive Change of Control Plan.
3.As the assumed termination date for this table is December 31, 2025, the amounts listed do not reflect pro-ration. Under the terms of the
Severance Plan, based on titles and years of service, the NEOs would be entitled to the following salary continuation amounts: Mses.
Geraghty and Hurley, and Mr. Christie: two (2) years, Ms. Clements: fourteen (14) months, and Mr. St. George: one (1) year of severance pay and a bonus equal to the average of the last two (2) annual bonuses pro-rated by the number of months completed in the calendar year of termination. Based on the Severance Plan, each NEO would be entitled to the eleven (11) months of continued vesting of RSUs following the date of termination, except for Mr. Christie as he is retirement eligible for equity awards: 463,396 for Ms. Geraghty, 109,621
RSUs for Mr. St. George, 181,159 RSUs for Ms. Hurley, 226,583 RSUs for Mr. Christie, 103,607 RSUs and for Ms. Clements, all valued for the purpose of this table at the closing stock price on the last fiscal day of 2025 under the Omnibus Plan. No accelerated vesting of PSUs is assumed here, as accelerated vesting is at the discretion of the Compensation Committee, except for Mr. Christie as he is retirement eligible for equity awards. All other compensation assumes (1) $30,000 in outplacement services for each of the NEOs; (2) $123,000 assumed value of lifetime flight benefits for: Mses. Geraghty and Hurley and Messrs. St. George, and Christie; (3) employer costs for

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medical, dental and vision coverage in the amount of $ 21,970 for Ms. Geraghty, $12,132 for Mr. St. George, $16,726 for Mr. Christie and
$7,049 for Mses. Hurley and Clements.
4.Assumes pro-rated vesting in the event of a termination due to death or disability with a termination date of December 31, 2025. Mr.
Geraghty would already have been paid her full annual salary; however, she would be entitled to any other accrued compensation which would be her annual bonus related to performance year 2025. Pursuant to the respective RSU and PSU Award Agreement death or disability provisions under the Omnibus Plan, each of Mses. Geraghty, Hurley and Clements and Messrs. St. George and Christie would receive pro-rated vesting of PSUs (where applicable) based on the Company’s performance metrics achieved through the end of the applicable performance period and prorated RSUs from the grant date through termination date due to death or disability except for Mr.
Christie as he is retirement eligible for equity awards: 768,047 RSUs and 502,850 PSUs for Ms. Geraghty, 281,980 RSUs and 200,487
PSUs for Mr. St. George, 363,765 RSUs and 348,929 PSUs for Ms. Hurley, 226,583 RSUs and 190,648 PSUs for Mr. Christie, and
208,677 RSUs and 181,883 PSUs for Ms. Clements, valued using the closing stock price on the last fiscal day of 2025.
5.Assumes continued vesting in the event of a termination due to retirement with a termination date of December 31, 2025 and lifetime flight benefits. Only Mr. Christie is retirement eligible as of December 31, 2025.
6.Potential payments to each of Mses. Geraghty, Hurley and Clements and Messrs. St. George, and Christie, upon a qualifying termination of their employment after a change in control are governed by the terms of the benefit plans in which they participate, including the
Severance Plan, the Executive Change in Control Plan, and the Omnibus Plan. None of Mses. Hurley and Clements nor Messrs. St.
George and Christie, have employment agreements with the Company. This table assumes accelerated vesting of all outstanding equity at the closing stock price on the last fiscal day of 2025: 768,047 RSUs and 892,283 PSUs for Ms. Geraghty; 281,980 RSUs and 460,980
PSUs for Mr. St. George; 363,765 RSUs and 616,448 PSUs for Ms. Hurley, 226,583 RSUs and 390,174 PSUs for Mr. Christie and 208,677
RSUs and 331,527 PSUs for Ms. Clements per the change in control provisions under the Omnibus Plan. Accelerated vesting of PSUs is assumed to be at target. Under the Executive Change in Control Plan, each of the NEOs would be entitled to receive: (1) two (2) years of salary and two times (2x) target bonus for the year in which termination of employment occurs; (2) a pro-rated portion of annual bonus for the year in which termination occurs, at the target level of achievement; (3) payment for certain unreimbursed relocation expenses incurred (if any); and (4) reimbursement for all costs incurred in procuring health and dental care coverage for the NEO and their eligible dependents under COBRA for 18 months. During the reimbursement period, if an eligible crewmember were to become covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active crewmembers of the Company, then the aforementioned COBRA reimbursement payments would be eliminated. All other compensation assumes (i)
$30,000 in outplacement services, (ii) $12,300 in assumed value flight benefits for two (2) years for each of the NEOs. Amounts payable to executive officers that are closely associated with a change of control transaction and exceed certain thresholds set forth in the Internal
Revenue Code trigger a 20% excise tax under Sections 280G and 4999 of the Code and corresponding loss of an employer tax deduction.
Under the Executive Change in Control Plan, amounts payable to participants will be reduced to below the threshold level at which the excise tax is triggered if such reduction would result in a higher after-tax payment to the participant that would have applied had the participant received the full payments and paid the excise tax. As such, the amounts disclosed in this table may be higher than the amount of payments the NEOs actually receive if this reduction were to apply.

71

Pay Ratio of Chief Executive Officer
Compensation to Median
Crewmember Compensation
As required under the rules the SEC adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the
“Dodd-Frank Act”), we are providing the following disclosure about the ratio of the annual total compensation of our CEO to the annual total compensation of our estimated median Crewmember:
•The total annual compensation of our estimated median crewmember who was employed on December 31, 2025 was $115,729.
•The total annual compensation of our CEO was $5,191,318, inclusive of the non-recurring arrangements discussed in the CD&A.
•Based on this information, the ratio of the annual total compensation is reasonably estimated to be 45 to 1.
The Company calculated the 2025 compensation for the median crewmember using the same methodology used to calculate the total annual compensation of the Company's CEO, as reported in the Summary Compensation Table.  There were no material changes to the Company's crewmember population or compensation programs for 2025 that the Company believed would significantly impact the pay ratio disclosure for 2025, as compared to 2023.  Therefore, as permitted by the SEC's rules, for purposes of determining the 2025 Pay Ratio, the Company used the same median employee who was identified for purposes of the Company's fiscal 2023 disclosure.  The following describes methodology used to identify the Company's median Crewmember for 2023:
To identify the median employee as of December 31, 2023, we used a consistently applied compensation measure (“CACM”).
We utilized information from Box 5 of Form W-2. We performed our calculations as of December 31, 2023, which is our measurement date, because employee census and compensation information are readily available on that date. We captured all full-time, part-time and temporary employees in the U.S., including our subsidiaries. We did not annualize the total cash compensation paid to employees who commenced work with us during 2023. No cost of living adjustments were applied. We excluded approximately 241 non-U.S. employees, as permitted under the de minimus exception to the rules. The countries from which the excluded employees come are: Antigua (2), Aruba (4), Bahamas (33), Barbados (4), Bermuda (1), Canada, (3),
Colombia(8), Costa Rica (4), Curacao (1), Dominican Republic (109), Ecuador (5), England (10), Grand Cayman (1), Grenada
(1), Guatemala (3), Guyana (3), Haiti (4), Jamaica (13), Mexico (11), Netherlands (2), Peru (3), Sint Maarten (3), St. Kitts &
Nevis (1), St. Lucia (2), Trinidad & Tobago (2), and Turks & Caicos (3). The total number of U.S. employees and non-U.S.
employees were 27,164 and 241, respectively, before taking into account such exclusions and for purposes of calculating the total compensation of that employee as we calculate total compensation for our NEOs in the Summary Compensation Table.
Our Compensation practices and programs ensure compensation programs are fair and equitable and are aligned with our business objectives. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, exclusions and assumptions that reflect their compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, even those in a related industry or of a similar size and scope. Other companies may have different employment practices, regional demographics or may utilize different methodologies and assumptions in calculating their pay ratios.

72

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our NEOs and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for Ms. Geraghty ($)(1)	Summary Compensation Table Total for Mr. Hayes ($)(1)	Compensation Actually Paid to Ms. Geraghty ($)(1)(2)(5)	Compensation Actually Paid to Mr. Hayes ($)(1)(2)	Average Summary Compensation Table Total for non-PEO NEOs ($)(1)	Average Compensation Actually Paid to non-PEO NEOs ($)(1)(2)	Value of Initial Fixed $100 Investment Based on:		Net Income ($ millions)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(3)		GAAP Pre-tax Margin (%)(4)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2025	5,191,318	n/a	971,222	n/a	3,223,253	1,615,317	31	85	(602)	(8.5)
2024	6757308	2,449,496	8,122,337	1,477,745	3,287,291	3,112,393	54	81	(795)	(9.7)
2023	n/a	10,779,925	n/a	9,082,921	5,767,245	4,775,072	38	82	(310)	(3.5)
2022	n/a	3,457,274	n/a	1,855,782	1,430,804	970,779	45	64	(362)	(4.8)
2021	n/a	3,449,755	n/a	3,439,434	1,353,013	975,734	98	98	(182)	(4.4)
1.Joanna Geraghty has served as our current principal executive officer (PEO) since her appointment on February 12, 2024. Robin Hayes served as our principal executive officer (PEO) through February 12, 2024. The non-PEO named executive officers reflected in columns
(d) and (e) include the following individuals: Ursula Hurley (2021-2025), Joanna Geraghty (2021-2023), Carol Clements (2021-2025),
Brandon Nelson (2021-2024), Warren Christie (2024-2025), Martin St. George (2024-2025), and Stephen Priest (2021).
2.The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the
SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO named executive officers. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards. 2024 Compensation Actually
Paid figures have been revised to correct errors in last year’s disclosures from $8,520,530 to $8,122,337 for Ms. Geraghty and from
$3,255,475 to $3,112,393 for the average of non-PEO NEOs.
3.The Peer Group for which Total Shareholder Return is provided in column (g) is the NYSE Arca Airline Index.
4.Pre-tax Margin calculated using GAAP figures.
5.The dollar amounts reported in this column represent the amount of “compensation actually paid” as computed in accordance with Item
402(v) of Regulation S-K and do not reflect total compensation actually realized or received.

73

Table of Contents	Pay Versus Performance
SCT Total to CAP Reconciliation for Ms. Geraghty

Fiscal Year	2024 ($)	2025 ($)

SCT Total	6,757,308	5,191,318
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(3,737,498)	(3,249,996)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	4,387,633	3,168,929
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	572,674	(3,432,722)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	0	0
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	142,220	(706,307)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	0	0
Compensation Actually Paid	8,122,337	971,222
Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2024 ($)	2025 ($)

Average SCT Total	3,287,291	3,223,253
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(1,664,991)	(1,937,497)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	1,585,496	1,882,918
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	56,009	(1,154,715)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	51,084	6,058
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	52,724	(404,700)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(255,220)	0
Average Compensation Actually Paid	3,112,393	1,615,317

74

Pay Versus Performance	Table of Contents
Charts of CAP Versus Performance Metrics
The chart below illustrates the relationship between the PEOs and average Non-PEO CAP amounts and the Company’s and
Peer Group’s TSR during the period 2021-2025.
The charts below illustrate the relationship between the PEOs and Non-PEO CAP amounts and the Company’s Net Income and GAAP Pre-tax Margin during the period 2020-2024.

75

Table of Contents	Pay Versus Performance
Tabular List of Most Important Performance Measures
The six items listed below represent the most important performance metrics we used to determine CAP for FY2024 as further described in our Compensation Discussion and Analysis within the sections titled “Annual Cash Incentive Awards” and “Long-
Term Equity Awards.”

Most Important Performance Measures

•Operating Margin	•Controllable Costs	•Customer NPS
•Absolute Pre-Tax Margin	•EBIT Improvement	•Relative TSR

76

Security Ownership of Certain
Beneficial Owners and Management
and Related Stockholder Matters
Executive Officers and Directors
The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of March 20, 2026, by (i) each of our directors and nominees, (ii) each of our named executive officers and (iii) all of our executive officers and directors serving as of March 20, 2026, as a group. We have one class of voting securities outstanding which is entitled to one vote per share, subject to the limitations on voting by non-U.S. citizens described below under “Additional Information.”

Executive Officers and Directors— Name of Beneficial Owner	Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days(1)	Total(2)	Percentage of Class

Joanna Geraghty	663,832	2,505,142	*
Martin St. George	144,791	1,156,871	*
Ursula Hurley	341,105	1,398,940	*
Warren Christie	248,609	1,074,281	*
Carol Clements	219,139	813,961	*
Peter Boneparth	132,492	224,757	*
Monte Ford	67,479	105,704	*
Ellen Jewett	80,858	161,221	*
Robert Leduc	36,124	114,462	*
Jesse Lynn	22,094	81,577	*
Teri McClure	42,713	113,271	*
Sean Menke	22,094	56,590	*
Steven D. Miller	22,094	81,577	*
Nikhil Mittal	138,537	192,865	*
Sarah Robb O’Hagan	47,360	120,110	*
Vivek Sharma	67,479	112,574	*
Thomas Winkelmann	35,473	148,237	*
All executive officers and directors as a group (19 persons)	2,386,158	8,952,596	2.41%
*Represents ownership of less than one percent.
1.Beneficial ownership is determined in accordance with the rules of the SEC and consists of either or both voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants or upon the conversion of convertible securities that are immediately exercisable or convertible or that will become exercisable or convertible within 60 days of March 20, 2026 are deemed beneficially owned by the beneficial owner of such options, warrants or convertible securities and are deemed outstanding for the purpose of computing the percentage of shares beneficially owned by the person holding such instruments, but are not deemed outstanding for the purpose of computing the percentage of any other person. This column lists beneficial ownership of voting securities as calculated under SEC rules. Except as otherwise indicated in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as

77

Table of Contents	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
beneficially owned by them. Unless otherwise indicated, the address of each person listed in the table is c/o JetBlue Airways Corporation,
27‑01 Queens Plaza North, Long Island City, New York 11101. All executive officers and directors as a group beneficially own, or have the right to acquire within 60 days of March 20, 2026, 0.64% of the outstanding common stock. A total of 372,018,894 shares of common stock were outstanding on March 20,2026, pursuant to rule 13d‑3(d)(1) under the Exchange Act.
2.This column shows the individual’s total JetBlue stock‑based holdings, including the voting securities shown in the “Common Stock
Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days” column (as described in footnote 1), plus non‑voting interests including, as appropriate, deferred stock units, performance stock units and restricted stock units which will not vest or become exercisable within 60 days of March 20, 2026. If all of the equity represented in the Total column were to vest (with no equity cancelled or forfeited), all executive officers and directors, as a group, would own 2.41% of the outstanding common stock.
Beneficial Owners of More than 5% of Voting Stock
The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 20, 2026 by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

BlackRock Inc.(3)	42,892,176	11.53%
Vladimir Galkin and Angelica Galkin(4)	34,609,605	9.30%
Icahn Capital LP(5)	33,621,735	9.04%
The Vanguard Group(6)	31,962,793	8.59%
3.The information reported is based on a Schedule 13G/A, as filed with the SEC on October 17, 2025, in which BlackRock, Inc. and certain of its subsidiaries reported that they held sole voting power over 42,247,454 shares and sole dispositive power over 42,892,176 shares.
The principal business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
4.The information reported is based on a Schedule 13D, as filed with the SEC on September 5, 2024, in which Vladimir Galkin and Angelica
Galkin reported that they had sole voting power 0 shares, sole dispositive power over 0 shares and shared voting and dispositive power over 34,609,605 shares. The principal business address is 10900 NW 97th Street, #102, Miami, FL 33178.
5.The information reported is based on a Schedule 13D/A, as filed with the SEC on February 19, 2025, in which Carl C. Icahn and affiliated entities (collectively, the “Icahn Group”) reported that they held shared voting and dispositive power over 33,621,735 shares. The principal business address of 560 State Street LLC is 312 Walnut Street, Suite 2000, Cincinnati, OH 45202 and the principal business address of each other member of the Icahn Group is c/o Icahn Associates Holding LLC, 16690 Collins Avenue, PH-1, Sunny Isles Beach, FL 33160.
6.The information reported is based on a Schedule 13G/A, as filed with the SEC on November 12, 2024, in which The Vanguard Group reported that it held shared voting power over 157,001 shares, sole dispositive power over 31,962,793 shares, and shared dispositive power over 326,712 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act and the rules promulgated thereunder require our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish to us copies of all such filings. Based solely upon our review of the copies of such reports furnished to the Company and written representations that no other reports were required, there were no late filings of any ownership reports under Section 16(a), except that a Form 4 for Eileen McCarthy, General Counsel and Corporate
Secretary, who is one of our executive officers, reporting an award of restricted stock units on March 10, 2025 was filed one day late.

MANAGEMENT PROPOSAL 3

Ratification of
Auditors

N970JB
Honoring the fly-est crew in the biz.
AIRBUS A321

79 Audit Committee Matters	81 Fees to Independent Registered Public Accounting Firm	81 Pre-Approval Policies and Procedures

79

MANAGEMENT PROPOSAL 3

Ratification of Appointment of
Independent Registered Public
Accounting Firm

What are you voting on?
Stockholders are being asked to ratify the selection of Ernst & Young LLP, a registered public accounting firm, to serve as the Company’s independent auditors for the fiscal year ending December 31, 2026. Although the Audit
Committee has the sole authority to appoint the independent auditors, as a matter of good corporate governance, the Board submits its selection of the independent registered public accounting firm to our stockholders for ratification. If the stockholders should not ratify the appointment of Ernst &
Young LLP, the Audit Committee will reconsider the appointment.
Voting recommendation: “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company’s independent auditors and, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors.
The Audit Committee has appointed Ernst & Young LLP (“EY”) to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending
December 31, 2026. EY has served as the Company’s independent auditors since 2001.
We expect that representatives of EY will be present at the annual meeting to respond to appropriate questions from stockholders and make a statement if desired.
Audit Committee Matters
Annual Evaluation and Appointment of Independent Auditors
In executing its responsibilities, the Audit Committee engages in an annual evaluation of EY’s qualifications, performance and independence, and considers whether continued retention of EY as the Company’s independent registered public accounting firm is in the best interest of the Company. The Audit Committee is also involved in the selection of EY’s lead engagement partner. While EY has been retained as the Company’s independent registered public accounting firm continuously since 2001, in accordance with SEC rules and EY’s policies, the firm’s lead engagement partner rotates every five years. In assessing EY’s qualifications, performance and independence in 2025, the Audit Committee considered, among other things:

80

Proposal 3	Table of Contents
•EY’s global capabilities;
•EY’s significant institutional knowledge and deep expertise of the Company’s business, accounting policies and practices and internal control over financial reporting to enhance audit quality;
•EY’s capability, expertise and efficiency in handling the breadth and complexity of the Company’s domestic and international operations, including of the lead audit partner and other key engagement partners;
•the quality and candor of EY’s communications with the Audit Committee and leadership;
•EY’s independence policies and its processes for maintaining its independence;
•the quality and efficiency of the services provided by EY, including input from leadership on EY’s performance and how effectively EY demonstrated its independent judgment, objectivity and professional skepticism;
•external data on audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB)
reports on EY and its peer firms;
•the appropriateness of EY’s fees, including those related to non-audit services;
•EY’s tenure as the Company’s independent auditor and its depth of understanding of the Company’s global business, operations and systems, accounting policies and practices, including the potential effect on the financial statements of the major risks and exposures facing the Company, and internal control over financial reporting;
•EY’s demonstrated professional integrity and objectivity, including through rotation of the lead audit partner and other key engagement partners;
•any material issues raised by the most recent internal quality control review, or peer review; and
•the advisability and potential impact of selecting a different independent public accounting firm.

Benefits of Longer Tenure	Independence Controls

Enhanced audit quality – We believe
EY’s significant institutional knowledge and
deep expertise of the Company’s global
business, accounting policies and
practices and internal control over financial
reporting enhance audit quality.
Competitive fees – Because of EY’s
familiarity with the Company, audit and
other fees are competitive with peer
companies.
Avoid costs associated with new
auditor – We believe bringing on new
independent auditors would be costly and
require a significant time commitment,
which could lead to leadership distractions.

Audit Committee oversight – Oversight includes regular private sessions with EY, discussion with EY about the scope of audit and business imperatives, a comprehensive annual evaluation when determining whether to reengage EY and direct involvement by the Audit Committee and its Chair in the selection of the new EY lead assurance engagement partner in connection with the mandated rotation of that position.
Limits on non-audit services – The Audit Committee pre-approves audit and permissible non-audit services provided by EY in accordance with its pre-approval policy.
EY’s internal independence process – EY conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account and rotates the engagement partners, consistent with its independence requirements. A new lead engagement partner was appointed commencing with the 2024 audit.
Strong regulatory framework – EY, as an independent registered public accounting firm, is subject to PCAOB inspections, “Big 4” peer reviews and PCAOB and SEC oversight.

Based on this evaluation, the Audit Committee and the Board determined that retaining EY to serve as independent auditors for the fiscal year ending December 31, 2026 is in the best interests of the Company and its stockholders. While the Audit
Committee is responsible for the appointment, compensation, retention and oversight of EY as our independent registered public accounting firm, the Board is submitting the selection of EY to the stockholders for ratification.
Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2026. If the appointment of EY is not ratified by the stockholders, the Audit Committee will reconsider the matter. Even if the appointment of EY is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the Company’s best interests.

81

Table of Contents	Proposal 3
Fees to Independent Registered Public Accounting Firm
The following table presents fees for professional services rendered by EY for the years ended December 31, 2025 and 2024, respectively, and fees billed for other services rendered by EY during those periods.

	2025 ($)	2024 ($)

Audit fees(1)	2,642,000	3,251,000
Audit-related fees(2)	85,000	53,000
Tax fees(3)	48,000	129,000
Total	2,775,000	3,433,000
1.Audit fees include fees for services associated with the annual audits of JetBlue’s consolidated financial statements and internal controls over financial reporting, reviews of JetBlue’s quarterly financial statements, accounting consultations pertaining to matters related to the audits or interim reviews, registration statements filed with the SEC.
2.Audit-related fees include fees for services that are reasonably related to the performance of the audit or interim financial statement review and are not reported under Audit fees.
3.Tax fees include fees for services related to preparation of JetBlue’s income tax and non-income tax returns (e.g., VAT) and general tax consulting, within the U.S., Puerto Rico, and other jurisdictions.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by our independent registered public accounting firm. This policy provides for pre-approval by the Audit Committee of all audit and permissible non-audit services before the firm is engaged to perform such services. The Audit Committee is authorized from time to time to delegate to one of its members the authority to grant pre-approval of permitted non-audit services, provided that all decisions by that member to pre-approve any such services must be subsequently reported, for informational purposes only, to the full Audit Committee. All of the services of EY for 2025 and 2024 described above were pre-
approved by the Audit Committee.
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

The Board of Directors unanimously recommends that stockholders vote “FOR” ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

82

Audit Committee Report
The  Audit Committee of the Board of Directors is composed entirely of independent directors in accordance with applicable
Nasdaq listing standards and Securities and Exchange Commission (“SEC”) rules, including the enhanced independence requirements applicable to audit committee members.
Management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements and for establishing and maintaining effective internal control over financial reporting. Ernst & Young LLP (“EY”), the
Company’s independent registered public accounting firm, is responsible for performing an independent audit of the
Company’s consolidated financial statements in accordance with applicable auditing standards and for expressing opinions on the consolidated financial statements and the effectiveness of internal control over financial reporting. The Audit Committee’s role is to oversee these processes.
In the course of performing its oversight responsibilities, the Audit Committee also discussed with management and EY the overall quality of the Company’s financial reporting, the effectiveness of internal control over financial reporting, and the scope and results of the Company’s internal and independent audits. As part of this oversight process, the Audit Committee met with
EY in private sessions, with and without management present.
In carrying out its responsibilities, the Audit Committee has:
•reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended
December 31, 2025;
•discussed with EY the matters required to be discussed by applicable requirements of the Public Company Accounting
Oversight Board (“PCAOB”) and the SEC; and
•received the written disclosures and the letter from EY required by applicable PCAOB requirements regarding EY’s communications with the Audit Committee concerning independence and discussed with EY its independence.
Based on the reviews and discussions described above, and in reliance on the information provided by management and EY, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2025 be included in JetBlue’s Annual Report on Form 10-K for filing with the SEC.

Audit Committee of JetBlue

Robert Leduc (Chair)	Jesse Lynn	Steven D. Miller

Ellen Jewett	Sean Menke	Nik Mittal

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the
Company specifically incorporates the Audit Committee Report by reference therein.

MANAGEMENT PROPOSAL 4

Approval of an Amendment
to the Crewmember Stock
Purchase Plan

84 Approval of Amendment	85 Description of the 2020 Stock Purchase Plan

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MANAGEMENT PROPOSAL 4

Approval of an Amendment to the
JetBlue Airways Corporation 2020
Crewmember Stock Purchase Plan

What are you voting on?
Stockholders are being asked to approve an amendment to
the JetBlue Airways Corporation 2020 Crewmember Stock
Purchase Plan. The amendment would increase the number
of shares of Company common stock authorized for issuance
under the JetBlue Airways Corporation 2020 Crewmember
Stock Purchase Plan by 20,000,000 shares.
Voting recommendation: “FOR” the approval of the amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan.

Approval of Amendment
At the annual meeting, stockholders will be asked to approve an amendment to the JetBlue Airways Corporation 2020
Crewmember Stock Purchase Plan (the “2020 Stock Purchase Plan”), which was adopted, subject to stockholder approval, by the Board in March 2026. The amendment would increase the number of shares of Company common stock authorized for issuance under the 2020 Stock Purchase Plan by 20,000,000 shares, for a maximum of 72,530,985 shares (taking into account prior issuances under the 2020 Stock Purchase Plan). No other changes are proposed to be made to the 2020 Stock
Purchase Plan at this time.
The 2020 Stock Purchase Plan has been an important part of the Company’s benefits program. It has promoted financial saving for the future by the Company’s crewmembers, fostered good crewmember relations, and encouraged crewmembers to acquire shares of the Company’s common stock, thereby better aligning their interests with those of other stockholders.
Therefore, the Board believes it is essential to the Company’s ability to attract, retain, and motivate highly qualified crewmembers in an extremely competitive environment both in the United States and internationally. As of March 20, 2026, only 4,611,265 shares of Company common stock remain available for issuance under the 2020 Stock Purchase Plan;
however, we expect these available shares to be reduced to near zero after giving effect to share purchases in the offering period that ends on April 30, 2026.
As of March 20, 2026, approximately 25,000 crewmembers are eligible to participate in the 2020 Stock Purchase Plan. The
Board is asking stockholders to approve the amendment to increase the number of shares of Company common stock that remain available for issuance under the 2020 Stock Purchase Plan by 20,000,000 shares. This would allow us to continue operating the 2020 Stock Purchase Plan after the expiration of the current offering period on April 30, 2026, which we expect will reduce the current 4,611,265 share reserve to near zero. We are seeking the number of shares identified here due to our
Company’s high level of 2020 Stock Purchase Plan crewmember participation (36% at November 1, 2025) and the volatility of

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our stock price, which, consistent with broader airline industry conditions, is driven by increased operating costs, fuel price variability, macroeconomic uncertainty, and the capital-intensive investments necessary to expand service and enhance competition in new and underserved markets.
Basis for the Requested Share Reserve Increase
In making its determination to approve the amendment to increase the number of shares reserved for issuance under the 2020
Stock Purchase Plan, our Board considered various factors, including an analysis of certain burn rate, dilution and overhang metrics and the costs of increase in the share reserve.
Description of the 2020 Stock Purchase Plan
The principal features of the 2020 Stock Purchase Plan are summarized below. We encourage you to read the entire proposed amendment to the 2020 Stock Purchase Plan, which is attached as Appendix B to this Proxy Statement, and the 2020 Stock
Purchase Plan document for the full statement of its legal terms and conditions. If there is any conflict or inconsistency between this summary and the provisions of the 2020 Stock Purchase Plan, the provisions of the 2020 Stock Purchase Plan will govern.
Eligibility
The 2020 Stock Purchase Plan is a broad-based plan that offers all of our crewmembers and the crewmembers of our participating subsidiaries the opportunity to buy shares of our common stock at a 15% discount from the prevailing fair market value (unless and until such percentage is changed by the Plan Administrator) (as defined below). The 2020 Stock Purchase
Plan is designed with two components in order to give the Company increased flexibility in the granting of purchase rights to
U.S. and to non-U.S. crewmembers. Specifically, the 2020 Stock Purchase Plan authorizes the grant of options that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Internal Revenue Code (the “Section 423
Component”). To facilitate participation for crewmembers located outside the U.S. in light of non-U.S. law and other considerations, the 2020 Stock Purchase Plan also provides for the grant of options that are not intended to be tax-qualified under Section 423 of the Internal Revenue Code (the “Non-Section 423 Component”). The Plan Administrator will designate offerings made under the two components and, except as otherwise noted below or provided in the 2020 Stock Purchase Plan, the Section 423 Component and the Non-Section 423 Component will generally be operated and administered in the same way. Each individual who is an eligible crewmember on the start date of an offering period may enter that offering period on such start date. An eligible crewmember may participate in only one offering period at a time.
Shares Authorized for Issuance
If approved by the stockholders, the 2020 Stock Purchase Plan will authorize the issuance of an additional 20,000,000 shares of our common stock. The authorized shares may be issued under the Section 423 Component or the Non-Section 423
Component. The shares to be issued under the 2020 Stock Purchase Plan may be authorized but unissued shares or may be reacquired shares, including shares of common stock purchased on the open market. Upon the occurrence of certain events that affect our capitalization, appropriate adjustments will be made to the number and class of securities that may be issued under the 2020 Stock Purchase Plan in the future and to the number and class of securities and price per share under all outstanding stock purchase rights granted before the event.
Administration
The 2020 Stock Purchase Plan is administered by a committee (called the “Plan Administrator”) of two or more members of the
Board appointed by the Board to administer the 2020 Stock Purchase Plan. All decisions of the Plan Administrator will be final, binding and conclusive on all parties having an interest in the 2020 Stock Purchase Plan. Subject to limitations of applicable laws or rules, the Plan Administrator may delegate its administrative responsibilities and powers under the 2020 Stock
Purchase Plan to any of our crewmembers or group of crewmembers. The current members of the Compensation Committee who are acting as the Plan Administrator are: Peter Boneparth, Teri McClure, Sarah Robb O’Hagan, Vivek Sharma and
Thomas Winkelmann. The Plan Administrator may designate separate offerings under the 2020 Stock Purchase Plan, the terms of which need not be identical, in which eligible crewmembers of one or more participating subsidiaries will participate,

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even if the dates of the applicable offering periods in each such offering are identical, provided that the terms of participation are the same within each separate offering as determined under Section 423 of the Code. The Plan Administrator may also adopt sub-plans, appendices, rules and procedures relating to the operation and administration of the 2020 Stock Purchase
Plan to facilitate participation in the 2020 Stock Purchase Plan by crewmembers who are foreign nationals or employed outside the U.S. To the extent any sub-plan is inconsistent with the requirements of Section 423 of the Code, it will be considered part of the Non-Section 423 Component. The provisions of the 2020 Stock Purchase Plan will govern any sub-plan unless superseded by the terms of such sub-plan.
Purchase Price for the Shares
Under the 2020 Stock Purchase Plan, participating crewmembers are granted rights to purchase shares of common stock at a price equal to 85% of the stock’s fair market value on the day prior to the purchase date, unless and until such percentage is changed by the Plan Administrator prior to the commencement of the enrollment process for the applicable purchase interval.
The 2020 Stock Purchase Plan generally defines “fair market value” as the closing price reported for our common stock on the
Nasdaq Global Select Market on the immediately preceding trading day for which fair market value is being determined. On
March 20, 2026, the closing price of our common stock on the Nasdaq Global Select Market was $4.03.
Contributions
An eligible crewmember may elect to participate in an offering period under the 2020 Stock Purchase Plan by authorizing after-
tax payroll deductions from gross wages on or before the start date of such offering period or such other payments as may be permitted. Offering periods commence at semi-annual intervals on the first trading day of May and November each year, and have a maximum duration of 6 months unless otherwise determined by the Plan Administrator prior to the start of such offering period (but in no event may an offering period exceed 24 months). Crewmembers may generally authorize contributions in multiples of 1%, up to a maximum of 10%, of gross wages to purchase shares under the 2020 Stock Purchase Plan.
Contributions will be credited to the participant’s book account during each offering period. These accounts will not bear interest. A participant may, at any time during the offering period, reduce the rate of contributions, but no more than once per purchase interval.
A participant may also, prior to the commencement of any new purchase interval within the offering period, increase the rate of contributions (up to the maximum 10%) for such new purchase interval. Additionally, a crewmember may withdraw from an offering period by (1) giving notice in accordance with the requirements in the 2020 Stock Purchase Plan and the procedures adopted thereunder or (2) electing a 0% deduction to be administratively withdrawn from the 2020 Stock Purchase Plan. Any contribution collected from the crewmember during the purchase interval in which a withdrawal occurs will be refunded as soon as administratively possible, or, at the crewmember’s election, be held for the purchase of shares on the next purchase date. A participant’s withdrawal from a particular offering period is irrevocable, and the participant may not subsequently rejoin that offering period. Additionally, the Board may at any time terminate an offering period, in which case the participants’ outstanding contributions will be promptly refunded.
Purchase of Shares
On the start date of each offering period in which a participant is enrolled, the participant will be granted a separate purchase right for such offering period. The purchase right will provide the participant with the right to purchase shares under the 2020
Stock Purchase Plan on the last trading day of a 6-month purchase interval, which we refer to as the “purchase date.”
Purchase intervals run from the first trading day in May to the last trading day in October each year, and from the first trading day in November each year to the last trading day in April in the following year. Each purchase right will be automatically exercised on each successive purchase date within the offering period, and the purchase will be effected by applying the participant’s contribution collected during the purchase interval to the purchase of the maximum number of whole shares of common stock that can be purchased with such contribution. However, a participant may not purchase more than 4,000 shares on any one purchase date.

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Further, no crewmember may purchase more than $25,000 worth of common stock (using the fair market value of the common stock on the date the purchase rights are granted) under the 2020 Stock Purchase Plan (and any other crewmember stock purchase plan of the Company or an affiliate) per calendar year. Any contribution not applied to the purchase of shares on any purchase date because (1) they are not sufficient to purchase a whole share of common stock or (2) they exceed the accrual limitation that precludes the participants from purchasing additional shares will be refunded as soon as administratively possible. Additionally, any contribution under the 2020 Stock Purchase Plan not applied to the purchase of common stock by reason of the limitation on the maximum number of shares purchasable per participant or in total by all participants on the purchase date or any other reason will be refunded as soon as administratively possible.
Termination of Employment
Generally, if a participant’s employment terminates for any reason (including death, disability or change in status), his or her right to purchase shares of common stock during the current offering period will immediately terminate and all of his or her contributions for the purchase interval in which the purchase right so terminates will be immediately refunded. However, if a participant ceases to remain in active service by reason of an approved unpaid leave of absence, then the participant will have the right, exercisable up until 10 days before the next purchase date, to withdraw all the contributions collected to date on his or her behalf for that purchase interval. Should the participant not exercise this right, such funds shall be held for the purchase of shares on his or her behalf on the next scheduled purchase date. Contributions shall continue with respect to any gross wages received by a participant while he or she is on an unpaid leave of absence, unless the participant elects to withdraw from the offering period. Upon the participant’s return to active service (x) within three months following the commencement of such leave or (y) prior to the expiration of any longer period for which such participant has reemployment rights provided by statute or contract, his or her contributions under the 2020 Stock Purchase Plan will automatically resume at the rate in effect at the time the leave began, unless the participant withdraws from the 2020 Stock Purchase Plan prior to his or her return. If such period of a participant’s leave of absence exceeds the applicable time period described in clauses (x) and (y) described above, then the Plan Administrator may at any time prior to the next purchase date cause such participant’s outstanding purchase rights to terminate and all of the participant’s contributions for the purchase interval in which such purchase rights so terminate to be immediately refunded. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period described above must re-enroll in the 2020 Stock Purchase Plan as a new participant on or before the start date of any subsequent offering period in which he or she wishes to participate.
If a participant transfers employment from the Company or any participating subsidiary for the Section 423 Component to a participating subsidiary for the Non-Section 423 Component, he or she will immediately cease to participate in the Section 423
Component. However, any contributions made for the offering period in which such transfer occurs will be transferred to the
Non-Section 423 Component, and such participant will immediately join the then-current offering under the Non-Section 423
Component upon the same terms and conditions in effect for his or her participation in the 2020 Stock Purchase Plan.
A participant who transfers employment from a participating subsidiary in the Non-Section 423 Component to the Company or
any participating subsidiary in the Section 423 Component will remain a participant in the Non-Section 423 Component until the earlier of (1) the end of the then-current offering period under the Non-Section 423 Component or (2) the first trading day of the first offering period in which he or she participates following such transfer. The Plan Administrator may establish different rules to govern transfers of employment between subsidiaries participating in the Section 423 Component and the Non-Section
423 Component, consistent with the applicable requirements of Section 423 of the Code.
Change in Control
If a change in control of the Company (as defined in the 2020 Stock Purchase Plan) occurs, each outstanding purchase right will automatically be exercised immediately prior to the effective date of such change in control. The purchase price applicable for the purchase interval in which such change in control occurs will be equal to 85% of the fair market value per share of our common stock immediately prior to the effective date of such change in control (unless and until such percentage is changed by the Plan Administrator).
However, participants will, following the receipt of notice from us of a change in control, have the right to terminate their outstanding purchase rights prior to the effective date of such change in control. Further, the 2020 Stock Purchase Plan
Administrator may terminate any outstanding purchase rights prior the effective date of a change in control, in which case all payroll deductions for the purchase interval in which such contributions are terminated will be promptly refunded.

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Amendment and Termination of the 2020 Stock Purchase Plan
The Board may terminate, suspend or amend the 2020 Stock Purchase Plan at any time to become effective immediately following the close of any purchase interval. Stockholder approval is required for any amendment that would (a) increase the number of shares available for issuance under the 2020 Stock Purchase Plan, (b) change the purchase price formula so as to reduce the purchase price payable for shares purchasable under the 2020 Stock Purchase Plan, (c) change the eligibility requirements for participation in the 2020 Stock Purchase Plan, or (d) otherwise require stockholder approval under any relevant law, regulation or rule. Unless sooner terminated by the Board, the 2020 Stock Purchase Plan will terminate upon the earliest of (1) May 30, 2030, (2) the date on which all shares available for issuance under the 2020 Stock Purchase Plan have been sold pursuant to purchase rights exercised under the 2020 Stock Purchase Plan, or (3) the date on which all purchase rights are exercised in connection with a change in control of the Company.
Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain significant United States federal income tax consequences under the Internal
Revenue Code, as in effect on the date of this summary, applicable to the Company and crewmembers in connection with participation and purchase of shares of common stock under the 2020 Stock Purchase Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or non-U.S. tax consequences, or the effect of gift, estate or inheritance taxes. This summary is also not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change, and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants are advised to consult their own tax advisors with respect to the tax consequences of participating in the 2020 Stock Purchase Plan. As described above, the 2020
Stock Purchase Plan has a Section 423 Component and a Non-Section 423 Component. The tax consequences for a U.S.
taxpayer will depend on whether he or she participates in the Section 423 Component or the Non-Section 423 Component.
Tax Consequences to U.S. Participants in the Section 423 Component
The right of participants to make purchases under the Section 423 Component is intended to qualify under the provisions of
Section 423 of the Code. Upon the grant of a common stock purchase right under the Section 423 Component, there will not be any U.S. federal income consequences to either the crewmember or the Company or any of its affiliates. The purchase of common stock under the 2020 Stock Purchase Plan also will not have any immediate U.S. federal income tax consequences to the crewmember. Any determination of U.S. federal income tax consequences will depend on whether the shares purchased are disposed of after the expiration of (1) one year after the date those shares are transferred to the crewmember and (2) two years after the date of grant of the common stock purchase right (referred to below as the “holding periods”). If the holding periods are met, or if the participant dies while holding the shares, the participant will recognize ordinary income with respect to a portion of the value from the disposition. The portion that will recognize ordinary income is the lesser of (1) the excess of the fair market value of the shares at the time of the disposition or death over the total purchase price of the shares or (2) the excess of the fair market value of the shares of common stock on the first day of the offering period over the total purchase price of the shares. Any additional gain will be treated as long-term capital gain. If the holding periods of these shares meet or exceed the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participant will recognize a long-term capital loss for the difference between the sale price and the purchase price. Neither the Company nor any affiliate employing the participant will be entitled to any U.S. federal income tax deduction with respect to the amount treated as long-term capital gain or as ordinary income as a result of the rules described above for shares disposed of after expiration of the holding periods. If the shares are disposed of prior to the expiration of the holding periods (a “disqualifying disposition”), generally the participant will recognize ordinary income on the excess of the fair market value of those shares on the purchase date over the aggregate purchase price and the Company will be entitled to a U.S.
federal tax deduction in a like amount.
Tax Consequences to U.S. Participants in the Non-Section 423 Component
A U.S. participant in the Non-Section 423 Component will recognize ordinary income on the value of the common stock on the purchase date less the purchase price. Upon a sale or disposition of the common stock the participant purchased under the
Non-Section 423 Component of the 2020 Stock Purchase Plan, the participant also will have a capital gain or loss on the difference between the sales proceeds and the value of the common stock on the purchase date. This capital gain or loss will be long-term if the participant held the common stock for more than one year and short-term if the participant held the common stock for less than one year. Any ordinary income that a participant receives upon the purchase of shares of common stock

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under the Non-Section 423 Component of the 2020 Stock Purchase Plan is subject to withholding for income, Medicare and social security taxes, as applicable. In addition, this income is required to be reported as ordinary income to the participant on the participant’s annual Form W-2, and the participant is responsible for ensuring that this income is reported on his or her individual income tax return. With respect to U.S. participants, we are entitled to a U.S. federal tax deduction for amounts taxed as ordinary income for a participant who recognized ordinary income upon a purchase made under the Non-Section 423
Component.
Plan Benefits
The benefits that will be received by or allocated to eligible crewmembers under the 2020 Stock Purchase Plan, as amended, cannot be determined at this time because the amount of contributions set aside to purchase shares of the common stock under the 2020 Stock Purchase Plan (subject to the limitations discussed above) is entirely within the discretion of each participant. If the proposed amendment to the 2020 Stock Purchase Plan had been in effect for the 2025 fiscal year, we do not expect that the number of shares purchased by participants in the 2020 Stock Purchase Plan during that year would have been materially different than the number of shares purchased as set forth in the table below.
Aggregate Past Purchases Under the 2020 Crewmember Stock Purchase Plan
As of March 20, 2026, 79,000,668 shares of the Company’s common stock had been purchased under the 2020 Stock
Purchase Plan (and its predecessor plans) since the inception of the 2020 Stock Purchase Plan. The following number of shares have been purchased by the persons and groups identified below:

	Aggregate Number of Shares Purchased in the Most Recent Completed Offering Period Ended October 31, 2025	Aggregate Number of Shares Purchased Under the 2020 Stock Purchase Plan in All Completed Offering Periods

Joanna Geraghty	—	6,494
Marty St. George	1,986	9,250
Ursula Hurley	505	18,040
Warren Christie	505	16,781
Carol Clements	—	—
All current executive officers as a group	3,708	52,391
All current directors who are not executive officers as a group	—	—
All employees, including all current officers who are not executive officers, as a group	6,299,942	47,867,329
Total	6,303,650	47,919,720
Registration with the SEC
If our stockholders approve the amendment to the 2020 Crewmember Stock Purchase Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares to be made available for sale under the 2020 Crewmember Stock Purchase Plan.

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Proposal 4	Table of Contents
Equity Compensation Plan Information
The table below provides information relating to our equity compensation plans, including individual compensation arrangements, under which our common stock is authorized for issuance as of December 31, 2025, as adjusted for stock splits:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)

Equity compensation plans approved by security holders	13,283,343	$6.15	19,161,173 (1)
Equity compensation plans not approved by security holders	—	—	—
Total	13,283,343	$6.15	19,161,173
1.Because this figure includes the shares remaining available for issuance under the Crewmember Stock Purchase Plan as of December
31, 2025, it does not reflect the number we expect to be outstanding after giving effect to share purchases in the current offering period.
Warrants issued to the U.S. Department of Treasury under the government support programs discussed in Note 3 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 12, 2026, are not reflected in this table.
Refer to Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 12, 2026, for further information regarding the material features of the above plans.

The Board of Directors unanimously recommends that stockholders vote “FOR” the approval of the amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan.

91

Questions and Answers about the
Annual Meeting and Voting
What is the record date?
The record date (the “Record Date”) for the 2026 virtual annual meeting is March 20, 2026. On the Record Date, there were
372,018,894 shares of our common stock outstanding and there were no outstanding shares of any other class of stock.
Who is entitled to vote?
Only stockholders of record at the close of business on the Record Date are entitled to vote at the annual meeting and any postponement(s) or adjournment(s) thereof. Holders of shares of common stock as of the record date are entitled to cast one vote per share on all matters.
What is the difference between holding shares as a holder of record and as a beneficial owner?
Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker-dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially through a bank, broker or other nominee.
Stockholder of Record
If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust
Company, N.A., then you are a stockholder of record (also known as a “registered holder”). As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote via the Internet at the annual meeting. Whether or not you plan to attend the annual meeting via the Internet, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the annual meeting.
Beneficial Owner
If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name,” and the notice of the annual meeting is being forwarded to you by that organization, which is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares.
How do I vote?
Registered holders may vote:
•By Internet: go to www.proxyvote.com;
•By telephone: call 1-800-690-6903 (toll-free); or
•By mail (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.
If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

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Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet.
Accordingly, the Company is sending its Notice of the Internet Availability of proxy materials for the 2026 annual meeting of stockholders (the “Notice”) to the Company’s stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Under e-delivery, stockholders may request to receive proxy materials electronically by email on an ongoing basis. The Board encourages you to take advantage of the availability of the proxy materials on the Internet.
What does it mean if I receive more than one proxy card?
If your shares are registered differently or are held in more than one account, you will receive more than one proxy card.
Please sign and return all proxy cards to ensure that all of your shares are voted.
How will my shares be voted at the annual meeting if I do not specify on the proxy card how I want my shares to be voted?
If you are the record holder of your shares and return a signed card (or when giving your proxy by telephone or the Internet)
without specifying how you want to vote your shares, your shares will be voted:
•FOR the election of each of the thirteen director candidates nominated by the Board of Directors;
•FOR approval, on an advisory basis, of the compensation of our named executive officers;
•FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•FOR approval of an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan to increase the number of shares of Company common stock authorized for issuance under the JetBlue Airways Corporation 2020
Crewmember Stock Purchase Plan by 20,000,000 shares; and
•in accordance with the best judgment of the named proxies on any other matters properly brought before the 2026 virtual annual meeting and any postponement(s) or adjournment(s) thereof.
If you are a beneficial owner of shares and do not specify how you want your shares to be voted, your shares may not be voted by the record holder (such as your bank, broker or other nominee) and will not be considered as present and entitled to vote on any matter to be considered at the annual meeting, except with respect to the ratification of the Company’s independent auditors. If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to such record holder as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.
What can I do if I change my mind after I vote?
Any proxy may be revoked at any time prior to its exercise at the 2026 annual meeting. A stockholder who delivers an executed proxy pursuant to this solicitation may revoke it at any time before it is exercised by: (i) executing and delivering a later-dated proxy card to our corporate secretary prior to the annual meeting; (ii) delivering written notice of revocation of the proxy to our corporate secretary prior to the annual meeting; (iii) voting again by telephone, by mobile device or over the
Internet prior to 11:59 p.m., Eastern Daylight Time, on May 13, 2026; or (iv) attending and voting via the Internet at the 2026 virtual annual meeting. Attendance at the 2026 virtual annual meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by following their directions.

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What vote is required to adopt each of the proposals?
Proposal 1: Election of Directors
Directors will be elected by a majority of the votes cast at the annual meeting. If a quorum is present, a nominee for election to a position on the Board will be elected if the number of shares voted “for” that nominee exceeds the number of shares voted
“against” that nominee. However, a director who fails to receive the required number of votes at the next annual meeting of stockholders at which he or she faces reelection is required to tender his or her resignation to the Board and the Board
(excluding the director in question) shall, within 90 days after certification of the election results, decide whether to accept the director’s resignation through a process overseen by the Governance and Nominating Committee (and excluding the director in question from all Board and Committee deliberations). The Board shall promptly disclose its decision and, if applicable, the reasons for rejecting the resignation in a filing with the SEC or in a press release that is widely disseminated. Abstentions and broker non-votes are not counted as votes cast and therefore will have no effect on determining whether the required majority vote has been attained.
Proposal 2: Approval, on an advisory basis, of the compensation of our named executive officers
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the advisory vote on executive compensation. The results of this vote are not binding on the Board, though the Board will consider the voting results. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.
Proposal 3: Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the annual meeting and entitled to vote is required to ratify the appointment of the independent registered public accounting firm. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal. Broker non-votes are not applicable with respect to this proposal, because brokers have discretionary authority vote on routine matters, as described below.
Proposal 4: Amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the amendment to the JetBlue Airways Corporation 2020
Crewmember Stock Purchase Plan. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.
What is a quorum?
To carry on the business of the annual meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the 2026 virtual annual meeting is a majority of the issued and outstanding common stock of the Company as of the Record Date entitled to vote and present in person or represented by proxy.
Abstentions and “broker non-votes” (which are explained under “What are broker non-votes?”) are counted as present to determine whether there is a quorum for the 2026 virtual annual meeting.
What are broker non-votes?
A “broker non-vote” occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide such record holder with voting instructions on any non-routine matters brought to a vote at the annual meeting. If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, such as the ratification of appointment of our independent registered public accounting firm
(Proposal 3), even if the broker does not receive voting instructions from you. Non-routine matters include the election of directors (Proposal 1), the advisory vote to approve the compensation of our named executive officers (Proposal 2) and approval of the amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan (Proposal 4). Your

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Questions and Answers	Table of Contents
broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a
“broker non-vote” will occur and your shares will not be voted on these matters.
How do foreign owners vote?
To comply with restrictions imposed by federal law on foreign ownership of U.S. airlines, our Amended and Restated Certificate of Incorporation and our Bylaws restrict foreign ownership of shares of our common stock. The restrictions imposed by federal law currently require that no more than 25% of our voting stock be owned or controlled, directly or indirectly, by persons who are not United States citizens. Our Bylaws provide that no shares of our common stock may be voted by or at the direction of non-citizens unless such shares are registered on a separate stock record, which we refer to as the foreign stock record. Our
Bylaws further provide that no shares of our common stock will be registered on the foreign stock record if the amount so registered would exceed the foreign ownership restrictions imposed by federal law. Any holder of JetBlue common stock who is not a United States citizen and has not registered its shares on the foreign stock record maintained by us will not be permitted to vote its shares at the annual meeting. The enclosed proxy card contains a certification that by signing the proxy card or voting by telephone or electronically, the stockholder certifies that such stockholder is a United States citizen as that term is defined in the Federal Aviation Act or that the shares represented by the proxy card have been registered on our foreign stock record. As of the Record Date for the 2025 annual meeting, shares representing less than 25% of our total outstanding voting stock are registered on the foreign stock record.
Under Section 40102(a)(15) of the Federal Aviation Act, the term “citizen of the United States” is defined as: (i) an individual who is a citizen of the United States, (ii) a partnership each of whose partners is an individual who is a citizen of the United
States, or (iii) a corporation or association organized under the laws of the United States or a state, the District of Columbia or a territory or possession of the United States of which the president and at least two-thirds of the Board of Directors and other managing officers are citizens of the United States, and in which at least 75% of the voting interest is owned or controlled by persons that are citizens of the United States.
Who pays for soliciting the proxies?
We pay the cost of soliciting the proxies. We have retained Sodali & Co. LLC, 333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902, USA, a professional soliciting organization, to assist in soliciting proxies from brokerage firms, custodians and other fiduciaries. The Company expects the proxy solicitation fees for Sodali to be $10,000. In addition, our directors, officers and associates may, without additional compensation, also solicit proxies by mail, telephone, email, personal contact, facsimile or through similar methods. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.
Stockholders who have any questions regarding voting procedures can contact Sodali at (800) 662-5200.
How can I attend the 2026 virtual annual meeting?
The 2026 annual meeting is being held as a virtual only meeting this year. If you are a stockholder as of the Record Date, you may attend, vote and ask questions virtually at the meeting by logging in at www.virtualshareholdermeeting.com/jblu2026 and providing your control number.
If you are a stockholder holding your shares in “street name” as of the Record Date, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee.
Why is this annual meeting virtual only?
We are holding a virtual only meeting this year because we welcome expanded access, improved communication and cost savings for our stockholders and the Company that is afforded by the virtual format. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. We encourage you to ask questions in advance on www.proxyvote.com. We recommend that you log in to the Virtual Stockholder Meeting at www.virtualshareholdermeeting.com/jblu2026 a few minutes before the scheduled meeting time on May 14, 2026 to ensure you are logged in when the meeting starts.

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Table of Contents	Questions and Answers
What if during the check-in time or during the annual meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website.
If you encounter any difficulties accessing the virtual meeting at or during the meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting webpage.
Will there be a question and answer session during the annual meeting?
As part of the virtual annual meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to JetBlue and the meeting matters, as time permits. Only stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?” will be permitted to submit questions before or during the annual meeting.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Virtual
Stockholder Meeting webpage for stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?”
What is “householding” and how does it affect me?
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify us by sending a written request to Investor Relations, JetBlue Airways Corporation,
27-01 Queens Plaza North, Long Island City, New York 11101 or by calling us at (718) 286-7900. You may also notify us to request delivery of a single copy of our annual report or proxy statement if you currently share an address with another stockholder and are receiving multiple copies of our annual report or proxy statement.
Is there a list of stockholders entitled to vote at the annual meeting?
The names of stockholders entitled to vote at the virtual annual meeting will be available for a period of ten days ending the day before the annual meeting for any purpose germane to the annual meeting, between the hours of 9:00 a.m. and 4:30 p.m.
(Eastern Daylight Time), at our principal executive offices at 27-01 Queens Plaza North, Long Island City, New York 11101, by
contacting our General Counsel.
When will the voting results be announced?
We will announce preliminary voting results at the annual meeting. We will report final results on our website at www.jetblue.com and in a filing with the SEC on a Form 8-K.

Other Matters
As of the date of this Proxy Statement, we do not know of any other matters that may be presented for consideration at the annual meeting other than the items set forth in the notice of annual meeting above. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

96

Additional Information
Deadline for Receipt of Stockholder Proposals to be Presented at the 2027
Annual Meeting
Pursuant to our Bylaws, stockholders who wish to submit a proposal (including a director nomination) that is not to be included in the proxy materials for the 2027 annual meeting of stockholders must do so no earlier than January 14, 2027 (120 days prior to May 14, 2027, the one year anniversary of the annual meeting) and no later than February 13, 2027 (90 days prior to May
14, 2027), and must comply with all of the requirements in our Bylaws.
The foregoing Bylaws provisions do not affect a stockholder’s ability to submit a proposal for inclusion in our proxy statement pursuant to Rule 14a-8 of the SEC’s proxy rules. Proposals intended to be considered for inclusion in our proxy materials for presentation at our 2027 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices addressed to the General Counsel and Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens
Plaza North, Long Island City, New York 11101, by December 3, 2026 (120 days prior to April 2, 2027, the one year anniversary of the 2026 proxy mailing).
The Board has implemented proxy access provisions in our Bylaws, which permit a stockholder, or a group of up to 20 stockholders owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual stockholder meeting up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws. To be timely, the notice must not be received earlier than December 15, 2026 (150 days prior to May 14, 2027, the one year anniversary of the 2026 annual meeting), nor later than January 14, 2027 (120 days prior to May 14, 2027). The notice must contain the information required by our Bylaws.
A copy of our Bylaws is available upon request to: General Counsel and Corporate Secretary, JetBlue Airways Corporation,
27-01 Queens Plaza North, Long Island City, NY 11101.
Annual Report to Stockholders
The 2025 Annual Report to Stockholders (which is not a part of our proxy soliciting materials), is being mailed with this Proxy
Statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of proxy materials, this Proxy Statement and our 2025 Annual Report to Stockholders are
available on our website at www.jetblue.com. Additionally, and in accordance with SEC rules, you may access our Proxy
Statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s
Annual Report on Form 10-K filed with the SEC will be provided to stockholders without charge upon written request directed to our General Counsel, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, NY 11101. The Company’s
copying costs will be charged if exhibits to the 2025 Annual Report on Form 10-K are requested. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange
Act of 1934 as soon as reasonably practicable after filing.

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Table of Contents	Additional Information
Forward-Looking Information
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this Proxy Statement may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,”
“indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets”
or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Proxy Statement include, without limitation, statements regarding our outlook and future results of operations, including our profitability goals, our business strategy and plans for future operations, including our cost savings initiatives, current plan, considerations, expectations and determinations regarding future compensation programs.
Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Proxy Statement, could cause our results to differ materially from those expressed in the forward-looking statements.
Further information concerning these and other factors is contained in our filings with the SEC, including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2025, as updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this Proxy Statement might not occur. Our forward-looking statements speak only as of the date of this Proxy Statement. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.
By Order of the Board of Directors,
Eileen McCarthy
General Counsel and Corporate Secretary
April 2, 2026
Long Island City, New York

98

APPENDIX A

Non-GAAP Financial Measures
We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this
Proxy Statement. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information below provides an explanation of each non-GAAP financial measure and shows a reconciliation of certain non-GAAP financial measures to its most directly comparable GAAP financial measure.
Operating Expenses, excluding Fuel, Other Non-Airline Operating Expenses, and Special Items
(“Operating Expenses ex-fuel”) and Operating Expense ex-fuel per Available Seat Mile (“CASM ex-fuel”)
Operating Expense per Available Seat Mile (“CASM”) is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel, operating expenses related to other non-airline businesses, such as Paisly (f/k/a JetBlue Travel Products) and JetBlue Technology Ventures (JBV), and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact.
Special items for 2025 include severance expenses and other special items.
Special items for 2024 included Spirit-related costs, union contract costs, severance expenses, Embraer E190 fleet transition costs, and other special items.
Special items for 2023 included union contract costs and Spirit-related costs.
We believe Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines.

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Table of Contents	Appendix A
NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER
ASM (CASM), EXCLUDING FUEL

	2025		2024		2023
(in millions; per ASM data in cents)	$	per ASM	$	per ASM	$	per ASM

Total operating expenses	9,430	14.51	9,963	15.08	9,845	14.37
Less:
Aircraft fuel	2,057	3.16	2,343	3.55	2,807	4.10
Other non-airline expenses	65	0.10	60	0.09	64	0.09
Special items	30	0.05	591	0.89	197	0.29
Operating expenses, excluding fuel	7,278	11.20	6,969	10.55	6,777	9.89
Percent change		6.2%		6.6%		4.6%
With respect to JetBlue’s CASM ex-fuel guidance, we are unable to provide a reconciliation of the non-GAAP financial measure to GAAP CASM, the most directly comparable GAAP measure, because the quantification of certain excluded items reflected in the CASM ex-fuel guidance cannot be calculated or predicted at this time without unreasonable efforts. The reconciling information that is unavailable would include a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results.
Operating Expense, Operating Loss, Operating Margin, Pre-Tax Loss, Pre-Tax Margin, Net Loss and Loss
per Share, excluding Special Items, Gain (Loss) on Investments and Gain on Debt Extinguishments
Our GAAP results in the applicable periods were impacted by charges that were deemed special items.
Special items for 2025 include severance expenses and other special items.
Special items for 2024 included Spirit-related costs, union contract costs, severance expenses, Embraer E190 fleet transition costs, and other special items.
Special items for 2023 included union contract costs and Spirit-related costs.
Certain gains and losses on our investments, net were also excluded from our 2025, 2024 and 2023 non-GAAP results.
Additionally, the gain on debt extinguishments was also excluded from our 2024 non-GAAP results.
We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

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Appendix A	Table of Contents
NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS, OPERATING
MARGIN, PRE-TAX LOSS, PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS, GAIN
(LOSS) ON INVESTMENTS AND GAIN ON DEBT EXTINGUISHMENTS

	Year Ended December 31,
(in millions except percentages)	2025	2024	2023

Total operating revenues	$9,062	$9,279	$9,615
Reconciliation of Operating Expense
Total operating expenses	$9,430	$9,963	$9,845
Less: Special items	30	591	197
Total operating expenses excluding special items	$9,400	$9,372	$9,648
Reconciliation of Operating Loss
Operating loss	$(368)	$(684)	$(230)
Add back: Special items	30	591	197
Operating loss excluding special items	$(338)	$(93)	$(33)
Reconciliation of Operating Margin
Operating Margin	(4.1)%	(7.4)%	(2.4)%
Operating loss excluding special items	$(338)	$(93)	$(33)
Total operating revenues	9,062	9,279	9,615
Adjusted Operating Margin	(3.7)%	(1.0)%	(0.3)%
Reconciliation of Pre-Tax Loss
Loss before income taxes	$(774)	$(897)	$(334)
Add back: Special items	30	591	197
Less: Gain (loss) on investments, net	18	(27)	9
Less: Gain on debt extinguishments	—	22	–
Loss before income taxes excluding special items, gain (loss) on investments and gain on debt extinguishments	$(762)	$(301)	$(146)

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Table of Contents	Appendix A

	Year Ended December 31,
(in millions except percentages)	2025	2024	2023

Reconciliation of Pre-Tax Margin
Pre-tax margin	(8.5)%	(9.7)%	(3.5)%
Loss before income taxes excluding special items	$(762)	$(301)	$(146)
Total operating revenues	9,062	9,279	9,615
Adjusted pre-tax margin	(8.4)%	(3.2)%	(1.5)%

	Year Ended December 31,
(in millions except per-share amounts)	2025	2024	2023

Reconciliation of Net Loss
Net loss	$(602)	$(795)	$(310)
Add back: Special items	30	591	197
Less: Income tax benefit related to special items	7	45	31
Less: Gain (loss) on investments, net	18	(27)	9
Less: Income tax benefit (expense) related to gain (loss) on investments, net	(4)	6	(2)
Less: Gain on debt extinguishments	—	22	–
Less: Income tax expense related to gain on debt extinguishments	—	(5)	–
Net loss excluding special items, gain (loss) on investments and gain on debt extinguishments	$(593)	$(245)	$(151)
Calculation of Loss per Share
Loss per common share:
Basic	$(1.66)	$(2.30)	$(0.93)
Add back: Special items	0.08	1.71	0.59
Less: Income tax expense related to special items	0.02	0.13	0.09
Less: Gain (loss) on investments, net	0.05	(0.08)	0.03
Less: Income tax benefit (expense) related to gain (loss) on investments, net	(0.01)	0.02	(0.01)
Less: Gain on debt extinguishments	—	0.06	–
Less: Income tax expense related to gain on debt extinguishments	—	(0.01)	–
Basic excluding special items, gain (loss) on investments and gain on debt extinguishments	$(1.64)	$(0.71)	$(0.45)
Diluted	$(1.66)	$(2.30)	$(0.93)
Add back: Special items	0.08	1.71	0.59
Less: Income tax benefit related to special items	0.02	0.13	0.09
Less: Gain (loss) on investments, net	0.05	(0.08)	0.03
Less: Income tax benefit (expense) related to gain (loss) on investments, net	(0.01)	0.02	(0.01)
Less: Gain on debt extinguishments	—	0.06	–
Less: Income tax expense related to gain on debt extinguishments	—	(0.01)	–
Diluted excluding special items, gain (loss) on investments and gain on debt extinguishments	$(1.64)	$(0.71)	$(0.45)

102

APPENDIX B

Proposed Amendment to the
JetBlue Airways Corporation 2020
Crewmember Stock Purchase Plan
This Amendment (the “Amendment”) to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan (as
amended, the “Plan”), is made effective as of the 14th day of May, 2026, by JetBlue Airways Corporation, a Delaware
corporation (the “Company”).
1.Amendment to Section III. A of the Plan. The second sentence of Section III. A of the Plan is deleted in its entirety and replaced with the following:
The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed
72,530,985 shares, which shall be submitted to the stockholders for approval, and approved by the stockholders at the
2026 annual meeting.
2.Continued Effect. Except as set forth herein, the Plan shall remain unchanged and in full force and effect.